4917-2189-2758v4 1075.279 JOINDER AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT This JOINDER AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of March 30, 2026, by and among HF FOODS GROUP INC., a Delaware corporation ("HF"), B&R GLOBAL HOLDINGS, INC., a Delaware corporation ("B&R"), RONGCHENG TRADING, LLC, a California limited liability company ("Rongcheng"), CAPITAL TRADING, LLC, a Utah limited liability company ("Capital"), WIN WOO TRADING, LLC, a California limited liability company ("Win Woo"), R & C TRADING L.L.C., an Arizona limited liability company ("R & C"), GREAT WALL SEAFOOD LA, LLC, a California limited liability company ("Great Wall"), B & L TRADING, LLC, a Washington limited liability company ("B & L"), MOUNTAIN FOOD, LLC, a Colorado limited liability company ("Mountain"), MIN FOOD INC., a California corporation ("Min Food"), MONTEREY FOOD SERVICE, LLC, a California limited liability company ("Monterey"), HAN FENG, INC., a North Carolina corporation ("Han Feng"), NEW SOUTHERN FOOD DISTRIBUTORS, INC., a Florida corporation ("NSFD"), KIRNLAND FOOD DISTRIBUTION, INC., a Georgia corporation ("Kirnland"), GREAT WALL SEAFOOD IL, L.L.C., an Illinois limited liability company ("Great Wall IL"), GREAT WALL SEAFOOD TX, L.L.C., a Texas limited liability company ("Great Wall TX"), SUNFLOWER 2.0, LLC, a Kansas limited liability company ("Sunflower"), HF CHARLOTTE, LLC, a North Carolina limited liability company ("HF Charlotte"), T&G Group, LLC, a California limited liability company ("T&G Group") GREAT WALL SEAFOOD VA, L.L.C., a Virginia limited liability company ("Great Wall VA"; HF, B&R, Rongcheng, Capital, Win Woo, R & C, Great Wall, B & L, Mountain, Min Food, Monterey, Han Feng, NSFD, Kirnland, Great Wall IL, Great Wall TX , Sunflower, HF Charlotte, T&G Group and Great Wall VA are collectively referred to herein as the "Existing Working Capital Borrowers"), HF Atlanta, LLC, a Georgia limited liability company ("New Working Capital Borrower"; the Existing Working Capital Borrowers and New Working Capital Borrower are collectively referred to herein as the "Working Capital Borrowers"), B & R REALTY, LLC, a California limited liability company ("Realty"), LUCKY REALTY, LLC, a California limited liability company ("Lucky"), GENSTAR REALTY, LLC, a California limited liability company ("Genstar"), MURRAY PROPERTIES, LLC, a Utah limited liability company ("Murray"), FORTUNE LIBERTY, LLC, a Utah limited liability company ("Fortune"), A & KIE, LLC, an Arizona limited liability company("A & Kie"), LENFA FOOD, LLC, a Colorado limited liability company ("Lenfa"), BIG SEA REALTY, LLC, a Washington limited liability company ("Big Sea"; Realty, Lucky, Genstar, Murray, Fortune, A & Kie, Lenfa and Big Sea are collectively referred to as the "Real Estate Borrowers"; the Working Capital Borrowers and the Real Estate Borrowers, each a "Borrower" and collectively, the "Borrowers"), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, "Administrative Agent"). W I T N E S S E T H: WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of March 31, 2022 (as amended, restated, supplemented or otherwise modified to date and from time to time, including hereby, the "Credit Agreement"; capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement); WHEREAS, the Existing Working Capital Borrowers have informed Administrative Agent and Lenders that B&R has formed a new Subsidiary, HF Atlanta, and Existing Borrowers desire to join New Working Capital Borrower to the Credit Agreement as a "Borrower" thereunder; and

WHEREAS, the Borrowers have requested that Administrative Agent and Lenders agree to amend the Credit Agreement as specified herein, and Administrative Agent and Lenders have agreed to such request, subject to the terms and conditions of this Amendment. NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Joinder. (a) By executing this Amendment, New Working Capital Borrower agrees that it shall (i) immediately and automatically become a party to the Credit Agreement (and each other Loan Document, as applicable) as a Working Capital Borrower, Borrower and Loan Party as if it were an original signatory thereto, (ii) be bound by all of the provisions of the Credit Agreement (and each other Loan Document, as applicable) applicable to New Working Capital Borrower as a Working Capital Borrower, Borrower and a Loan Party as if it were an original signatory thereto, and (iii) be considered a Working Capital Borrower, Borrower and a Loan Party for all purposes of the Credit Agreement (and each other Loan Document, as applicable) and have the rights and all of the obligations of a Working Capital Borrower, a Borrower and a Loan Party thereunder. New Working Capital Borrower (w) confirms that it has received a copy of the Credit Agreement, together with copies of all other documents and information as it has deemed appropriate to make its own decision to enter into this Amendment, including without limitation the joinder to Credit Agreement set forth in this Section 1, (x) agrees that it will perform in accordance with all of the obligations and comply with all of the covenants that by the terms of the Credit Agreement and the other Loan Documents are required of it as a Working Capital Borrower, a Borrower and a Loan Party thereunder, (y) confirms that, after giving effect to the consummation of the transactions contemplated by this Amendment, the representations and warranties contained in the Credit Agreement and in any other Loan Document applicable to a Working Capital Borrower, a Borrower and a Loan Party are true and correct with respect to New Working Capital Borrower with the same effect as of the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (z) authorizes Borrower Representative to act in such capacity on its behalf under the Credit Agreement and the other Loan Documents. Each party hereto hereby further acknowledges and agrees that after giving effect to this Section 1, each reference to "Working Capital Borrower", "Working Capital Borrowers", "Borrower", "Borrowers, "Loan Party" and "Loan Parties" in the Credit Agreement and other Loan Documents shall be deemed to include New Working Capital Borrower. 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 4 below: (a) The Credit Agreement is hereby amended to delete the red stricken text and to add the blue underlined text as set forth in the restated Credit Agreement attached as Exhibit A hereto. (b) Schedules 1.1(a), 1.1(b), 1.01, 3.05, 3.06, 3.12, 3.14, 3.15, 3.22, 3.25, 6.01, 6.02, 6.04 and 6.10 to the Credit Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit B. (c) The Commitment Schedule is hereby amended and restated in its entirety as attached hereto as Exhibit C.

3. Conditions to Effectiveness. The effectiveness of Section 1 and Section 2 of this Amendment is subject to the following conditions precedent: (a) Administrative Agent shall have received a copy of (i) this Amendment executed by each Borrower, Administrative Agent and each Lender and (ii) each of the items listed on the Closing Checklist attached hereto as Exhibit D; (b) Administrative Agent shall have received all fees (including the fees set forth in the amended and restated fee letter of even date herewith by and among Administrative Agent and the Borrowers), costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Loan Documents (including reasonable fees and expenses of legal counsel to the extent invoiced on or prior to the date hereof); and (c) immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment. 4. Representations and Warranties. To induce Administrative Agent and the Lenders party hereto to enter into this Amendment, each of the Borrowers, including New Working Capital Borrower, hereby represents and warrants to Administrative Agent and the Lenders that: (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; (ii) immediately before and after giving effect to the consummation of the transactions contemplated by this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and (iii) immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 5. [Reserved]. 6. Release. (a) In consideration of the agreements of Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself, each of its Subsidiaries, and each of its and their respective successors, assigns, and other legal representatives (each such Borrower and all such other Persons being hereafter referred to collectively as the "Releasors" and individually as a "Releasor"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and the Lenders, and each of their successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, other representatives (Administrative Agent and the Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off and liabilities whatsoever, including claims for breach of contract, (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto; provided that nothing in this paragraph shall modify, amend, or terminate the Credit Agreement, any of the other Loan Documents, or any other contract or agreement to which a Releasor is a party or of which the Releasor is a beneficiary and further provided that nothing in this paragraph shall release, remise or discharge any Releasee from liability for future performance due under any such contracts or agreements or with respect to any demand deposit account. (b) Each Releasor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (c) Each Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. 7. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 8. References. Any reference to the Credit Agreement contained in any Loan Document or any other document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment. 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., "pdf") transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party. 10. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or any of the other Loan Documents. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. 11. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks. [Signature pages follow]

Signature Page to Joinder and Amendment No. 5 to Third Amended and Restated Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above. BORROWERS: A & KIE, LLC B & L TRADING, LLC B & R REALTY, LLC B&R GLOBAL HOLDINGS, INC. BIG SEA REALTY, LLC CAPITAL TRADING, LLC FORTUNE LIBERTY, LLC GENSTAR REALTY, LLC GREAT WALL SEAFOOD IL, L.L.C. GREAT WALL SEAFOOD LA, LLC GREAT WALL SEAFOOD TX, L.L.C. GREAT WALL SEAFOOD VA, L.L.C. HAN FENG, INC. HF CHARLOTTE, LLC HF FOODS GROUP INC. KIRNLAND FOOD DISTRIBUTION, INC. LENFA FOOD, LLC LUCKY REALTY, LLC MIN FOOD INC. MONTEREY FOOD SERVICE, LLC MOUNTAIN FOOD, LLC MURRAY PROPERTIES, LLC NEW SOUTHERN FOOD DISTRIBUTORS, INC. R & C TRADING L.L.C. RONGCHENG TRADING, LLC SUNFLOWER 2.0, LLC T&G GROUP, LLC WIN WOO TRADING, LLC HF ATLANTA, LLC By: Name: Christine Chang Title: Secretary

Signature Page to Joinder and Amendment No. 5 to Third Amended and Restated Credit Agreement JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender By: ________________________________________ Name: ______________________________________ Title: _______________________________________

Signature Page to Joinder and Amendment No. 5 to Third Amended and Restated Credit Agreement FIFTH THIRD BANK, N.A., successor by merger to Comerica Bank, as a Lender By: _______________________________________ Name: _____________________________________ Title: ______________________________________

Signature Page to Joinder and Amendment No. 5 to Third Amended and Restated Credit Agreement WELLS FARGO BANK, N.A., as a Lender By: _______________________________________ Name: Brian McCrea Title: ABL Account Executive

EXHIBIT A Amended Credit Agreement [see attached]

4910-1482-5485v8 1075.2794933-3421-0710v5 1075.279 THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31, 2022 among HF FOODS GROUP INC., B&R GLOBAL HOLDINGS, INC. and certain of their Affiliates The Lenders Party Hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent ___________________________ JPMORGAN CHASE BANK, N.A., as Sole Bookrunner and Sole Lead Arranger ASSET BASED LENDING

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 SECTION 1.01 Defined Terms 1 SECTION 1.02 Classification of Loans and Borrowings 47 SECTION 1.03 Terms Generally 47 SECTION 1.04 Accounting Terms; GAAP 47 SECTION 1.05 Interest Rates; Benchmark Notifications 48 SECTION 1.06 Effect of Amendment and Restatement; No Novation; Release 48 ARTICLE II THE CREDITS 49 SECTION 2.01 Commitments 49 SECTION 2.02 Loans and Borrowings. 50 SECTION 2.03 Requests for Revolving Borrowings 50 SECTION 2.04 Protective Advances. 51 SECTION 2.05 Swingline Loans and Overadvances. 52 SECTION 2.06 Letters of Credit. 54 SECTION 2.07 Funding of Borrowings. 59 SECTION 2.08 Interest Elections. 60 SECTION 2.09 Termination of Commitments; Increase in Revolving Commitments. 61 SECTION 2.10 Repayment and Amortization of Loans; Evidence of Debt. 62 SECTION 2.11 Prepayment of Loans. 63 SECTION 2.12 Fees. 65 SECTION 2.13 Interest. 66 SECTION 2.14 Alternate Rate of Interest; Illegality 67 SECTION 2.15 Increased Costs. 69 SECTION 2.16 Break Funding Payments 71 SECTION 2.17 Withholding of Taxes; Gross-Up. 71 SECTION 2.18 Payments Generally; Allocation of Proceeds; Sharing of Setoffs. 75 SECTION 2.19 Mitigation Obligations; Replacement of Lenders. 78 SECTION 2.20 Defaulting Lenders 79 SECTION 2.21 Returned Payments 81 SECTION 2.22 Banking Services and Swap Agreements 81 ARTICLE III REPRESENTATIONS AND WARRANTIES. 81 SECTION 3.01 Organization; Powers 81 SECTION 3.02 Authorization; Enforceability 81 SECTION 3.03 Governmental Approvals; No Conflicts 82 SECTION 3.04 Financial Condition; No Material Adverse Change. 82 SECTION 3.05 Properties. 82 SECTION 3.06 Litigation and Environmental Matters. 83 SECTION 3.07 Compliance with Laws and Agreements; No Default 83 SECTION 3.08 Investment Company Status 83 SECTION 3.09 Taxes 83 SECTION 3.10 ERISA 83 SECTION 3.11 Disclosure 84 SECTION 3.12 Material Agreements 84 SECTION 3.13 Solvency. 84 SECTION 3.14 Insurance 84 SECTION 3.15 Capitalization and Subsidiaries 85 -i-

SECTION 3.16 Security Interest in Collateral 85 SECTION 3.17 Employment Matters 85 SECTION 3.18 Margin Regulations 85 SECTION 3.19 Use of Proceeds 85 SECTION 3.20 No Burdensome Restrictions 85 SECTION 3.21 Anti-Corruption Laws and Sanctions 85 SECTION 3.22 Affiliate Transactions 86 SECTION 3.23 Common Enterprise 86 SECTION 3.24 Holding Companies 86 SECTION 3.25 Agricultural Matters 86 SECTION 3.26 [Reserved] 87 SECTION 3.27 [Reserved] 87 SECTION 3.28 Affected Financial Institutions 87 SECTION 3.29 Plan Assets; Prohibited Transactions 87 SECTION 3.30 Possible Financial Statement Restatement 87 ARTICLE IV CONDITIONS. 87 SECTION 4.01 Effective Date 87 SECTION 4.02 Each Credit Event 89 ARTICLE V AFFIRMATIVE COVENANTS. 90 SECTION 5.01 Financial Statements; Borrowing Base and Other Information 90 SECTION 5.02 Notices of Material Events 93 SECTION 5.03 Existence; Conduct of Business 94 SECTION 5.04 Payment of Obligations 94 SECTION 5.05 Maintenance of Properties 95 SECTION 5.06 Books and Records; Inspection Rights 95 SECTION 5.07 Compliance with Laws and Material Contractual Obligations 95 SECTION 5.08 Use of Proceeds 95 SECTION 5.09 Accuracy of Information 96 SECTION 5.10 Insurance 96 SECTION 5.11 Casualty and Condemnation 97 SECTION 5.12 Appraisals 97 SECTION 5.13 Depository Banks 97 SECTION 5.14 Additional Collateral; Further Assurances. 97 SECTION 5.15 Receivables. 98 SECTION 5.16 Inventory and Equipment. 99 SECTION 5.17 Agricultural Matters 99 SECTION 5.18 Post-Closing Covenant 100 ARTICLE VI NEGATIVE COVENANTS. 100 SECTION 6.01 Indebtedness 100 SECTION 6.02 Liens 102 SECTION 6.03 Fundamental Changes. 104 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions 105 SECTION 6.05 Asset Sales 107 SECTION 6.06 Sale and Leaseback Transactions 108 SECTION 6.07 Swap Agreements 108 SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness. 108 SECTION 6.09 Transactions with Affiliates 110 SECTION 6.10 Restrictive Agreements 111 SECTION 6.11 Amendment of Material Documents 111 -ii-

SECTION 6.12 [Reserved]. 111 SECTION 6.13 Fixed Charge Coverage Ratio 112 ARTICLE VII EVENTS OF DEFAULT. 112 ARTICLE VIII THE ADMINISTRATIVE AGENT. 115 SECTION 8.01 Authorization and Action 115 SECTION 8.02 Administrative Agent's Reliance, Indemnification, Etc. 117 SECTION 8.03 Posting of Communications. 118 SECTION 8.04 The Administrative Agent Individually 119 SECTION 8.05 Successor Administrative Agent. 119 SECTION 8.06 Acknowledgements of Lenders and Issuing Bank. 120 SECTION 8.07 Collateral Matters. 122 SECTION 8.08 Credit Bidding 123 SECTION 8.09 Certain ERISA Matters. 124 SECTION 8.10 Flood Laws 125 ARTICLE IX MISCELLANEOUS. 125 SECTION 9.01 Notices. 125 SECTION 9.02 Waivers; Amendments. 127 SECTION 9.03 Expenses; Indemnity; Damage Waiver. 129 SECTION 9.04 Successors and Assigns. 131 SECTION 9.05 Survival 135 SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. 135 SECTION 9.07 Severability 136 SECTION 9.08 Right of Setoff 136 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. 136 SECTION 9.10 WAIVER OF JURY TRIAL 137 SECTION 9.11 Headings 137 SECTION 9.12 Confidentiality 137 SECTION 9.13 Several Obligations; Nonreliance; Violation of Law 138 SECTION 9.14 USA PATRIOT Act 139 SECTION 9.15 Disclosure 139 SECTION 9.16 Appointment for Perfection 139 SECTION 9.17 Interest Rate Limitation 139 SECTION 9.18 Marketing Consent 139 SECTION 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 139 SECTION 9.20 No Fiduciary Duty, etc. 140 SECTION 9.21 Hazard Insurance Disclosure 140 SECTION 9.22 Acknowledgement Regarding Any Supported QFCs 141 SECTION 9.23 Reaffirmation 141 ARTICLE X LOAN GUARANTY 141 SECTION 10.01 Guaranty 141 SECTION 10.02 Guaranty of Payment 142 SECTION 10.03 No Discharge or Diminishment of Loan Guaranty. 142 SECTION 10.04 Defenses Waived 143 SECTION 10.05 Rights of Subrogation 143 SECTION 10.06 Reinstatement; Stay of Acceleration 143 SECTION 10.07 Information 143 SECTION 10.08 Termination 143 SECTION 10.09 Taxes 144 SECTION 10.10 Maximum Liability 144 -iii-

SECTION 10.11 Contribution. 144 SECTION 10.12 Liability Cumulative 145 SECTION 10.13 Keepwell 145 SECTION 10.14 Waivers of Other Rights and Defenses 145 ARTICLE XI THE BORROWER REPRESENTATIVE. 146 SECTION 11.01 Appointment; Nature of Relationship 146 SECTION 11.02 Powers 146 SECTION 11.03 Employment of Agents 146 SECTION 11.04 Notices 146 SECTION 11.05 Successor Borrower Representative 147 SECTION 11.06 Execution of Loan Documents; Borrowing Base Certificate 147 SECTION 11.07 Reporting 147 -iv-

SCHEDULES: Commitment Schedule Schedule 1.1(a) -- Working Capital Borrowers Schedule 1.1(b) -- Real Estate Borrowers Schedule 1.01 -- Eligible Real Property Schedule 3.05 -- Properties Schedule 3.06 -- Disclosed Matters Schedule 3.12 -- Material Agreements Schedule 3.14 -- Insurance Schedule 3.15 -- Capitalization and Subsidiaries Schedule 3.22 -- Affiliate Transactions Schedule 3.25 -- Agricultural Matters Schedule 6.01 -- Existing Indebtedness Schedule 6.02 -- Existing Liens Schedule 6.04 -- Existing Investments Schedule 6.10 -- Existing Restrictions EXHIBITS: Exhibit A -- Form of Assignment and Assumption Exhibit B -- [reserved] Exhibit C -- Form of Borrowing Base Certificate Exhibit D -- Form of Compliance Certificate Exhibit E -- Joinder Agreement Exhibit F-1 -- U.S. Tax Certificate (For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit F-2 -- U.S. Tax Certificate (For Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit F-3 -- U.S. Tax Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit F-4 -- U.S. Tax Certificate (For Foreign that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit G -- Closing Checklist -v-

THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31, 2022 (as it may be amended or modified from time to time, this "Agreement") among each of the entities set forth on Schedule 1.1(a) (collectively referred to as the "Working Capital Borrowers"), each of the entities set forth on Schedule 1.1(b) (collectively referred to as the "Real Estate Borrowers"; the Working Capital Borrowers, together with the Real Estate Borrowers, collectively referred to as the "Borrowers" and each individually a "Borrower"), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. WHEREAS, Administrative Agent and certain of the Borrowers are party to the Existing Credit Agreement (as defined below) dated as of the Second Amendment and Restatement Date (as defined below); and WHEREAS, the parties hereto and to the Existing Credit Agreement intend that (i) this Agreement amend and restate in its entirety the Existing Credit Agreement and (ii) the Existing Obligations (as defined below) owing under the Existing Credit Agreement shall continue to exist under, and be evidenced by, this Agreement; THEREFORE, the parties hereto further agree as follows: ARTICLE I Definitions SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: "273 Fifth Avenue" means 273 Fifth Avenue, LLC, a Delaware limited liability company. "Account" has the meaning assigned to such term in the Security Agreement. "Account Debtor" means any Person obligated on an Account. "Acquired Majority Owned Subsidiary" means a Subsidiary acquired by a Loan Party after the Effective Date pursuant to a Permitted Acquisition and as to which the Loan Parties own more than 50% but less than 100% of the Equity Interests thereof. "Acquisition" means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party (a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of managers, directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person. "Additional Term Loan" has the meaning assigned to such term in Section 2.01(b). "Adjusted Daily Simple SOFR" means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. -1-

"Adjusted REVSOFR30 Rate" (i) means an interest rate per annum equal to (a) the REVSOFR30 Rate plus (b) 0.10%; provided that (x) if the Adjusted REVSOFR30 Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement and (y) if the REVSOFR30 Rate shall not be available, then the Adjusted REVSOFR30 Rate shall be equal to the CB Floating Rate (unless an alternate rate is established in accordance with Section 2.14); and (ii) when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted REVSOFR30 Rate. "Adjusted Term SOFR Rate" means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Administrative Agent" means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder. "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent. "Affected Financial Institution" means (a) any EEA Financial Institution or (b) any UK Financial Institution. "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person. "Affiliate Loans" means loans and advances made by HF Foods to any Affiliate that is not a Subsidiary. "Agricultural Claims" means outstanding payables of the Loan Parties relating to purchases by any Loan Party of Inventory consisting of farm products that are secured by FSA Liens or State Agricultural Liens, or that are subject to the PACA Trust. "Agent Indemnitee" has the meaning assigned to it in Section 9.03(c). "Aggregate Credit Exposure" means, at any time, the aggregate Credit Exposure of all the Lenders at such time. "Aggregate Revolving Commitment" means, at any time, the aggregate of the Revolving Commitments of all of the Lenders, as increased or reduced from time to time pursuant to the terms and conditions hereof. As of the Fourth Amendment Closing Date, the Aggregate Revolving Commitment is $125,000,000. "Aggregate Revolving Exposure" means, at any time, the aggregate Revolving Exposure of all the Lenders at such time. "Anheart 273 Build Out" means, the development and construction of certain buildings and related facilities on the Anheart 273 Property by B&R Services pursuant to and in accordance with the Anheart 273 Ground Lease. -2-

"Anheart 273 Build Out Reserve" means an amount equal to $2,750,000; provided, however, that, concurrently with delivery to Administrative Agent of written evidence (in form and substance reasonably acceptable to Administrative Agent) of such expenditure, such amount shall be reduced dollar-for-dollar by the amount of any expenditures in excess of $2,750,000 made by the Loan Parties in connection with the Anheart 273 Build Out until the amount of the Anheart 273 Build Out Reserve equals $0. "Anheart 273 Ground Lease" means that certain Agreement of Lease, dated as of July 2, 2018, with respect to the Anheart 273 Property, by and between Premier 273 Fifth, LLC, as landlord, and 273 Fifth Avenue, as tenant and as assignee of Anheart Inc., a New York corporation ("Anheart"), pursuant to that certain Assignment and Assumption of Lease Agreement, dated as of January 1, 2021, by and between Anheart and 273 Fifth Avenue, as such Anheart 273 Ground Lease may be amended, restated, supplemented or otherwise modified from time to time. "Anheart 273 Property" means that certain real property located at 273 Fifth Avenue, New York, New York 10016. "Anheart 273 Rent Obligations" means any and all rent obligations owing by 273 Fifth Avenue or any other Loan Party in its capacity as a tenant, assignee or guarantor under the Anheart 273 Ground Lease. "Anheart 273 Rental Income" means any and all income received by 273 Fifth Avenue in its capacity as landlord or lessor under any lease or sublease of the Anheart 273 Property to any third party subtenant or lessee. "Anheart 275 Lease" means that certain Lease, dated as of July 2, 2018, with respect to the Anheart 275 Property, by and between 825 Broadway Realty, LLC, as landlord, and Anheart, as tenant, as such Anheart 275 Lease may be amended, restated, supplemented or otherwise modified from time to time. "Anheart 275 Property" means that certain real property located at 275 Fifth Avenue, New York, New York 10016. "Anheart 275 Rent Obligations" means any and all rent obligations owing by HF Holding in its capacity as a tenant, assignee or guarantor under the Anheart 275 Lease. "Anheart 275 Rental Income" means any and all income received by either (i) Anheart, in its capacity as landlord or lessor under any lease or sublease of the Anheart 275 Property, solely to the extent such income is actually paid to the landlord thereunder or (ii) HF Holding, solely in its capacity as guarantor or assignee under the Anheart 275 Lease, under any lease or sublease of the Anheart 275 Property."Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to any Loan Party or any of its Subsidiaries from time to time concerning or relating to bribery or corruption. "Applicable Parties" has the meaning assigned to it in Section 8.03(c). "Applicable Percentage" means, with respect to any Lender, (a) with respect to Revolving Loans, LC Exposure, Overadvances or Swingline Loans, a percentage equal to a fraction the numerator of which is such Lender's Revolving Commitment and the denominator of which is the Aggregate Revolving Commitment (provided that, if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender's share of the Aggregate Revolving Exposure at that time), (b) with respect to the Term A Loan, a percentage equal to a fraction the numerator of which -3-

is the aggregate outstanding principal amount of the Term A Loan of such Term A Lender and the denominator of which is the aggregate outstanding principal amount of the Term A Loan of all Term A Lenders, (c) with respect to the Term B Loan, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Term B Loan of such Term B Lender and the denominator of which is the aggregate outstanding principal amount of the Term B Loan of all Term B Lenders, and (d) with respect to Protective Advances or with respect to the Aggregate Credit Exposure, a percentage based upon its share of the Aggregate Credit Exposure and the unused Commitments; provided that, in accordance with Section 2.20, so long as any Lender shall be a Defaulting Lender, such Defaulting Lender's Commitment shall be disregarded in the calculations under clauses (a) and (c) above.

"Applicable Rate" means, for any day, with respect to any Loan, or with respect to the commitment fees payable hereunder, as the case may be, (i) with respect to the Term A Loan and Term B Loan, the applicable rate per annum set forth below under the applicable caption below:

| | | |
|---|---|---|
| Revolving LoansTerm A Loan: | REVSOFR30 Rate Loans<br>CB Floating Rate Loans<br>Term SOFR Rate Loans | 1.3751.875%<br>-(1.1250.625)%<br>1.3751.875% |
| Term AB Loan: | REVSOFR30 Rate Loans<br>CB Floating Rate Loans<br>Term SOFR Rate Loans | 1.875%<br>-(0.625)%<br>1.875% |

(ii) to the extent that Availability as of such day shall be greater than or equal to 50.0% of the Aggregate Revolving Commitment, the applicable rate per annum set forth below under the applicable caption below:

| | | |
|---|---|---|
| Revolving Loans: | REVSOFR30 Rate Loans<br>CB Floating Rate Loans<br>Term SOFR Rate Loans | 1.500%<br>-(1.125)%<br>1.500% |
| Commitment Fee: | | 0.20% |

(iii) to the extent that Availability as of such day shall be less than 50.0% of the Aggregate Revolving Commitment, the applicable rate per annum set forth below under the applicable caption below:

| | | |
|---|---|---|
| Term B LoanRevolving Loans: | REVSOFR30 Rate Loans<br>CB Floating Rate Loans<br>Term SOFR Rate Loans | 1.8751.750%<br>-(0.6251.125)%<br>1.8751.750% |
| Commitment Fee: | | 0.15% |

"Approved Electronic Platform" has the meaning assigned to it in Section 8.03(a).

"Approved Fund" has the meaning assigned to such term in Section 9.04.

-4-

"Arranger" means JPMorgan Chase Bank, N.A., in its capacity as sole bookrunner and sole lead arranger hereunder. "Assignment and Assumption" means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. "Availability" means, at any time, an amount equal to (a) the lesser of (i) the Aggregate Revolving Commitment and (ii) the Borrowing Base minus (b) the Aggregate Revolving Exposure. "Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. "Available Revolving Commitment" means, at any time, the Aggregate Revolving Commitment minus the Aggregate Revolving Exposure. "Available Tenor" means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of "Interest Period" pursuant to clause (e) of Section 2.14. "B&R" means B&R Global Holdings, Inc., a Delaware corporation. "B&R Realty" means B&R Group Realty Holding LLC, a Delaware limited liability company. "B&R Realty Seller Note" means, that certain Unsecured Subordinated Promissory Note dated as of the Second Amendment and Restatement Date issued to B&R Realty by B&R with a ten year term in the initial principal amount of $7,000,000, as in effect on the Effective Date or as modified in accordance with the terms of the B&R Realty Subordination Agreement. "B&R Realty Subordination Agreement" means that certain Subordination and Intercreditor Agreement dated as of the Second Amendment and Restatement Date by and among B&R Realty, B&R and Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time. "B&R Services" means B&R Global Services, LLC, a Delaware limited liability company. "Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an Affected Financial Institution. "Bail-In Legislation" means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial -5-

institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). "Banking Services" means each and any of the following bank services provided to any Loan Party by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, "commercial credit cards" and purchasing cards), (b) stored value cards, (c) merchant processing services, (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts, cash pooling services, and interstate depository network services), and (e) Lease Financing. "Banking Services Obligations" means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. "Banking Services Reserves" means all Reserves which the Administrative Agent from time to time establishes in its Permitted Discretion for Banking Services then provided or outstanding. "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute. "Bankruptcy Event" means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality), to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. "Basel III" – means: (a) the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated; (b) the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and (c) any further guidance or standards published by the Basel Committee on Banking Supervision relating to "Basel III". -6-

"Benchmark" means, initially, with respect to (i) any Term Benchmark Loan, the Term SOFR Rate and (ii) any Adjusted REVSOFR30 Rate Loan, the REVSOFR30 Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Rate, the REVSOFR30 Rate or the then-current Benchmark, then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.14. "Benchmark Replacement" means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the Adjusted Daily Simple SOFR; (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. "Benchmark Replacement Adjustment" means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Representative for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time. "Benchmark Replacement Conforming Changes" means, with respect to any Benchmark Replacement, any Term Benchmark Loan, and/or any Adjusted REVSOFR30 Rate Loan any technical, administrative or operational changes (including changes to the definition of "CB Floating Rate," the definition of "Business Day," the definition of "U.S. Government Securities Business Day," the definition of "Interest Period," timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other -7-

manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). "Benchmark Replacement Date" means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of "Benchmark Transition Event," the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of "Benchmark Transition Event," the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). "Benchmark Transition Event" means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) -8-

announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). "Benchmark Unavailability Period" means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14. "Beneficial Ownership Certification" means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. "Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230. "Benefit Plan" means any of (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a "plan" as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such "employee benefit plan" or "plan". "BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. "Borrower" or "Borrowers" has the meaning assigned to such term in the preamble hereto. "Borrower Representative" has the meaning assigned to such term in Section 11.01. "Borrowing" means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, (b) a portion of the Term A Loan of the same Type, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, (c) a portion of the Term B Loan of the same Type, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, (d) a Swingline Loan, (e) a Protective Advance and (f) an Overadvance. "Borrowing Base" means, at any time, the sum of (a) 85% of Eligible Accounts at such time, plus (b) the lesser of (i) 65% of Eligible Inventory, at such time, valued at the lower of cost or market value, determined on a first-in-first-out basis and (ii) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent Inventory appraisal ordered by the Administrative Agent multiplied by Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis; provided, that until the Administrative Agent obtains an initial appraisal with respect to the Inventory of Great Wall Illinois, Great Wall Texas and Great Wall Virginia, clause (b) with respect to the Inventory of Great Wall Illinois, Great Wall Texas and Great Wall Virginia shall be equal to 65% of Eligible Inventory of Great Wall Illinois, Great Wall Texas and Great Wall Virginia, valued at the lower of cost or market value, determined on a first-in-first-out basis, plus (c) the Special Advance Amount, minus (d) the Anheart 273 Build Out Reserve minus (e) all other Reserves. -9-

The Administrative Agent may, in its Permitted Discretion, reduce the advance rates set forth above, adjust the Anheart 273 Build Out Reserve, adjust any other Reserves or reduce one or more of the other elements used in computing the Borrowing Base. "Borrowing Base Certificate" means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative, which shows the consolidated and consolidating Borrowing Base of the Working Capital Borrowers and which is in substantially the form of Exhibit C or another in substantially the form of Exhibit C or another form which is acceptable to the Administrative Agent in its sole discretion. "Borrowing Request" means a request by the Borrower Representative for a Revolving Borrowing in accordance with Section 2.03. "Burdensome Restrictions" means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.10. "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan, any such day that is only an U.S. Government Securities Business Day. "Capital" means Capital Trading, LLC, a Utah limited liability company. "Capital Expenditures" means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of HF Foods and its Subsidiaries prepared in accordance with GAAP. "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. "CB Floating Rate" means the greater of the Prime Rate or 2.5%. Any change in the CB Floating Rate due to a change in the Prime Rate shall be effective from and including the effective date of such change in the Prime Rate. "CBFR", when used in reference to: (a) a rate of interest, refers to the Adjusted REVSOFR30 Rate, unless the Adjusted REVSOFR30 Rate shall not be available at such time, then it refers to the CB Floating Rate, and (b) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted REVSOFR30 Rate or the CB Floating Rate. "Change in Control" means (a) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of HF Foods by Persons who were not (i) directors (or equivalent managers) of HF Foods on the date of this Agreement, nominated, appointed or approved for consideration by shareholders for election by the board of directors (or equivalent managers) of HF Foods (ii) approved by the board of directors (or equivalent managers) of HF Foods as director (or equivalent manager) candidates prior to their election, nor (iii) appointed by directors (or equivalent managers) so nominated, appointed or approved; (b) HF Foods shall cease to own, directly or indirectly, -10-

free and clear of all Liens or other encumbrances, 100% of the outstanding voting Equity Interests of each of its Subsidiaries (other than Ocean West, Monterey, Min Food, HF Industrial, SynGlobal, Irwindale, any Acquired Majority Owned Subsidiary and other than any Subsidiary that has been dissolved to the extent such dissolution is permitted hereunder) on a fully diluted basis; (c) HF Foods shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances, the percentage of the outstanding voting Equity Interests of Ocean West, Monterey, Min Food, SynGlobal or HF Industrial owned by HF Foods on the Effective Date, on a fully diluted basis, unless any such Subsidiary is dissolved to the extent such dissolution is permitted hereunder; (d) (1) prior to the Irwindale Sale, HF Foods shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances, 100% of the outstanding voting Equity Interests of Irwindale and (2) following the Irwindale Sale, HF Foods shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances, the percentage of the outstanding voting Equity Interests of Irwindale owned by HF Foods on the Irwindale Sale Date, on a fully diluted basis, unless Irwindale is dissolved to the extent such dissolution is permitted hereunder; (e) HF Foods shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances, the percentage of the outstanding voting Equity Interests of any Acquired Majority Owned Subsidiary owned by HF Foods on the date of the acquisition by HF Foods of such Acquired Majority Owned Subsidiary, unless any such Acquired Majority Owned Subsidiary is dissolved to the extent such dissolution is permitted hereunder; or (f) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the HF Foods; provided that one or more unaffiliated persons shall not be deemed to have acquired any Equity Interests beneficially owned by the other persons such to be considered a "group" solely by virtue of taking concerted actions relating to an offering of Equity Interests by HF Foods if (x) the purchase of Equity Interests is not made with the purpose nor with the effect of changing or influencing control of HF Foods and (y) there is no agreement among, or between such unaffiliated persons requiring them to vote or otherwise act together with respect to the securities of HF Foods (except for the sole purpose of facilitating the specific offering by HF Foods). "Change in Law" means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented. "Charges" has the meaning assigned to such term in Section 9.17. "Chase Equipment Debt" means Indebtedness of B&R, Logistics, Rongcheng, Mountain and Capital to Chase Equipment Lender in connection with the financing of certain Equipment from time to time, pursuant to and in accordance with the Chase Equipment Debt Documents. -11-

"Chase Equipment Debt Documents" means, collectively, the certain Master Loan and Security Agreement dated as of February 23, 2018 by and among Chase Equipment Lender, B&R, Logistics, Rongcheng, Mountain and Capital, and all other agreements, instruments and documents delivered in connection therewith, and all amendments, restatements, supplements or other modifications thereto, in each case in form and substance acceptable to Chase Equipment Lender. "Chase Equipment Lender" means JPMorgan Chase Bank, N.A. as equipment lender under the Chase Equipment Debt Documents. "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, the Term A Loan, the Term B Loan, Swingline Loans, Protective Advances or Overadvances. "CME Term SOFR Administrator" means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator). "Code" means the Internal Revenue Code of 1986, as amended from time to time. "Collateral" means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be, become or be intended to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Secured Parties, to secure the Secured Obligations. "Collateral Access Agreement" has the meaning assigned to such term in the Security Agreement. "Collateral Deposit Account" has the meaning assigned to such term in the Security Agreement. "Collateral Documents" means, collectively, the Security Agreement, the Mortgages and any other agreements, instruments and documents executed in connection with this Agreement, the Original Credit Agreement, the Prior Credit Agreement or the Existing Credit Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now or hereafter executed by any Loan Party and delivered to the Administrative Agent, as each of the same have been or may hereafter be amended, restated, supplemented or otherwise modified from time to time. "Collection Account" has the meaning assigned to such term in the Security Agreement. "Commercial LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding commercial Letters of Credit plus (b) the aggregate amount of all LC Disbursements relating to commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Working Capital Borrowers. The Commercial LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate Commercial LC Exposure at such time. "Commitment" means, with respect to each Lender, the sum of such Lender's Revolving Commitment, Term A Loan Commitment and Term B Loan Commitment, together with the commitment of such Lender to acquire participations in Protective Advances hereunder. The initial amount of each Lender's Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform -12-

Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable. "Commitment Schedule" means the Schedule attached hereto identified as such. "Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. "Communications" has the meaning assigned to such term in Section 8.03(c). "Compliance Certificate" means a certificate of a Financial Officer of the Borrower Representative in substantially the form of Exhibit D. "Connection Income Taxes" means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. "Consolidated Subsidiaries" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. "Controlled Disbursement Account" means any account of the Working Capital Borrowers maintained with the Administrative Agent as a zero balance, cash management account pursuant to and under any agreement between a Working Capital Borrower and the Administrative Agent, as modified and amended from time to time, and through which all disbursements of a Working Capital Borrower are made and settled on a daily basis with no uninvested balance remaining overnight. "Corresponding Tenor" with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. "Covered Entity" means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). "Credit Exposure" means, as to any Lender at any time, the sum of (a) such Lender's Revolving Exposure at such time, plus (b) an amount equal to the aggregate principal amount of its Term A Loan outstanding at such time, plus (c) an amount equal to the aggregate principal amount of its Term B Loan outstanding at such time. -13-

"Credit Party" means the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender. "Daily Simple SOFR" means, for any day (a "SOFR Rate Day"), a rate per annum equal to SOFR for the day (such day "SOFR Determination Date") that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator's Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrowers. "DDA Access Product" means the bank service provided to any Working Capital Borrower by JPMCB in its sole discretion consisting of direct access to schedule payments from the Funding Account by electronic, internet or other access mechanisms that may be agreed upon from time to time by JPMCB and the funding of such payments under the Loan Borrowing Option in the DDA Access Product Agreement. "DDA Access Product Agreement" means JPMCB's Treasury Services End of Day Investment & Loan Sweep Service Terms, as in effect on the date of this Agreement, as the same may be amended from time to time. "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. "Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. "Defaulting Lender" means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender's good faith determination that a condition precedent to funding (specifically identified and including the particular Default, if any) has not been satisfied; (b) has notified any Borrower or any Credit Party in writing, or has made a public statement, to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender's good faith determination that a condition precedent (specifically identified and including the particular Default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party's receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. "Disclosed Matters" means the actions, suits, proceedings, investigations and environmental matters disclosed in Schedule 3.06. -14-

"Disposition" or "Dispose" means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. "Dividing Person" has the meaning assigned to it in the definition of "Division." "Division" means the division of the assets, liabilities and/or obligations of a Person (the "Dividing Person") among two or more Persons (whether pursuant to a "plan of division" or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. "Division Successor" means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. "Document" has the meaning assigned to such term in the Security Agreement. "dollars" or "$" refers to lawful money of the U.S. "Domestic Subsidiary" means a Subsidiary organized under the laws of a jurisdiction located in the U.S. "EBITDA" means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary charges for such period, (v) any other non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period) and (vi) legal expenses incurred in connection with any and all investigations (whether internal to HF Foods or generated by any Governmental Authority or securities market operator) and litigation that arise out of or are related to the allegations published on March 23, 2020 by Hindenburg Research as they appear at the website https://hindenburgresearch.com/hf-foods/ (the "Hindenburg Claims"),to the extent approved by the Agent and in an aggregate amount not to exceed 1520% of EBITDA (calculated before giving effect to any such addback for such period) as of the end of each fiscal quarter of HF Foods for the four fiscal quarter period then ended and (v) any other non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period), minus (b) without duplication and to the extent included in Net Income, any extraordinary gains and any non-cash items of income for such period, all calculated for HF Foods and its Subsidiaries on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing, in no event shall EBITDA attributable to Subsidiaries that are not wholly owned by HF Foods (including Acquired Majority Owned Subsidiaries) ("Majority EBITDA") for any period exceed 10% of aggregate EBITDA of HF Foods and its Subsidiaries for such period (calculated prior to including Majority EBITDA in such determination). "ECP" means an "eligible contract participant" as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC. -15-

"EEA Financial Institution" means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. "EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. "EEA Resolution Authority" means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. "Effective Date" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). "Electronic Signature" means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. "Electronic System" means any electronic system, including e-mail, e-fax, web portal access for such Borrower and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. "Eligible Accounts" means, at any time, the Accounts of a Working Capital Borrower which the Administrative Agent determines in its Permitted Discretion are eligible as the basis for the extension of Revolving Loans and Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Administrative Agent's discretion provided herein, Eligible Accounts shall not include any Account of a Working Capital Borrower: (a) which is not subject to a first priority perfected Lien in favor of the Administrative Agent; (b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent and (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent; (c) (i) with respect to which the scheduled due date is more than 90 days after the date of the original invoice therefor, (ii) which is unpaid more than 90 days after the date of the original invoice therefor or more than 60 days after the original due date therefor, or (iii) which has been written off the books of such Working Capital Borrower or otherwise designated as uncollectible; (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible hereunder; (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to such Working Capital Borrower exceeds 25% of the aggregate amount of Eligible Accounts; -16-

(f) with respect to which any covenant, representation or warranty contained in this Agreement or in the Security Agreement has been breached or is not true; (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation satisfactory to the Administrative Agent which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon such Working Capital Borrower's completion of any further performance, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis or (vi) relates to payments of interest; (h) for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such Working Capital Borrower or if such Account was invoiced more than once; (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason; (j) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee, or liquidator of its assets, (ii) had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state or federal bankruptcy laws, (iv) admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business; (k) which is owed by any Account Debtor which has sold all or substantially all of its assets; (l) which is owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S. (including any territory thereof) or Canada or (ii) is not organized under applicable law of the U.S., any state of the U.S., or the District of Columbia, Canada, or any province of Canada unless, in any such case, such Account is backed by a letter of credit acceptable to the Administrative Agent which is in the possession of, and is directly drawable by, the Administrative Agent; (m) which is owed in any currency other than dollars; (n) which is owed by (i) any government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Account is backed by a letter of credit acceptable to the Administrative Agent which is in the possession of, and is directly drawable by, the Administrative Agent, or (ii) any government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.), and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent's satisfaction; (o) which is owed by any Affiliate of any Loan Party or any employee, officer, manager, director, agent, member or other equityholder of any Loan Party or any of its Affiliates; -17-

(p) which is evidenced by an invoice as to which partial payment has been made by the Account Debtor, except for up to $2,000,000 in the aggregate of "short-pay" Accounts that are paid pursuant to arrangements between the applicable Working Capital Borrower and the Account Debtor; (q) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which such Working Capital Borrower is indebted, but only to the extent of such indebtedness, or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof; (r) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent thereof; (s) which is evidenced by any promissory note, chattel paper or instrument; (t) with respect to which such Working Capital Borrower has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Working Capital Borrower created a new receivable for the unpaid portion of such Account; (u) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Federal Reserve Board; (v) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than such Working Capital Borrower has or has had an ownership interest in such goods, or which indicates any party other than such Working Capital Borrower as payee or remittance party; or (w) which the Administrative Agent determines may not be paid by reason of the Account Debtor's inability to pay or which the Administrative Agent otherwise determines is unacceptable for any reason whatsoever. In the event that an Account of a Working Capital Borrower which was previously an Eligible Account ceases to be an Eligible Account hereunder, such Working Capital Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Account of a Working Capital Borrower, the face amount of an Account may, in the Administrative Agent's Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Working Capital Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Working Capital Borrower to reduce the amount of such Account. -18-

"Eligible Inventory" means, at any time, the Inventory of a Working Capital Borrower which the Administrative Agent determines in its Permitted Discretion is eligible as the basis for the extension of Revolving Loans and Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Administrative Agent's discretion provided herein, Eligible Inventory of a Working Capital Borrower shall not include any Inventory: (a) which is not subject to a first priority perfected Lien in favor of the Administrative Agent; (b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent and (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent; (c) which is, in the Administrative Agent's opinion, slow moving, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity; (d) with respect to which any covenant, representation or warranty contained in this Agreement or in the Security Agreement has been breached or is not true and which does not conform to all standards imposed by any Governmental Authority; (e) in which any Person other than such Working Capital Borrower shall (i) have any direct or indirect ownership, interest or title or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein; (f) which is not finished goods or which constitutes work-in-process, raw materials, spare or replacement parts, subassemblies, packaging and shipping material, manufacturing supplies, samples, prototypes, displays or display items, bill-and-hold or ship-in-place goods, goods that are returned or marked for return, repossessed goods, defective or damaged goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of business; (g) which is not located in the U.S. or is in transit with a common carrier from vendors and suppliers; (h) which is located in any location leased by such Working Capital Borrower unless (A) (i) the lessor has delivered to the Administrative Agent a Collateral Access Agreement or (ii) a Reserve for rent, charges and other amounts due or to become due with respect to such facility has been established by the Administrative Agent in its Permitted Discretion and (B) at least $100,000 of Inventory of the Borrowers is located at such location; (i) which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document, unless (A) (i) such warehouseman or bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may require or (ii) an appropriate Reserve has been established by the Administrative Agent in its Permitted Discretion and (B) at least $100,000 of Inventory of the Borrowers is located at such third party warehouse or in possession of such bailee; -19-

(j) which is being processed offsite at a third party location or outside processor, or is in-transit to or from such third party location or outside processor; (k) which is a discontinued product or component thereof; (l) which is the subject of a consignment by such Working Capital Borrower as consignor; (m) which is perishable; (n) which consists of frozen food products that (i) have expired, (ii) are within 30 days prior to their expiration date, or (iii) have aged more than 12 months; (o) which contains or bears any intellectual property rights licensed to such Working Capital Borrower unless the Administrative Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement; (p) which is not reflected in a current perpetual inventory report of such Working Capital Borrower; (q) for which reclamation rights have been asserted by the seller; (r) which has been acquired from a Sanctioned Person; or (s) which the Administrative Agent otherwise determines is unacceptable for any reason whatsoever. In the event that Inventory of a Working Capital Borrower which was previously Eligible Inventory ceases to be Eligible Inventory hereunder, such Working Capital Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. "Eligible Real Property" means the real property owned by a Real Estate Borrower on the Effective Date that is listed on Schedule 1.01 and that meets all of the following requirements: (a) such Real Estate Borrower has good title to such real property; (b) such real property is the subject of a fair market value appraisal conducted within the 60 day period prior to the Effective Date at the Administrative Agent's request by an appraiser satisfactory to the Administrative Agent; and (c) such Real Estate Borrower has the right to subject such real property to a Lien in favor of the Administrative Agent; such real property is subject to a first priority perfected Lien in favor of the Administrative Agent and is free and clear of all other Liens of any nature whatsoever (except for Permitted Encumbrances that do not have priority over the Lien in favor of the Administrative Agent). "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to (a) the environment, (b) preservation or reclamation of -20-

natural resources, (c) the management, Release or threatened Release of any Hazardous Material or (d) health and safety matters. "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party or Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. "Equipment" has the meaning assigned to such term in the Security Agreement. "Equity Interests " means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing, but excluding any debt securities convertible into any of the foregoing. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the "minimum funding standard" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of any Loan Party or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition upon any Loan Party or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA. "EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. "Event of Default" has the meaning assigned to such term in Article VII. "Excluded Subsidiaries" means Hardin St Properties, LLC, a Montana limited liability company, Ocean West, SynGlobal and 273 Fifth Avenue, LLC, a Delaware limited liability company. "Excluded Swap Obligation" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor -21-

of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. "Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient's failure to comply with Section 2.17(f); and (d) any withholding Taxes imposed under FATCA. "Existing Credit Agreement" means that certain Second Amended and Restated Credit Agreement dated as of the Second Amendment and Restatement Date by and among JPMCB, as the administrative agent thereunder, the Lenders party thereto and the Loan Parties party thereto, as the same may have been amended, supplemented or otherwise modified prior to the Effective Date. "Existing Obligations" means the "Obligations" as defined in the Existing Credit Agreement. "Extenuating Circumstance" means any period during which the Administrative Agent has determined in its sole discretion (a) that due to unforeseen and/or nonrecurring circumstances, it is impractical and/or not feasible to submit or receive a Borrowing Request or Interest Election Request by email or fax or through an Electronic System, and (b) to accept a Borrowing Request or Interest Election Request telephonically. "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. "Federal Funds Effective Rate" means, for any day, the rate calculated by the NYFRB based on such day's federal funds transactions by depositary institutions (as determined in such manner as shall be set forth on the NYFRB's Website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. -22-

"Federal Reserve Board" means the Board of Governors of the Federal Reserve System of the United States of America. "Fee Letter" means that certain second amended and restated fee letter dated as of the Effective Date by and among Administrative Agent and the Borrowers. "Fifth Amendment" means that certain Joinder and Amendment No. 5 to Third Amended and Restated Credit Agreement dated as of the Fifth Amendment Closing Date by and among the Borrowers, the Lenders party thereto and Administrative Agent. "Fifth Amendment Closing Date" means March 30, 2026. "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of any applicable Borrower or the Borrower Representative. "First Amendment and Restatement Date" means November 4, 2019. "Fixed Charge Coverage Ratio" means the ratio, determined as of the end of each fiscal quarter of HF Foods for the four fiscal quarter period then ended, of (a) EBITDA minus (i) Unfinanced Capital Expenditures (other than up to an aggregate of $5,500,000 of Unfinanced Capital Expenditures made in connection with the Anheart 273 Build Out) minus (ii) the sum of (x) the amount by which the Anheart 273 Rental Income exceeds Anheart 273 Rent Obligations plus (y) the amount by which the Anheart 275 Rental Income exceeds Anheart 275 Rent Obligations; provided that in no event shall the aggregate amount deducted from EBITDA pursuant to this clause (ii) exceed the product of 1.10 multipled by the sum of Anheart 273 Rent Obligations plus Anheart 275 Rent Obligations to (b) Fixed Charges, all calculated for HF Foods and its Subsidiaries on a consolidated basis in accordance with GAAP. It is further agreed and understood by the parties hereto that, for purposes of calculating the Fixed Charge Coverage Ratio for any applicable period, such calculation shall exclude the Fixed Charges of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with HF Foods or any of its Subsidiaries. "Fixed Charges" means, for any period, without duplication, cash Interest Expense, plus prepayments and scheduled principal payments on Indebtedness made during such period, plus expenses for taxes paid in cash, plus Restricted Payments paid in cash, plus Capital Lease Obligation payments, plus cash contributions to any Plan, plus scheduled reductions in the Special Advance Amount, all calculated for HF Foods and its Subsidiaries on a consolidated basis in accordance with GAAP. It is further agreed and understood by the parties hereto that, for purposes of calculating the Fixed Charge Coverage Ratio for any applicable period, such calculation shall exclude the Fixed Charges of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with HF Foods or any of its Subsidiaries. "Fixtures" has the meaning assigned to such term in the Security Agreement. "Flood Laws" has the meaning assigned to such term in Section 8.10. "Floor" means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, the Adjusted REVSOFR30 Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR Rate, the Adjusted REVSOFR30 Rate or the Adjusted Daily Simple SOFR shall be 0%. -23-

"Foreign Lender" means (a) if a Borrower is a U.S. Person, a Lender, with respect to such Borrower, that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender, with respect to such Borrower, that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. "Foreign Subsidiary" means any Subsidiary which is not a Domestic Subsidiary. "Fourth Amendment" means that certain Joinder and Amendment No. 4 to Third Amended and Restated Credit Agreement dated as of the Fourth Amendment Closing Date by and among the Borrowers, the Lenders party thereto and Administrative Agent. "Fourth Amendment Closing Date" means February 12, 2025. "FSA" means the Food Security Act of 1985, as amended and in effect from time to time, and regulations issued from time to time thereunder. "FSA Liens" means Liens on any Loan Party's Inventory consisting of farm products, and/or any other assets of such Loan Party, in favor of lenders to the suppliers of such Inventory that have been properly perfected pursuant to the FSA. "Funding Account" means any of the deposit accounts of the Working Capital Borrowers to which the Lender is authorized by the Working Capital Borrowers to transfer the proceeds of any Revolving Borrowings requested or authorized pursuant to this Agreement. "GAAP" means generally accepted accounting principles in the U.S. "Governmental Authority" means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. "Great Wall Illinois" means Great Wall Seafood IL, L.L.C., an Illinois limited liability company. "Great Wall Texas" means Great Wall Seafood TX, L.L.C., a Texas limited liability company. "Great Wall Virginia" means Great Wall Seafood VA, L.L.C., a Virginia limited liability company. "Great Wall Virginia Acquisition" means the acquisition by Great Wall Virginia of certain assets of Great Wall Virginia Seller pursuant to the terms of the Great Wall Virginia Acquisition Agreement, in a transaction that satisfies each of the following requirements: (a) such Acquisition is consummated in compliance with the terms and conditions of the Great Wall Virginia Acquisition Agreement, in form and substance reasonably satisfactory to Agent; (b) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, each of the representations and warranties in the Loan Documents is true and correct (except any such representation or warranty which relates to a specified prior date) and no Default exists, will exist, or would result therefrom; (c) such Acquisition is structured so that Great Wall Virginia acquires the subject assets: -24-

(d) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could have a Material Adverse Effect; (e) all Liens on the assets to be acquired pursuant to such Acquisition shall be terminated; (f) the Payment Condition shall have been satisfied; (g) all actions required to be taken with respect to any newly acquired or formed Wholly-Owned Subsidiary of a Borrower or a Loan Party, as applicable, required under Section 5.14 shall have been taken; and (h) the Borrower Representative shall have delivered to the Administrative Agent the final executed acquisition agreement and all other material documentation relating to such Acquisition. "Great Wall Virginia Acquisition Agreement" means the asset purchase agreement pursuant to which Great Wall Virginia Seller sells certain of its assets to Great Wall Virginia. "Great Wall Virginia Seller" means Sealand Food Inc., a Virginia corporation. "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. "Guaranteed Obligations" has the meaning assigned to such term in Section 10.01. "Guarantors" means all Loan Guarantors and all non-Loan Parties who have delivered an Obligation Guaranty, and the term "Guarantor" means each or any one of them individually. "Han Feng" means Han Feng, Inc., a North Carolina corporation. "Han Feng Mortgage Debt" means Indebtedness of Han Feng and certain of its Affiliates to East West Bank in connection with the second mortgage financing of the R&N Holdings Real Estate in the original aggregate principal amount of $1,673,333.17. "Hazardous Materials" means: (a) any substance, material, or waste that is included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," "toxic materials," "toxic waste," or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or -25-

asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical. "HF Foods" means HF Foods Group, Inc., a Delaware corporation. "HF Holding" means HF Group Holding Corporation, a North Carolina corporation. "HF Industrial" means HF Foods Industrial, Inc., a North Carolina corporation. "HG Realty" means HG Realty, LLC, a Georgia limited liability company. "HG Realty Mortgage Debt" means Indebtedness of HG Realty and certain of its Affiliates to Capital Bank Corporation in connection with the financing of the HG Realty Real Estate in the original aggregate principal amount of $5,360,000. "HG Realty Real Estate" means the real property owned by HG Realty and located at 80 Coleman Blvd., Pooler, Georgia 31322. "HG Realty Sale" means the sale by Han Feng to Coleman Boulevard, LLC, an Ohio limited liability company, of 100% of the Equity Interests of HG Realty pursuant to the terms of the HG Realty Sale Agreement. "HG Realty Sale Agreement" means the certain Membership Interest Purchase Agreement dated as of February 10, 2022 by and between Coleman Boulevard, LLC, an Ohio limited liability company, Han Feng and HG Realty. "Hindenburg Claims" has the meaning assigned to such term in the definition of the term "EBITDA". "IBA" has the meaning assigned to such term in Section 1.05. "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) obligations under any earn-out (which for all purposes of this Agreement shall be valued at the maximum potential amount payable with respect to such earn-out) and (l) any other Off-Balance Sheet Liability and (m) obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Swap Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is -26-

liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. "Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a) hereof, Other Taxes. "Indemnitee" has the meaning assigned to such term in Section 9.03(b). "Ineligible Institution" has the meaning assigned to such term in Section 9.04(b). "Interest Election Request" means a request by the Borrower Representative to convert or continue a Borrowing in accordance with Section 2.08. "Interest Expense" means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of HF Foods and its Subsidiaries for such period with respect to all outstanding Indebtedness of HF Foods and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptances and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for HF Foods and its Subsidiaries for such period in accordance with GAAP. "Interest Payment Date" means (a) with respect to any CBFR Loan (other than a Swingline Loan), the first Business Day of each calendar month and the Maturity Date (or in the case of (1) the Term A Loan, the Term A Loan Maturity Date or (2) the Term B Loan, the Term B Loan Maturity Date), (b) with respect to any RFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the Maturity Date, (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part (and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period) and the Maturity Date and (d) with respect to all Loans (other than the Term Loan) the Maturity Date (or in the case of (1) the Term A Loan, the Term A Loan Maturity Date or (2) the Term B Loan, the Term B Loan Maturity Date). "Interest Period" means, with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower Representative may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. "Inventory" has the meaning assigned to such term in the Security Agreement. -27-

"IRS" means the United States Internal Revenue Service. "Irwindale" means Irwindale Poultry, LLC, a California limited liability company. "Irwindale Sale" means the sale by B&R of up to 40% of the outstanding Equity Interests of Irwindale. "Irwindale Sale Date" means the date on which the Irwindale Sale is consummated. "Issuing Bank" means, individually and collectively, each of JPMCB, in its capacity as the issuer of Letters of Credit hereunder and any other Revolving Lender from time to time designated by the Borrower Representative as an Issuing Bank, with the consent of such Revolving Lender and the Administrative Agent, and their respective successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by its Affiliates, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.06 with respect to such Letters of Credit). At any time there is more than one Issuing Bank, all singular references to the Issuing Bank shall mean any Issuing Bank, either Issuing Bank, each Issuing Bank, the Issuing Bank that has issued the applicable Letter of Credit, or both (or all) Issuing Banks, as the context may require. "Issuing Bank Sublimits" means, as of the Effective Date, (a) $10,000,000, in the case of JPMCB, and (b) such amount as shall be designated to the Administrative Agent and the Borrower Representative in writing by an Issuing Bank; provided that any Issuing Bank shall be permitted at any time to increase or reduce its Issuing Bank Sublimit upon providing five (5) days' prior written notice thereof to the Administrative Agent and the Borrower Representative. "Joinder Agreement" means a Joinder Agreement in substantially the form of Exhibit E. "JPMCB" means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors. "JPMCB Parties" means JPMCB and its Affiliates. "LC Collateral Account" has the meaning assigned to such term in Section 2.06(j). "LC Disbursement" means any payment made by an Issuing Bank pursuant to a Letter of Credit. "LC Exposure" means, at any time, the sum of the Commercial LC Exposure and the Standby LC Exposure at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time. "Lease Financing" means (a) a lease of specific Equipment as defined in Article 2-A of the UCC, and (b) a secured financing transaction secured by specific Equipment, whether that transaction is called a lease or a loan, entered into by any Loan Party with JPMCB or any of its Affiliates (in this context, the "Lessor"), including without limitation the Chase Equipment Debt. "Lenders" means the Persons listed on the Commitment Schedule and any other Person that shall have become a Lender hereunder pursuant to Section 2.09 or an Assignment and Assumption or otherwise, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment -28-

and Assumption or otherwise. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender and the Issuing Bank. "Letters of Credit" means the letters of credit issued pursuant to this Agreement, and the term "Letter of Credit" means any one of them or each of them singularly, as the context may require. "Letter of Credit Agreement" has the meaning assigned to it in Section 2.06(b). "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. "Loan Borrowing Option" has the meaning assigned to such term in the DDA Access Product Agreement. "Loan Documents" means, collectively, this Agreement, any promissory notes issued pursuant to this Agreement, any Letter of Credit Agreement, the Collateral Documents, each Compliance Certificate, the Loan Guaranty, any Obligation Guaranty, the Fee Letter, the B&R Realty Subordination Agreement and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements, letter of credit applications and any agreements between the Borrower Representative and the Issuing Bank regarding the Issuing Bank's Issuing Bank Sublimit or the respective rights and obligations between the applicable Borrower and the Issuing Bank in connection with the issuance by the Issuing Bank of Letters of Credit, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement, the Existing Credit Agreement, the Prior Credit Agreement, the Original Credit Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. "Loan Guarantor" means each Loan Party. "Loan Guaranty" means Article X of this Agreement and each separate Guarantee, in form and substance satisfactory to the Administrative Agent, delivered by each Loan Guarantor. "Loan Parties" means, collectively, the Borrowers, the Borrowers' Domestic Subsidiaries (other than any Excluded Subsidiary and any Acquired Majority Owned Subsidiary) and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement and their respective successors and assigns, and the term "Loan Party" shall mean any one of them or all of them individually, as the context may require. "Loans" means the loans and advances made by the Lenders pursuant to this Agreement, including Revolving Loans, the Term A Loan, the Term B Loan, Swingline Loans, Overadvances and Protective Advances. -29-

"Lock Box" has the meaning assigned to such term in the Security Agreement. "Lock Box Agreement" has the meaning assigned to such term in the Security Agreement. "Logistics" means B&R Group Logistics Holding LLC, a Delaware limited liability company. "Margin Stock" means margin stock within the meaning of Regulations T, U and X, as applicable. "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Loan Parties and their Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party, (c) the Collateral, or the Administrative Agent's Liens (on behalf of itself and other Secured Parties) on the Collateral or the priority of such Liens, or (d) the rights of or remedies available to the Administrative Agent, the Issuing Bank or the Lenders under any of the Loan Documents. "Material Agreements" means all material agreements and contracts listed on Schedule 3.12. "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Loan Parties or any Subsidiary in an aggregate principal amount exceeding $2,500,000 and specifically includes the Chase Equipment Debt and the B&R Realty Seller Note. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Loan Parties or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. "Maturity Date" means March 31, 2027 or(i) the earlier of (x) March 30, 2031, (y) the date that is 90 days prior to the earlier of the Term A Loan Maturity Date and Term B Loan Maturity Date and (z) to the extent that any portion of the NSFD 31st Avenue Mortgage Debt, the NSFD 33rd Avenue Mortgage Debt or the R&N Holdings Mortgage Debt remains outstanding, as applicable, the date that is 90 days prior to the earlier of the NSFD 31st Avenue Mortgage Debt Maturity Date, the NSFD 33rd Avenue Mortgage Debt Maturity Date or the R&N Holdings Mortgage Debt Maturity Date, as applicable, or (ii) any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof. "Maximum Rate" has the meaning assigned to such term in Section 9.17. "Min Food" means Min Food Inc., a California corporation. "Monterey" means Monterey Food Service, LLC, a California limited liability company. "Moody's" means Moody's Investors Service, Inc. "Mortgage" means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, on real property of a Loan Party, including any amendment, restatement, modification or supplement thereto or thereof. "Mountain" means Mountain Food, LLC, a Colorado limited liability company. "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. -30-

"Net Income" means, for any period, the consolidated net income (or loss) of HF Foods and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with HF Foods or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary) in which HF Foods or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by HF Foods or such Subsidiary in the form of distributions or dividends, (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of distributions or dividends by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary and (d) the portion of the income (or deficit) of any Subsidiary (including an Acquired Majority Owned Subsidiary) that is not wholly owned by HF Foods, that is attributable to the owners of the minority interests in such Subsidiary. "Net Orderly Liquidation Value" means, with respect to Inventory of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Administrative Agent by an appraiser acceptable to the Administrative Agent, net of all costs of liquidation thereof. "Net Proceeds" means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, minus (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a Disposition of an asset (including pursuant to a Sale and Leaseback Transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer of the Borrower Representative). "Non Loan Party Contributions" means investments in the form of capital contributions by Loan Parties to Subsidiaries that are not Loan Parties. "Non Loan Party Guarantees" means Guarantees of Indebtedness of Subsidiaries that are not Loan Parties that are made by any Loan Party. "Non Loan Party Loans" means loan or advances made by any Loan Party to any Subsidiary that is not a Loan Party. "Non-Real Estate Collateral" means all Collateral other than Real Estate Collateral. "NSFD" means New Southern Food Distributors, Inc., a Florida corporation. "NSFD 31st Avenue Mortgage Debt" means Indebtedness of NSFD and HF Foods to East West Bank in connection with the financing of the NSFD 31st Avenue Real Estate in the original aggregate principal amount of $1,050,000. -31-

"NSFD 31st Avenue Mortgage Debt Maturity Date" means the final scheduled maturity date of the NSFD 31st Avenue Mortgage Debt. "NSFD 31st Avenue Real Estate" means the real property owned by NSFD and located at 520-530 SW 31st Avenue, Ocala, Florida 34474. "NSFD 33rd Avenue Mortgage Debt" means Indebtedness of NSFD and HF Foods to East West Bank in connection with the financing of the NSFD 33rd Avenue Real Estate in the original aggregate principal amount of $2,625,000. "NSFD 33rd Avenue Mortgage Debt Maturity Date" means the final scheduled maturity date of the NSFD 33rd Avenue Mortgage Debt. "NSFD 33rd Avenue Real Estate" means the real property owned by NSFD and located at 601 SW 33rd Avenue, Ocala, Florida 34474. "NYFRB" means the Federal Reserve Bank of New York. "NYFRB Rate" means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term "NYFRB Rate" means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. "NYFRB's Website" means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. "Obligated Party" has the meaning assigned to such term in Section 10.02. "Obligation Guaranty" means any Guarantee of all or any portion of the Secured Obligations executed and delivered to the Administrative Agent for the benefit of the Secured Parties by a guarantor who is not a Loan Party. "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof. For the avoidance of doubt, the "Existing Obligations" under the Existing Credit Agreement existing immediately prior to the effectiveness of this Agreement shall constitute Obligations hereunder. "Ocean West" means Ocean West Food Services, LLC, a California limited liability company. -32-

"OFAC" means the Office of Foreign Assets Control of the United States Department of the Treasury. "Off-Balance Sheet Liability" of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called "synthetic lease" transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases). "Original Closing Date" means November 16, 2017. "Original Credit Agreement" means that certain Credit Agreement dated as of the Original Closing Date by and among JPMCB, as the sole lender thereunder, and the Loan Parties party thereto. "Original Indebtedness" has the meaning assigned to such term in Section 6.01. "Original Term Loan" has the meaning assigned to such term in Section 2.01(b). "Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or any Loan Document). "Other Restricted Payments" means Restricted Payments in the form of distributions and dividends, in each case subject to (i) the satisfaction of the Payment Condition and (ii) if the Special Advance Amount is greater than zero, the prior consent of the Required Lenders. "Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). "Overadvance" has the meaning assigned to such term in Section 2.05(b). "Overnight Bank Funding Rate" means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB's Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. "PACA" means the Perishable Agricultural Commodities Act of 1930, as amended and in effect from time to time, and regulations issued from time to time thereunder. "PACA Trust" means the trust established pursuant to PACA on any Loan Party's Inventory consisting of perishable agricultural commodities and/or any other assets of such Loan Party, in favor of sellers of perishable agricultural commodities to such Loan Party. -33-

"Paid in Full" or "Payment in Full" means, (i) with respect to the Term Loan (a) the indefeasible payment in full in cash of all outstanding principal of the Term Loan, together with accrued and unpaid interest thereon and (b) the indefeasible payment in full in cash of the accrued and unpaid fees and expenses owing to the Term Loan Lenders in respect of the Term Loan and (ii) with respect to all other Loans, (a) the indefeasible payment in full in cash of all outstanding such Loans and LC Disbursements, together with accrued and unpaid interest thereon, (b) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit, or at the discretion of the Administrative Agent a backup standby letter of credit satisfactory to the Administrative Agent and the Issuing Bank, in an amount equal to 105% of the LC Exposure as of the date of such payment), (c) the indefeasible payment in full in cash of the accrued and unpaid fees owing to the Lenders holding such Loans, (d) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations in respect of such Loans (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (e) the termination of all Commitments, and (f) the termination of the Swap Agreement Obligations and the Banking Services Obligations. "Parent" means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. "Participant" has the meaning assigned to such term in Section 9.04(c). "Participant Register" has the meaning assigned to such term in Section 9.04(c). "Payment Condition" shall be deemed to be satisfied in connection with a Restricted Payment, a Permitted Acquisition, incurrence of Indebtedness under Section 6.01(e) or other transaction if: (a) no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to such Restricted Payment, Permitted Acquisition, incurrence of Indebtedness or other transaction; (b) immediately after giving effect to and at all times during the 90-day period immediately prior to such Restricted Payment, Permitted Acquisition, incurrence of Indebtedness or other transaction, the Working Capital Borrowers shall have Availability calculated on a pro forma basis after giving effect to such Restricted Payment, Permitted Acquisition, incurrence of Indebtedness or other transaction of not less than the greater of (i) $15,625,000 and (ii) 12.5% of the Aggregate Revolving Commitment; (c) immediately after giving effect to such Restricted Payment, Permitted Acquisition, incurrence of Indebtedness or other transaction, the Fixed Charge Coverage Ratio for the most recently completed four fiscal quarter period prior to the date of such Restricted Payment, Permitted Acquisition, incurrence of Indebtedness or other transaction for which the Borrowers are then required to have delivered interim financial statements to the Administrative Agent in accordance with the terms hereof, calculated on a pro forma basis, is not less than 1.10 to 1.00; and (d) the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to the items described in (a), (b) and (c) above and attaching calculations for items (b) and (c). "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. -34-

"Permitted Acquisition" means (i) the Third Amendment Effective Date Acquisition, (ii) the Great Wall Virginia Acquisition and (iii) any Acquisition by any Loan Party in a transaction that satisfies each of the following requirements: (a) such Acquisition is not a hostile or contested acquisition; (b) the business acquired in connection with such Acquisition is (i) located in the U.S., (ii) organized under applicable U.S. and state laws, and (iii) not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar, ancillary, complementary or otherwise reasonably related, or incidental thereto, or that are a reasonable extension, development or expansion thereof, including all activities and services pertaining to the acquisition, transportation, manufacture, production, processing, marketing, sale and distribution of food, food-related items and restaurant and kitchen supplies, both wholesale and retail; (c) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, each of the representations and warranties in the Loan Documents is true and correct (except any such representation or warranty which relates to a specified prior date) and no Default exists, will exist, or would result therefrom; (d) as soon as available, but not less than thirty (30) days prior to such Acquisition, the Borrower Representative has provided the Administrative Agent (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Administrative Agent including pro forma financial statements, statements of cash flow, and Availability projections; (e) if the Accounts and Inventory acquired in connection with such Acquisition are proposed to be included in the determination of the Borrowing Base, the Administrative Agent shall have conducted an audit and field examination of such Accounts and Inventory, and an appraisal of such Inventory, the results of which shall be satisfactory to the Administrative Agent; (g) if such Acquisition is an acquisition of the Equity Interests of a Person, such Acquisition is structured so that the acquired Person shall become a wholly-owned subsidiary of a Loan Party and a Loan Party pursuant to the terms of this Agreement, except that the Loan Parties may consummate Acquisitions that are structured such that the acquired Person becomes an Acquired Majority Owned Subsidiary; (h) if such Acquisition is an acquisition of assets, such Acquisition is structured so that a Loan Party shall acquire such assets; (i) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U; (j) if such Acquisition involves a merger or a consolidation involving a Borrower or any other Loan Party, such Borrower or such Loan Party, as applicable, shall be the surviving entity; (k) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could have a Material Adverse Effect; (l) in connection with an Acquisition of the Equity Interests of any Person, all Liens on property of such Person shall be terminated unless the Administrative Agent and the Lenders in their sole -35-

discretion consent otherwise, and in connection with an Acquisition of the assets of any Person, all Liens on such assets shall be terminated; (m) the Payment Condition shall have been satisfied; (n) all actions required to be taken with respect to any newly acquired or formed Wholly-Owned Subsidiary of a Borrower or a Loan Party, as applicable, required under Section 5.14 shall have been taken; (o) the Borrower Representative shall have delivered to the Administrative Agent the final executed acquisition agreement and all other material documentation relating to such Acquisition within 10 days following the consummation thereof; (p) if such Acquisition is structured such that the acquired Person becomes an Acquired Majority Owned Subsidiary, the Total Consideration for such Acquisition shall not exceed $10,000,000; and (q) if the Special Advance Amount is greater than zero, the Required Lenders have consented to such Acquisition. "Permitted Charitable Contributions" means charitable contributions (as defined in Section 170(c) of the Code, whether in the form of cash, securities or other property and without regard to whether such charitable contributions are deductible for income tax purposes) made by any Loan Party or any Subsidiary, whether directly (including to a donor advised fund) or through one or more Affiliates, and any binding commitment with respect thereto; provided that the aggregate amount of such contributions made by the Loan Parties and the Subsidiaries during any fiscal year, together with the aggregate amount of all binding commitments of the Loan Parties and the Subsidiaries to make any such contributions during such fiscal year, shall not exceed $10,000,000 in the aggregate. "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. "Permitted Encumbrances" means: (a) Liens imposed by law for Taxes that are not yet delinquent or are being contested in compliance with Section 5.04; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations -36-

and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party or any Subsidiary; (g) PACA Trusts arising by operation of law under PACA in favor of vendors of perishable agricultural commodities in the ordinary course of business and securing amounts owing to such vendors that are not overdue by more than 5 days or are being contested in compliance with Section 6.04; (h) FSA Liens arising under the FSA in favor of lenders to sellers of farm products in the ordinary course of business and securing amounts owing to such lenders that are not overdue by more than 5 days or are being contested in compliance with Section 6.04; and (i) State Agricultural Liens arising under applicable State Agricultural Laws in favor of sellers of farm products in the ordinary course of business and securing amounts owing to such sellers that are not overdue by more than 5 days or are being contested in compliance with Section 6.04; provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness, except with respect to clause (e) above. "Permitted Investments" means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's; (c) investments in certificates of deposit, bankers' acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000. "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA. -37-

"Plan Asset Regulations" means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. "PML Report" means a probable maximum loss report relating to each Seismic Risk Property, which PML Report shall address (A) the probable maximum loss that is likely to be sustained by such Seismic Risk Property in the event of an earthquake or other seismic casualty at or affecting such Seismic Risk Property, and (B) the likelihood and likely intensity of an earthquake or other seismic casualty at or affecting such Seismic Risk Property. "Prepayment Event" means: (a) any Disposition (including pursuant to a Sale and Leaseback Transaction) of any property or asset of any Loan Party or any of its Subsidiaries, other than Dispositions described in Sections 6.05(a), (b), (g), (i), (k) and (l); or (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party or any of its Subsidiaries with a fair value immediately prior to such event equal to or greater than $250,000; or (c) the issuance by HF Foods of any Equity Interests, or the receipt by HF Foods of any capital contribution; or (d) the incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness, other than Indebtedness permitted under Section 6.01. "Prime Rate" means the rate of interest last quoted by The Wall Street Journal as the "Prime Rate" in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the "bank prime loan" rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. "Prior Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of the First Amendment and Restatement Date by and among JPMCB, as administrative agent thereunder, the Lenders party thereto and the Loan Parties party thereto. "Projections" has the meaning assigned to such term in Section 5.01(f). "Protective Advances" has the meaning assigned to such term in Section 2.04. "PTE" means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. "Public-Sider" means a Lender whose representatives may trade in securities of HF Foods or its Controlling Person or any of its Subsidiaries while in possession of the financial statements provided by HF Foods under the terms of this Agreement. "QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). "QFC Credit Support" has the meaning assigned to it in Section 9.21. -38-

"Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. "R&N Charlotte" means R&N Charlotte, LLC, a North Carolina limited liability company. "R&N Charlotte Mortgage Debt" means Indebtedness of R&N Charlotte and certain of its Affiliates to Bank of America, N.A. in connection with the financing of the R&N Charlotte Real Estate in the original aggregate principal amount of $2,741,250. "R&N Charlotte Real Estate" means the real property owned by R&N Charlotte and located at 5119 Hovis Road, Charlotte, North Carolina 28208. "R&N Holdings" means R&N Holdings, LLC, a North Carolina limited liability company. "R&N Holdings Mortgage Debt" means Indebtedness of R&N Holdings and certain of its Affiliates to East West Bank in connection with the first mortgage financing of the R&N Holdings Real Estate in the original aggregate principal amount of $2,891,200. "R&N Holdings Mortgage Debt Maturity Date" means the final scheduled maturity date of the R&N Holdings Mortgage Debt. "R&N Holdings Real Estate" means the real property owned by R&N Holdings and located at 6001 West Market Street, Greensboro, North Carolina 27409 and 204-210 Aloe Road, Greensboro, North Carolina 27409. "Reaffirmed Documents" has the meaning assigned to such term in Section 9.23. "Real Estate Borrower" or "Real Estate Borrowers" has the meaning assigned to such term in the preamble hereto. "Real Estate Collateral" means all of each and every Loan Party's right, title, and interest in and to all Real Property (including Eligible Real Property), all fixtures related thereto and all leases and rents related thereto, wherever located and whether now owned by such Loan Party or hereafter acquired (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code, would constitute Real Estate Collateral), and whether or not subject to a Mortgage. "Real Property" means any right, title or interest in and to (a) any real property, real estate, land, buildings, structures and other improvements, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy land, buildings, structures or other improvements, including any right arising by contract, and (b) all mineral, oil, and gas rights and royalties and profits therefrom, all water and water rights and shares of stock pertaining to water and water rights, and all sewers, pipes, conduits, wires and other facilities furnishing utility or services to any real property. "Receivables" has the meaning assigned to such term in the Security Agreement. "Recipient" means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, or any combination thereof (as the context requires). -39-

"Reference Time" with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate or the REVSOFR30 Rate, 5:00 a.m. (Chicago time) on the day that is two (2) Business Days preceding the date of such setting, (2) if such Benchmark is Daily Simple SOFR, then four (4) Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate, the REVSOFR30 Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. "Refinance Indebtedness" has the meaning assigned to such term in Section 6.01(f). "Register" has the meaning assigned to such term in Section 9.04(b). "Regulation D" means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. "Regulation T" means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. "Regulation U" means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. "Regulation X" means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. "Related Entity" means any Person of which more than 10% of the Equity Interests are owned by a Person that owns more than 10% of the Equity Interests of HF Foods. "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person's Affiliates. "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing or dumping of any substance into the environment. "Relevant Governmental Body" means the Federal Reserve Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. "Relevant Rate" means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate, (ii) with respect to any Adjusted REVSOFR30 Rate Borrowing, the Adjusted REVSOFR30 Rate, or (iii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable. "Report" means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the assets of the Loan Parties from information furnished by or on behalf of the Borrowers, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent. "Required Lenders" means, subject to Section 2.20, at any time prior to the earlier of the Loans becoming due and payable pursuant to Article VII or the Commitments terminating or expiring, Lenders having more than 50% of the sum of the Aggregate Credit Exposure and Unfunded Commitments at such time and the aggregate outstanding principal amount of the Loans at such time; provided that, if at any -40-

time there are two or more Lenders (who are not Affiliates of one another and are not Defaulting Lenders), "Required Lenders" must include at least two Lenders (who are not Affiliates of one another). "Required Revolving Lenders" means, at any time, Revolving Lenders (other than Defaulting Lenders) having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum of the Aggregate Revolving Exposure and unused Revolving Commitments at such time; provided that, if at any time there are two or more Revolving Lenders (who are not Affiliates of one another and are not Defaulting Lenders), "Required Revolving Lenders" must include at least two Revolving Lenders (who are not Affiliates of one another). "Required Term Loan Lenders" means, at any time, Term Loan Lenders (other than Defaulting Lenders) having Term A Loan Commitments and Term B Loan Commitments representing more than 50% of the aggregate outstanding principal amount of the Term Loans at such time; provided that, if at any time there are two or more Term Loan Lenders (who are not Affiliates of one another and are not Defaulting Lenders), "Required Term Loan Lenders" must include at least two Term Loan Lenders (who are not Affiliates of one another). "Requirement of Law" means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. "Reserves" means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, an availability reserve, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, reserves in respect of Agricultural Claims, volatility reserves, reserves for rent at locations leased by any Loan Party and for consignee's, warehousemen's and bailee's charges, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Inventory in transit, reserves for Swap Agreement Obligations, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party. "Resolution Authority" means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. "Responsible Officer" means the president, Financial Officer or other executive officer of the Borrower Representative. "Restricted Payment" means any dividend or distribution (whether in cash, securities or other property) with respect to any Equity Interests in HF Foods or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests. "REVSOFR30 Rate" means the Term SOFR Reference Rate for a one (1) month period, as such rate is published by the CME Term SOFR Administrator, at approximately 5:00 a.m., Chicago time, two (2) U.S. Government Securities Business Days prior to the first (1st) Business Day of each month, -41-

adjusted monthly on the first (1st) Business Day of each month. Any change in the REVSOFR Rate shall be effective from and include the effective date of such change. "Revolving Borrowing" means Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. "Revolving Commitment" means, with respect to each Lender, the amount set forth on the Commitment Schedule opposite such Lender's name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C) pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable, as such Revolving Commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04; provided, that at no time shall the Revolving Exposure of any Lender exceed its Revolving Commitment. The aggregate amount of the Lenders' Revolving Commitment as of the Fourth Amendment Closing Date is $125,000,000. "Revolving Exposure" means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender's Revolving Loans, its LC Exposure and its Swingline Exposure at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of Protective Advances outstanding at such time, plus (c) an amount equal to its Applicable Percentage of the aggregate principal amount of Overadvances outstanding at such time. "Revolving Lender" means, as of any date of determination, a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure. "Revolving Loan" means a Loan made pursuant to Section 2.01(a). "RFR Borrowing" means, as to any Borrowing, the RFR Loans comprising such Borrowing. "RFR Loan" means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR. "Rongcheng" means Rongcheng Trading, LLC, a California limited liability company. "S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business. "Sale and Leaseback Transaction" has the meaning assigned to such term in Section 6.06. "Sanctioned Country" means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria). "Sanctioned Person" means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, Her Majesty's Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise the subject of any Sanctions. -42-

"Sanctions" means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty's Treasury of the United Kingdom or other relevant sanctions authority. "SEC" means the Securities and Exchange Commission of the U.S. "Second Amendment and Restatement Date" means January 17, 2020. "Secured Obligations" means all Obligations, together with all (a) Banking Services Obligations and (b) Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates; provided, however, that the definition of "Secured Obligations" shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor. "Secured Parties" means (a) the Administrative Agent, (b) the Lenders, (c) the Issuing Bank, (d) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (e) each counterparty to any Swap Agreement, to the extent the obligations thereunder constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (g) the successors and assigns of each of the foregoing. "Security Agreement" means that certain Third Amended and Restated Pledge and Security Agreement (including any and all supplements thereto), dated as of the Effective Date, among the Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time. "Seismic Risk Properties" means, collectively, (a) the real estate owned by Realty and located at 19317 Arenth Avenue, City of Industry, California, (b) the real estate owned by Genstar Realty, LLC, a California limited liability company, located at 31056 Genstar Road, Hayward, California and (c) any other real estate owned by a Real Estate Borrower that is located in Seismic Zone 3 or 4 as designated by the United States Geological Survey. "Settlement Date" has the meaning assigned to such term in Section 2.05(d). "SOFR" means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. "SOFR Administrator" means the NYFRB (or a successor administrator of the secured overnight financing rate). "SOFR Administrator's Website" means the NYFRB's website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. "SOFR Determination Date" has the meaning specified in the definition of "Daily Simple SOFR". -43-

-44- $ 5,833,333.34 "SOFR Rate Day" has the meaning specified in the definition of "Daily Simple SOFR". "Special Advance Amount" means the amount set forth below for each applicable period set forth below: September 30, 2022 through and including October 30, 2022 $ 5,000,000.00 May 31, 2022 through and including June 29, 2022 October 31, 2022 through and including November 29, 2022 $ 8,333,333,34 $ 4,166,666,67 Third Amendment Effective Date through and including April 29, 2022 November 30, 2022 through and including December 30, 2022 $ 3,333,333,34 June 30, 2022 through and including July 30, 2022 $10,000,000.00 December 31, 2022 through and including January 30, 2023 $ 7,500,000.00 $ 2,500,000.00 Period January 31, 2023 through and including February 27, 2023 $ 1,666,666.67 July 31, 2022 through and including August 30, 2022 February 28, 2023 through and including March 30, 2023 $ 6,666,666.67 $ 833,333.34 April 30, 2022 through and including May 30, 2022 March 31, 2023 and thereafter Amount $ 0.00 August 31, 2022 through and including September 29, 2022 "Standby LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all standby Letters of Credit outstanding at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Standby LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate Standby LC Exposure at such time. "State Agricultural Laws" means the laws of any State, and regulations issued from time to time thereunder, that provide for priority claims against, or Liens on, any assets of any Person in order to secure or assure payment by such Person of amounts owing to suppliers of agricultural products or to the lenders to such suppliers. "State Agricultural Liens" means Liens on any Loan Party's Inventory consisting of farm products, and/or any other assets of the any Loan Party, in favor of suppliers of agricultural products or the lenders to such suppliers, that have been properly perfected under applicable law. "Statements" has the meaning assigned to such term in Section 2.18(f). $ 9,166,666.67

"Subordinated Indebtedness" of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Secured Obligations to the written satisfaction of the Administrative Agent. "subsidiary" means, with respect to any Person (the "parent entity") at any date, any corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent entity and/or one or more subsidiaries of the parent entity. "Subsidiary" means any direct or indirect subsidiary of HF Foods or another Loan Party, as applicable. "Supermajority Revolving Lenders" means, at any time, Revolving Lenders (other than Defaulting Lenders) having Revolving Exposures and unused Revolving Commitments representing more than 66 2/3% of the sum of the Aggregate Revolving Exposure and unused Revolving Commitments at such time. "Supported QFC" has the meaning assigned to it in Section 9.21. "Swap Agreement" means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or membership interest or similar plan providing for payments only on account of services provided by current or former managers, directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Swap Agreement. "Swap Agreement Obligations" means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction permitted hereunder with a Lender or an Affiliate of a Lender. "Swap Obligation" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time. "Swingline Lender" means JPMCB, in its capacity as lender of Swingline Loans hereunder. Any consent required of the Administrative Agent or the Issuing Bank shall be deemed to be required of the Swingline Lender and any consent given by JPMCB in its capacity as Administrative Agent or Issuing Bank shall be deemed given by JPMCB in its capacity as Swingline Lender. "Swingline Loan" has the meaning assigned to such term in Section 2.05(a). -45-

"SynGlobal" means SynGlobal, Inc. "Target Balance" has the meaning assigned to such term in the DDA Access Product Agreement. "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. "Term A Lenders" means, as of any date of determination, Lenders having a Term A Loan Commitment. "Term A Loan" has the meaning assigned to such term in Section 2.01(b). "Term A Loan Commitment" means as to any Term A Lender, such Term A Lender's Applicable Percentage of the Term A Loan. "Term A Loan Maturity Date" has the meaning assigned to such term in Section 2.10(a). "Term B Lenders" means, as of any date of determination, Lenders having a Term B Loan Commitment. "Term B Loan" has the meaning assigned to such term in Section 2.01(c). "Term B Loan Commitment" means as to any Term B Lender, such Term B Lender's Applicable Percentage of the Term B Loan. "Term B Loan Maturity Date" has the meaning assigned to such term in Section 2.10(a). "Term Benchmark" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. "Term Loan" has the meaning assigned to such term in Section 2.01(c). "Term Loan Lenders" means, as of any date of determination, the Term A Lenders and the Term B Lenders. "Term Loan Base" means at any time, (a) 75% multiplied by the aggregate fair market value of the Real Estate Borrowers' Eligible Real Property identified in the most recent real property appraisal ordered by the Administrative Agent, minus (b) applicable reserves established by the Administrative Agent in its Permitted Discretion. "Term SOFR Determination Day" has the meaning assigned to it under the definition of Term SOFR Reference Rate. "Term SOFR Rate" means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two (2) U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. -46-

"Term SOFR Reference Rate" means, for any day and time (such day, the "Term SOFR Determination Day"), and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the "Term SOFR Reference Rate" for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day. "Third Amendment Closing Date" means September 18, 2024. "Third Amendment Effective Date" means December 30, 2021. "Third Amendment Effective Date Acquisition" means the acquisition by Great Wall Illinois and Great Wall Texas of certain assets of Third Amendment Effective Date Sellers pursuant to the terms of the Third Amendment Effective Date Acquisition Agreement. "Third Amendment Effective Date Acquisition Agreement" means the certain Asset Purchase Agreement dated as of the Third Amendment Effective Date by and among Third Amendment Effective Date Sellers, Great Wall Illinois, Great Wall Texas, HF Foods, Bo Chuan Wong and Qiu Xian Li. "Third Amendment Effective Date Sellers" means, collectively, Great Wall Seafood Supply, Inc., Great Wall Restaurant Supplier, Inc. and First Mart Inc. "Total Consideration" means, with respect to any Acquisition, all amounts paid or payable in connection with such Acquisition, including all transaction costs and all Indebtedness, liabilities and contingent obligations incurred or assumed in connection therewith, including the maximum amount payable under any earn-out obligations. "Transactions" means the execution, delivery and performance by the Borrowers of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the REVSOFR30 Rate, the Adjusted Daily Simple SOFR or the CBFR. "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Illinois or in any other state the laws of which are required to be applied in connection with the issue of perfection of security interests. "UK Financial Institutions" means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. -47-

"UK Resolution Authority" means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. "Unadjusted Benchmark Replacement" means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. "Unfinanced Capital Expenditures" means, for any period, Capital Expenditures made during such period which are not financed from the proceeds of any Indebtedness (other than the Revolving Loans; it being understood and agreed that, to the extent any Capital Expenditures are financed with Revolving Loans, such Capital Expenditures shall be deemed Unfinanced Capital Expenditures). "Unfunded Commitment" means, with respect to each Revolving Lender, the Revolving Commitment of such Lender less its Revolving Exposure. "Unliquidated Obligations" means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (a) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (b) any other obligation (including any guarantee) that is contingent in nature at such time; or (c) an obligation to provide collateral to secure any of the foregoing types of obligations. "U.S." means the United States of America. "U.S. Government Securities Business Day" means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. "U.S. Person" means a "United States person" within the meaning of Section 7701(a)(30) of the Code. "U.S. Special Resolution Regime" has the meaning assigned to it in Section 9.21. "U.S. Tax Compliance Certificate" has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). "USA PATRIOT Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. "Working Capital Borrower" or "Working Capital Borrowers" has the meaning assigned to such term in the preamble hereto. "Write-Down and Conversion Powers" means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that -48-

person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Term Benchmark Loan", an "RFR Loan" or "an Adjusted REVSOFR30 Rate Loan") or by Class and Type (e.g., a "Term Benchmark Revolving Loan", an " RFR Revolving Loan" or "an Adjusted REVSOFR30 Rate Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Term Benchmark Borrowing", an "RFR Borrowing" or "an Adjusted REVSOFR30 Rate Borrowing") or by Class and Type (e.g., a "Term Benchmark Revolving Borrowing", an "RFR Revolving Borrowing" or "an Adjusted REVSOFR30 Rate Revolving Borrowing"). SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "law" shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase "at any time" or "for any period" shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04 Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower Representative notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before -49-

such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. (b) Notwithstanding anything to the contrary contained in Section 1.04(a) or in the definition of "Capital Lease Obligations," any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) ("FAS 842"), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. SECTION 1.05 Interest Rates; Benchmark Notifications. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.06 Effect of Amendment and Restatement; No Novation; Release. Upon the effectiveness of this Agreement, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement. The Existing Obligations outstanding on the Effective Date shall continue in full force and effect and constitute Obligations, and the effectiveness of this Agreement shall not constitute a novation or repayment of the Existing Obligations. Such Existing Obligations, together with any and all additional Obligations incurred by Borrowers under this Agreement or under any of the other Loan Documents, shall continue to be secured by, among other things, the Collateral, whether now existing or hereafter acquired and wheresoever located, all as more specifically set forth in this Agreement and the other Loan Documents. Each Loan Party hereby reaffirms its obligations, liabilities, grants of security interests, pledges and the validity of all covenants by it contained in the Existing Credit Agreement and in any and all Loan Documents, as amended, supplemented or otherwise modified by this Agreement and by the Loan Documents delivered on the Effective Date. Any and all references in any Loans Documents to the Existing Credit Agreement shall be deemed to be amended to refer to this Agreement. In consideration of Administrative Agent and Lenders entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as of the -50-

date hereof, each Loan Party hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent, Issuer and Lenders, and their successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Administrative Agent, Issuer, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party may now or hereafter own, hold, have or claim to have against the Releasees by reason of any circumstance, action, cause or thing whatsoever which occurred on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Existing Credit Agreement, the Loan Documents or transactions directly related thereto between any Loan Party and the Releasees; provided that nothing in this Section 1.06 shall affect or release any Lender from any liabilities or obligations owing to any Loan Party by such Lender with respect to Banking Services provided by such Lender. ARTICLE II The Credits SECTION 2.01 Commitments. (a) Immediately prior to the effectiveness of this Agreement, on the Effective Date, the outstanding principal balance of the "Revolving Loans" made under (and as such term is defined in) the Existing Credit Agreement was $70,818,427.80 (the "Outstanding Existing Revolving Loan Balance"). On the Effective Date, the Outstanding Existing Revolving Loan Balance shall be continued, for all purposes of this Agreement, as Revolving Loans (as such term is defined below) hereunder. From and after the Effective Date, subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make Revolving Loans to the Working Capital Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment or (ii) the Aggregate Revolving Exposure exceeding the lesser of (x) the Aggregate Revolving Commitment and (y) the Borrowing Base, subject to the Administrative Agent's authority, in its sole discretion, to make Protective Advances and Overadvances pursuant to the terms of Sections 2.04 and 2.05. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. (b) On the Original Closing Date, JPMCB funded to the Real Estate Borrowers the "Term Loan" (as defined in the Original Credit Agreement) under the Original Credit Agreement in an aggregate original principal amount of $60,000,000 (the "Original Term Loan"). On the Second Amendment and Restatement Date, the Term A Lenders funded to the Real Estate Borrowers the "Additional Term Loan Advance" (as defined in the Existing Credit Agreement) under the Existing Credit Agreement in an aggregate original principal amount of $20,600,000 (the "Additional Term Loan"; the Original Term Loan and the Additional Term Loan are collectively referred to as the "Term A Loan"). Immediately prior to the Effective Date, the outstanding principal balance of the Term A Loan was $69,048,000. Each Term A Lender's share of the outstanding Term A Loan as of the Effective Date is set forth on the Commitment Schedule. Amounts repaid or prepaid in respect of the Term A Loan may not be reborrowed. (c) On the Effective Date, and subject to the terms and conditions of this Agreement, each Term B Lender agrees to fund (on a several, not joint, basis) a term loan to the Real -51-

Estate Borrowers (the "Term B Loan") in an amount equal to such Term B Lender's Term B Loan Commitment as set forth on the Commitment Schedule, in each case by making immediately available funds available to the Administrative Agent's designated account. The aggregate original principal amount of the Term B Loan is equal to $45,952,000. Amounts repaid or prepaid in respect of the Term B Loan may not be reborrowed. The Term A Loan and the Term B Loan are collectively referred to as the "Term Loan". The aggregate outstanding principal amount of the Term Loan (after giving effect to the funding of the Term B Loan) as of the Effective Date is $115,000,000. SECTION 2.02 Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required. Any Protective Advance, any Overadvance and any Swingline Loan shall be made in accordance with the procedures set forth in Sections 2.04 and 2.05. (b) Subject to Section 2.14, each Borrowing shall be comprised entirely of CBFR Loans or Term Benchmark Loans as the Borrower Representative may request in accordance herewith. Each Swingline Loan shall be a CBFR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $1,000,000. CBFR Borrowings may be in any amount. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 5 Term Benchmark Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrower Representative shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date (or in the case of (1) the Term A Loan, the Term A Loan Maturity Date or (2) the Term B Loan, the Term B Loan Maturity Date). SECTION 2.03 Requests for Revolving Borrowings. To request a Revolving Borrowing, the Borrower Representative shall notify the Administrative Agent of such request either in writing (delivered by hand or fax) by delivering a Borrowing Request signed by a Responsible Officer of the Borrower Representative or through an Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) not later than (a) in the case of a Term Benchmark Borrowing, 10:00 a.m., Chicago time, three (3) Business Days before the date of the proposed Borrowing or (b) in the case of a CBFR Borrowing, noon, Chicago time, on the date of the proposed Borrowing; provided that any such notice of a CBFR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) must be given not later than 9:00 a.m., Chicago time, on the date of such proposed Borrowing. Each such Borrowing Request shall be irrevocable and each such telephonic Borrowing Request, if permitted, shall be confirmed immediately upon the cessation of the Extenuating Circumstance by hand delivery, facsimile or a communication through an Electronic System to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by a Responsible Officer -52-

of the Borrower Representative. Each such written (or if permitted, telephonic) Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Revolving Borrowing; (ii) the date of such Revolving Borrowing, which shall be a Business Day; (iii) whether such Revolving Borrowing is to be a CBFR Borrowing or a Term Benchmark Borrowing; and (iv) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period." If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a CBFR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the applicable Working Capital Borrower(s) shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. SECTION 2.04 Protective Advances. (a) Subject to the limitations set forth below, the Administrative Agent is authorized by the Working Capital Borrowers and the Lenders, from time to time in the Administrative Agent's sole discretion (but shall have absolutely no obligation to), to make Loans to the Working Capital Borrowers, on behalf of all Lenders, which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable (i) to preserve or protect the Collateral, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (iii) to pay any other amount chargeable to or required to be paid by the Working Capital Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.03) and other sums payable under the Loan Documents (any of such Loans are herein referred to as "Protective Advances"); provided that, the aggregate amount of Protective Advances outstanding at any time shall not at any time exceed $10,000,000; provided further that, the Aggregate Revolving Exposure after giving effect to the Protective Advances being made shall not exceed the Aggregate Revolving Commitment. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The Protective Advances shall be secured by the Liens in favor of the Administrative Agent in and to the Collateral and shall constitute Obligations hereunder. All Protective Advances shall be CBFR Borrowings. The making of a Protective Advance on any one occasion shall not obligate the Administrative Agent to make any Protective Advance on any other occasion. The Administrative Agent's authorization to make Protective Advances in respect of Real Estate Collateral may be revoked at any time by the Required Term Loan Lenders. The Administrative Agent's authorization to make Protective Advances in respect of any Non-Real Estate Collateral may be revoked at any time by the Required Revolving Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent's receipt thereof. At any time that there is sufficient Availability and the conditions precedent set forth in Section 4.02 have been satisfied, the Administrative Agent may request the Revolving Lenders to make a Revolving Loan to repay a Protective Advance; provided that, notwithstanding the foregoing, for so long as any portion of the Term Loan remains outstanding, to the extent such Protective Advance (or any portion thereof) has been made in respect of Real Estate Collateral, only those Revolving Lenders who are also Term Loan Lenders at such time shall be required to fund such Revolving Loans (or the applicable portion thereof made in respect of Real Estate Collateral) in proportion to its Applicable Percentage thereof (recalculated to -53-

exclude the Applicable Percentage of any Lender not required to participate in the repayment of such Protective Advance (or portion thereof) pursuant to the foregoing) to repay such Protective Advance. At any other time the Administrative Agent may require the Lenders to fund their risk participations described in Section 2.04(b). (b) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent, without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Applicable Percentage; provided that, notwithstanding the foregoing, for so long as any portion of the Term Loan remains outstanding, to the extent such Protective Advance (or any portion thereof) has been made in respect of Real Estate Collateral, only those Revolving Lenders who are also Term Loan Lenders at such time shall be deemed to have purchased an interest and participation in such Protective Advance (or the applicable portion thereof made in respect of Real Estate Collateral) in proportion to its Applicable Percentage thereof (recalculated to exclude the Applicable Percentage of any Lender not required to participate in such Protective Advance (or portion thereof) pursuant to the foregoing). From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance (or any portion thereof) purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance (or portion thereof). SECTION 2.05 Swingline Loans and Overadvances. (a) The Administrative Agent, the Swingline Lender and the Revolving Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests a CBFR Borrowing, the Swingline Lender may elect to have the terms of this Section 2.05(a) apply to such Borrowing Request by advancing, on behalf of the Revolving Lenders and in the amount requested, same day funds to the Borrowers, on the date of the applicable Borrowing to the Funding Account specified by the Borrower Representative (each such Loan made solely by the Swingline Lender pursuant to this Section 2.05(a) is referred to in this Agreement as a "Swingline Loan"), with settlement among them as to the Swingline Loans to take place on a periodic basis as set forth in Section 2.05(d); provided that, the aggregate amount of Swingline Loans outstanding at any time shall not at any time exceed $10,000,000. Each Swingline Loan shall be subject to all the terms and conditions applicable to other CBFR Loans funded by the Revolving Lenders, except that all payments thereon shall be payable to the Swingline Lender solely for its own account. In addition, the Working Capital Borrowers hereby authorize the Swingline Lender to, and the Swingline Lender may, subject to the terms and conditions set forth herein (but without any further written notice required), not later than 1:00 p.m., Chicago time, on each Business Day, make available to the Working Capital Borrowers by means of a credit to the Funding Account specified by the Borrower Representative, the proceeds of a Swingline Loan to the extent necessary to pay items to be drawn on any Controlled Disbursement Account that Business Day; provided that, if on any Business Day there is insufficient borrowing capacity to permit the Swingline Lender to make available to the Working Capital Borrowers a Swingline Loan in the amount necessary to pay all items to be so drawn on any such Controlled Disbursement Account on such Business Day, then the Working Capital Borrowers shall be deemed to have requested a CBFR Borrowing pursuant to Section 2.03 in the amount of such deficiency to be made on such Business Day. In addition, the Working Capital Borrowers hereby authorize the Swingline Lender to, and the Swingline Lender shall, subject to the terms and conditions set forth herein (but without any further written notice required), to the extent that from time to time on any Business Day funds are required under the DDA Access Product to reach the Target Balance (a "Deficiency Funding Date"), make available to the applicable Borrower the proceeds of a Swingline Loan in the amount of such deficiency up to the Target Balance, by means of a credit to the applicable Funding Account on or -54-

before the start of business on the next succeeding Business Day, and such Swingline Loan shall be deemed made on such Deficiency Funding Date. The Swingline Lender shall not make any Swingline Loan if the requested Swingline Loan exceeds Availability (before or after giving effect to such Swingline Loan). All Swingline Loans shall be CBFR Borrowings. (b) Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower Representative, the Administrative Agent may in its sole discretion (but with absolutely no obligation), on behalf of the Revolving Lenders, (x) make Revolving Loans to the Working Capital Borrowers in amounts that exceed Availability (any such excess Revolving Loans are herein referred to collectively as "Overadvances") or (y) deem the amount of Revolving Loans outstanding to the Working Capital Borrowers that are in excess of Availability to be Overadvances; provided that, no Overadvance shall result in a Default due to the Working Capital Borrowers' failure to comply with Section 2.01 for so long as such Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if the condition precedent set forth in Section 4.02(c) has not been satisfied. All Overadvances shall constitute CBFR Borrowings. The making of an Overadvance on any one occasion shall not obligate the Administrative Agent to make any Overadvance on any other occasion. The authority of the Administrative Agent to make Overadvances is limited to an aggregate amount not to exceed $10,000,000 at any time, no Overadvance may remain outstanding for more than thirty days and no Overadvance shall cause any Revolving Lender's Revolving Exposure to exceed its Revolving Commitment; provided that, the Required Revolving Lenders may at any time revoke the Administrative Agent's authorization to make Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent's receipt thereof. (c) Upon the making of a Swingline Loan or an Overadvance (whether before or after the occurrence of a Default and regardless of whether a Settlement has been requested with respect to such Swingline Loan or Overadvance), each Revolving Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swingline Lender or the Administrative Agent, as the case may be, without recourse or warranty, an undivided interest and participation in such Swingline Loan or Overadvance in proportion to its Applicable Percentage of the Revolving Commitment. The Swingline Lender or the Administrative Agent may, at any time, require the Revolving Lenders to fund their participations. From and after the date, if any, on which any Revolving Lender is required to fund its participation in any Swingline Loan or Overadvance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Swingline Loan or Overadvance. (d) The Administrative Agent, on behalf of the Swingline Lender, shall request settlement (a "Settlement") with the Revolving Lenders on at least a weekly basis or on any date that the Administrative Agent elects, by notifying the Revolving Lenders of such requested Settlement by facsimile, telephone, or e-mail no later than 12:00 noon Chicago time on the date of such requested Settlement (the "Settlement Date"). Each Revolving Lender (other than the Swingline Lender, in the case of the Swingline Loans) shall transfer the amount of such Revolving Lender's Applicable Percentage of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to the Administrative Agent, to such account of the Administrative Agent as the Administrative Agent may designate, not later than 2:00 p.m., Chicago time, on such Settlement Date. Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.02 have then been satisfied. Such amounts transferred to the Administrative Agent shall be applied against the amounts of the Swingline Lender's Swingline Loans and, together with Swingline Lender's Applicable Percentage of such Swingline Loan, shall constitute Revolving Loans of such Revolving Lenders, respectively. If any such amount is not transferred to the Administrative Agent by -55-

any Revolving Lender on such Settlement Date, the Swingline Lender shall be entitled to recover from such Lender on demand such amount, together with interest thereon, as specified in Section 2.07. (e) The Swingline Lender may by written notice given to the Administrative Agent require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 11:00 a.m., Chicago time, on a Business Day no later than 4:00 p.m., Chicago time on such Business Day and if received after 11:00 a.m., Chicago time, "on a Business Day" shall mean no later than 9:00 a.m. Chicago time on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower Representative of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Working Capital Borrowers (or other party on behalf of the Working Capital Borrowers) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Working Capital Borrowers for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Working Capital Borrowers of any default in the payment thereof. SECTION 2.06 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit for its own account or for the account of another Working Capital Borrower denominated in dollars as the applicant thereof for the support of its or its Subsidiaries' obligations, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period and the Issuing Bank may, but shall have no obligation, to issue such requested Letters of Credit pursuant to this Agreement. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree -56-

of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law relating to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it, or (iii) if the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented. The parties agree that any "Letters of Credit" (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement on the Effective Date shall be deemed for all purposes to be Letters of Credit issued under this Agreement. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall deliver by hand or facsimile (or transmit through an Electronic System, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (prior to 9:00 am, Chicago time, at least three (3) Business Days (or such shorter period of time as the applicable Issuing Bank may agree in its sole discretion) prior to the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the applicable Working Capital Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application in each case, as required by the Issuing Bank and using such Issuing Bank's standard form (each, a "Letter of Credit Agreement"). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Working Capital Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed $10,000,000, (ii) no Revolving Lender's Revolving Exposure shall exceed its Revolving Commitment and (iii) the Aggregate Revolving Exposure shall not exceed the lesser of the Aggregate Revolving Commitment and the Borrowing Base. Notwithstanding the foregoing or anything to the contrary contained herein, no Issuing Bank shall be obligated to issue or modify any Letter of Credit if, immediately after giving effect thereto, the outstanding LC Exposure in respect of all Letters of Credit issued by such Person and its Affiliates would exceed such Issuing Bank's Issuing Bank Sublimit. Without limiting the foregoing and without affecting the limitations contained herein, it is understood and agreed that the Borrower Representative may from time to time request that an Issuing Bank issue Letters of Credit in excess of its individual Issuing Bank Sublimit in effect at the time of such request, and each Issuing Bank agrees to consider any such request in good faith. Any Letter of Credit so issued by an Issuing Bank in excess of its individual Issuing Bank Sublimit then in effect shall nonetheless constitute a Letter of Credit for all purposes of this Agreement, and shall not affect the Issuing Bank -57-

Sublimit of any other Issuing Bank, subject to the limitations on the aggregate LC Exposure set forth in clause (i) of this Section 2.06(b). (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, including, without limitation, any automatic renewal provision, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Revolving Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Working Capital Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Working Capital Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Working Capital Borrowers shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 11:00 a.m., Chicago time, on (i) the Business Day that the Borrower Representative receives notice of such LC Disbursement, if such notice is received prior to 9:00 a.m., Chicago time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative receives such notice, if such notice is received after 9:00 a.m. Chicago time on the day of receipt; provided that the Working Capital Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with a CBFR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Working Capital Borrowers' obligation to make such payment shall be discharged and replaced by the resulting CBFR Revolving Borrowing or Swingline Loan. If the Working Capital Borrowers fail to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Working Capital Borrowers in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Working Capital Borrowers, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Working Capital Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of CBFR Revolving Loans or a Swingline -58-

Loan as contemplated above) shall not constitute a Loan and shall not relieve the Working Capital Borrowers of their obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Working Capital Borrowers' joint and several obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Working Capital Borrowers' obligations hereunder. None of the Administrative Agent, the Revolving Lenders, the Issuing Bank or any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Working Capital Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Working Capital Borrowers to the extent permitted by applicable law) suffered by any Working Capital Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the applicable Working Capital Borrower by telephone (confirmed by fax or through an Electronic System) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder and, upon request therefor by the Borrower Representative, promptly provide to the Borrower Representative copies of all applicable drawing documents; provided that any failure to give or delay in giving such notice or providing such copies shall not relieve the Working Capital Borrowers of their obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement. (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Working Capital Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Working Capital Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to CBFR Revolving Loans and -59-

such interest shall be payable on the date when such reimbursement is due; provided that, if the Working Capital Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement and Resignation of an Issuing Bank; Designation of Additional Issuing Banks. (i) Any Issuing Bank may be terminated at any time upon not less than ten (10) Business Days' prior written notice by the Borrower Representative to the Administrative Agent and such Issuing Bank. The Administrative Agent shall notify the Lenders of any such termination of an Issuing Bank. After the termination of an Issuing Bank hereunder, such Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under the Agreement with respect to Letters of Credit then outstanding and issued by it prior to such termination, but shall not be required to amend, renew or extend any such Letters of Credit or to issue additional Letters of Credit. (ii) The Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (A) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (B) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (iii) Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as an Issuing Bank at any time upon thirty days' prior written notice to the Administrative Agent, the Borrower Representative and the Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with clause (i) of Section 2.06(i) above. (iv) From time to time, the Borrower Representative may, by notice to the Administrative Agent and the Issuing Bank, designate as additional Issuing Banks one or more Lenders that agree to serve in such capacity as provided below. The acceptance by a Lender of any appointment as an Issuing Bank hereunder shall be evidenced by an agreement (an "Issuing Bank Agreement"), which shall be in a form reasonably satisfactory to the Borrower Representative and the Administrative Agent, shall set forth the Issuing Bank Sublimit of such Lender and shall be executed by such Lender, the Borrower Representative and the Administrative Agent and, from and after the effective date of such Issuing Bank Agreement, (i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents and -60-

(ii) references herein and in the other Loan Documents to the term "Issuing Bank" shall be deemed to include such Lender in its capacity as an Issuing Bank. (j) Cash Collateralization. If any Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Working Capital Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the "LC Collateral Account"), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus accrued and unpaid interest on the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Working Capital Borrowers at such time; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Article VII. The Working Capital Borrowers also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Sections 2.10(b), 2.11(b) or 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account and the Working Capital Borrowers hereby grant the Administrative Agent a security interest in the LC Collateral Account and all money or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Working Capital Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the LC Collateral Account. Moneys in the LC Collateral Account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Working Capital Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other Secured Obligations. If the Working Capital Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of a Default, such amount (to the extent not applied as aforesaid) shall be returned to the Working Capital Borrowers within three (3) Business Days after all such Defaults have been cured or waived as confirmed in writing by the Administrative Agent. (k) LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination. (l) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the "account party," "applicant," "customer," "instructing party," or the like of or for such Letter of Credit, and without derogating from any rights of the Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Working Capital Borrowers (i) shall reimburse, indemnify and compensate the Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of a Working Capital Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. Each Working Capital Borrower hereby acknowledges that the issuance of such Letters of Credit for its -61-

Subsidiaries inures to the benefit of the Working Capital Borrowers, and that each Borrower's business derives substantial benefits from the businesses of such Subsidiaries. SECTION 2.07 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by such Lender hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 2:00 p.m., Chicago time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender's Applicable Percentage; provided that, Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the Borrower Representative by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to the Funding Account(s); provided that CBFR Revolving Loans made to finance the reimbursement of (i) an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank and (ii) a Protective Advance or an Overadvance shall be retained by the Administrative Agent. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Working Capital Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Working Capital Borrowers each severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Working Capital Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of the Working Capital Borrowers, the interest rate applicable to CBFR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing, provided, that any interest received from a Working Capital Borrower by the Administrative Agent during the period beginning when Administrative Agent funded the Borrowing until such Lender pays such amount shall be solely for the account of the Administrative Agent. SECTION 2.08 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, Overadvances or Protective Advances, which may not be converted or continued. (b) To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election either in writing (delivered by hand or fax) by delivering an Interest Election Request signed by a Responsible Officer of the Borrower Representative, through an Electronic System if arrangements for doing so have been approved by the Administrative Agent, or -62-

telephonically, by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, Electronic System or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Borrower Representative. (c) Each telephonic or written Interest Election Request (including requests submitted through an Electronic System) shall specify the following information in compliance with Section 2.02: (i) the name of the applicable Borrower and the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be a CBFR Borrowing or a Term Benchmark Borrowing; and (iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period". If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month's duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing. (e) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a CBFR Borrowing. Notwithstanding any contrary provision hereof, if a Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative, then, so long as a Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, each Term Benchmark Borrowing shall be converted to a CBFR Borrowing at the end of the Interest Period applicable thereto. SECTION 2.09 Termination of Commitments; Increase in Revolving Commitments. (a) Unless previously terminated, (i) the applicable Term A Loan Commitments terminated upon the making of each advance of the Term A Loan, (ii) the Term B Loan Commitments will terminate upon the making of the Term B Loan on the Effective Date and (iii) the Revolving Commitments shall terminate on the Maturity Date. -63-

(b) The Working Capital Borrowers may at any time terminate the Revolving Commitments upon the Payment in Full of the Secured Obligations. (c) The Borrower Representative shall notify the Administrative Agent of any election to terminate the Revolving Commitments under paragraph (b) of this Section at least five (5) Business Days prior to the effective date of such termination, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination of the Revolving Commitments shall be permanent. (d) The Working Capital Borrowers shall have the right to increase the Revolving Commitments by obtaining additional Revolving Commitments, either from one or more of the Lenders or another lending institution provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000, (ii) the Borrower Representative, on behalf of the Working Capital Borrowers, may make a maximum of 4 such requests following the Fourth Amendment Closing Date, (iii) after giving effect thereto, the sum of the total of the additional Commitments following the Fourth Amendment Closing Date does not exceed $30,000,000, (iv) the Administrative Agent and the Issuing Bank have approved the identity of any such new Lender, such approvals not to be unreasonably withheld, (v) any such new Lender assumes all of the rights and obligations of a "Lender" hereunder, and (vi) the procedure described in Section 2.09(e) has been satisfied. Nothing contained in this Section 2.09 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Revolving Commitment hereunder at any time and the Borrowers acknowledge that the Lenders may decline the request for any reason, or no reason whatsoever, notwithstanding the absence of a Material Adverse Effect, Default or Event of Default. (e) Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers and each Lender being added or increasing its Commitment, subject only to the approval of all Lenders if any such increase or addition would cause the Revolving Commitments to exceed $130,000,000. As a condition precedent to such an increase or addition, the Borrowers shall deliver to the Administrative Agent (i) a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) in the case of the Working Capital Borrowers, certifying that, before and after giving effect to such increase or addition, (1) the representations and warranties contained in Article III and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) no Default exists and (3) the Borrowers are in compliance (on a pro forma basis) with the covenant contained in Section 6.13 and (ii) legal opinions and documents consistent with those delivered on the Effective Date, to the extent requested by the Administrative Agent. (f) On the effective date of any such increase or addition, (i) any Lender increasing (or, in the case of any newly added Lender, extending) its Revolving Commitment shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase or addition and the use of such amounts to make payments to such other Lenders, each Lender's portion of the outstanding Revolving Loans of all the Lenders to equal its revised Applicable Percentage of such outstanding Revolving Loans, and the Administrative Agent shall make such other -64-

adjustments among the Lenders with respect to the Revolving Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation and (ii) the Working Capital Borrowers shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase (or addition) in the Revolving Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower Representative, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Term Benchmark Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. Within a reasonable time after the effective date of any increase or addition, the Administrative Agent shall, and is hereby authorized and directed to, revise the Commitment Schedule to reflect such increase or addition and shall distribute such revised Commitment Schedule to each of the Lenders and the Borrower Representative, whereupon such revised Commitment Schedule shall replace the old Commitment Schedule and become part of this Agreement. SECTION 2.10 Repayment and Amortization of Loans; Evidence of Debt. (a) The Working Capital Borrowers hereby unconditionally promise to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date, (ii) to the Administrative Agent the then unpaid amount of each Protective Advance on the earlier of the Maturity Date and demand by the Administrative Agent, and (iii) to the Administrative Agent the then unpaid principal amount of each Overadvance on the earlier of the Maturity Date and demand by the Administrative Agent. The Real Estate Borrowers hereby unconditionally promise to pay to the Administrative Agent for the account of each Term A Lender on the first Business Day of each calendar month following the Effective Date an amount equal to $230,160.00 and a final installment of the remaining principal balance of the Term A Loan on January 17, 2030 (the "Term A Loan Maturity Date"). To the extent not previously paid, the unpaid balance of the Term A Loan shall be paid in full in cash by the Real Estate Borrowers on the Term Loan A Maturity Date. The Real Estate Borrowers hereby unconditionally promise to pay to the Administrative Agent for the account of each Term B Lender on the first Business Day of each calendar month following the Effective Date an amount equal to $191,466.67 and a final installment of the remaining principal balance of the Term B Loan on January 17, 2030 (the "Term B Loan Maturity Date"). To the extent not previously paid, the unpaid balance of the Term B Loan shall be paid in full in cash by the Real Estate Borrowers on the Term B Loan Maturity Date. (b) All funds deposited into a Collateral Deposit Account will be swept on a daily basis into a Collection Account maintained by the Working Capital Borrowers with the Administrative Agent. At any time that an Event of Default occurs, at the Administrative Agent's election, the Working Capital Borrowers shall establish and shall thereafter maintain Lock Boxes subject to Lock Box Agreements for the direct deposit of payments in respect of Accounts. All funds deposited into any Lock Box will be swept on a daily basis into the Collection Account. The Administrative Agent shall apply all funds credited to the Collection Account on the immediately preceding Business Day (at the discretion of the Administrative Agent, whether or not immediately available) first to prepay any Protective Advances and Overadvances that may be outstanding, pro rata, and second to prepay the Revolving Loans (including Swingline Loans) and to cash collateralize outstanding LC Exposure. Notwithstanding the foregoing, to the extent any funds credited to the Collection Account constitute Net Proceeds, the application of such Net Proceeds shall be subject to Section 2.11(c). (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by -65-

such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the applicable Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof. (e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement. (f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the applicable Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form. SECTION 2.11 Prepayment of Loans. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (f) of this Section and, if applicable, payment of any break funding expenses under Section 2.16. All such partial prepayments of the Term A Loan shall be applied to installments of principal in respect of the Term A Loan in the inverse order of their maturities and all such partial prepayments of the Term B Loan shall be applied to installments of principal in respect of the Term B Loan in the inverse order of their maturities. (b) Except for Overadvances permitted under Section 2.05, in the event and on such occasion that the Aggregate Revolving Exposure exceeds the lesser of (i) the Aggregate Revolving Commitment and (ii) the Borrowing Base, the Working Capital Borrowers shall prepay the Revolving Loans, LC Exposure and/or Swingline Loans or cash collateralize LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j), as applicable, in an aggregate amount equal to such excess. (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party in respect of any Prepayment Event, the Borrowers shall, immediately after such Net Proceeds are received by any Loan Party, prepay the Obligations and cash collateralize the LC Exposure as set forth in Section 2.11(e) below in an aggregate amount equal to 100% of such Net Proceeds, provided that, in the case of any event described in clause (a) or (b) of the definition of the term "Prepayment Event", and solely with respect to the Net Proceeds thereof that constitute Real Estate Collateral, if the Borrower Representative shall deliver to the Administrative Agent a certificate of its Financial Officer to the effect that the Loan Parties intend to apply such Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire (or replace or rebuild) real property, Equipment or other tangible assets (excluding Inventory) to be used in the business of the Loan Parties, and certifying that no Default has occurred and is continuing, then, if the Net Proceeds specified in such certificate are to be applied to acquire, replace or rebuild such assets by (A) the Borrowers, such Net Proceeds shall be applied by the Administrative Agent to reduce the outstanding principal balance of the Revolving Loans (without a permanent reduction of the -66-

Revolving Commitment) and upon such application, the Administrative Agent shall establish a Reserve against the Borrowing Base in an amount equal to the amount of such proceeds so applied and (B) any Loan Party that is not a Borrower, such Net Proceeds shall be deposited in a cash collateral account, and in the case of either (A) or (B), thereafter, such funds shall be made available to the applicable Loan Party as follows: (1) the Borrower Representative shall request a Borrowing (specifying that the request is to use Net Proceeds pursuant to this Section) or the applicable Loan Party shall request a release from the cash collateral account be made in the amount needed; (2) so long as the conditions set forth in Section 4.02 have been met, the Revolving Lenders shall make such Borrowing or the Administrative Agent shall release funds from the cash collateral account; and (3) in the case of Net Proceeds applied against the Borrowing, the Reserve established with respect to such Net Proceeds shall be reduced by the amount of such Borrowing; provided that to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180-day period, a prepayment shall be required at such time in an amount equal to such Net Proceeds that have not been so applied. (d) In the event and on such occasion that the outstanding principal balance of the Term Loan exceeds the Term Loan Base (including by virtue of values contained in a new or updated appraisal of some or all of the Eligible Real Property), the Real Estate Borrowers shall prepay the Term Loan in an aggregate amount equal to such excess. Any such amounts of the Term Loan that are prepaid hereunder may not be reborrowed. (e) All such amounts required to be prepaid pursuant to Section 2.11(c) arising out of (i) any event described in clause (a) or (b) of the definition of the term "Prepayment Event", to the extent of any Real Estate Collateral subject to such event or (ii) any event described in Section 2.11(d), shall be applied, first to prepay the Term Loan (to be applied to the Term A Loan and the Term B Loan on a pro rata basis, and to installments thereof in the inverse order of maturity), second to prepay any Protective Advances (or any portion thereof) made in respect of Real Estate Collateral that may be outstanding, pro rata, third to prepay any other Protective Advances and Overadvances that may be outstanding, pro rata, fourth, to prepay any Revolving Loans (including Swingline Loans) without a corresponding reduction in the Revolving Commitments, and fifth to cash collateralize outstanding LC Exposure. All such amounts required to be prepaid pursuant to Section 2.11(c) arising out of (i) any event described in clause (a) or (b) of the definition of the term "Prepayment Event", to the extent of any Non-Real Estate Collateral subject to such event or (ii) any event described in clause (c) or (d) of the definition of the term "Prepayment Event", shall be applied, first to prepay any Protective Advances (other than any Protective Advance or portion thereof made in respect of Real Estate Collateral) and Overadvances that may be outstanding, pro rata, second to prepay the Revolving Loans (including Swingline Loans) without a corresponding reduction in the Revolving Commitments, third to cash collateralize outstanding LC Exposure, fourth to prepay any Protective Advances (or portion thereof) made in respect of Real Estate Collateral that may be outstanding, pro rata and fifth to prepay the Term Loan (to be applied to the Term A Loan and the Term B Loan on a pro rata basis, and to installments thereof in the inverse order of maturity). If the precise amount of insurance or condemnation proceeds allocable to Non-Real Estate Collateral as compared to Real Estate Collateral is not otherwise -67-

determined, the allocation and application of those proceeds shall be determined by the Administrative Agent, in its Permitted Discretion. (f) The Borrower Representative shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by fax) or through an Electronic System, if arrangements for doing so have been approved by the Administrative Agent of any prepayment hereunder not later than (i) 10:00 a.m., Chicago time, (A) in the case of prepayment of a Term Benchmark Borrowing, three (3) Business Days before the date of prepayment, and (B) in the case of prepayment of a CBFR Borrowing, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) break funding payments pursuant to Section 2.16. SECTION 2.12 Fees. (a) The Working Capital Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Original Closing Date to but excluding the date on which the Revolving Commitments terminate. Accrued commitment fees shall be payable in arrears on the first Business Day of each calendar month and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Working Capital Borrowers agree to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Closing Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to Letters of Credit issued by the Issuing Bank during the period from and including the Original Closing Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of each calendar month shall be payable on the first Business Day of each calendar month following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All -68-

participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon in the Fee Letter. (d) All fees payable hereunder shall be paid on the dates due, in dollars in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances. SECTION 2.13 Interest. (a) The Loans comprising CBFR Borrowings (including Swingline Loans) shall bear interest at the CBFR plus the Applicable Rate. (b) The Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. If applicable, each RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple SOFR plus the Applicable Rate. (c) Each Protective Advance and each Overadvance shall bear interest at the CBFR plus the Applicable Rate for Revolving Loans plus 2%. (d) Notwithstanding the foregoing, during the occurrence and continuance of a Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower Representative (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of "each Lender affected thereby" for reductions in interest rates), declare that (i) all Loans shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at 2% plus the rate applicable to such fee or other obligation as provided hereunder. (e) Accrued interest on each Loan (for CBFR Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a CBFR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) Interest computed by reference to the Term SOFR Rate, REVSOFR30 Rate or Daily Simple SOFR shall be computed on the basis of a year of 360 days. Interest computed by reference to the CB Floating Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable CB Floating Rate, Adjusted Daily Simple SOFR, Daily Simple SOFR, Adjusted REVSOFR30 -69-

Rate, REVSOFR30 Rate, Adjusted Term SOFR Rate or Term SOFR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (g) For the avoidance of doubt, the CB Floating Rate shall only be applicable if the REVSOFR30 Rate is not available. SECTION 2.14 Alternate Rate of Interest; Illegality. (a) Subject to clauses (b), (c), (d), (e), and (f) of this Section 2.14, if: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate or the Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period, (B) at any time, that adequate and reasonable means do not exist for ascertaining the Adjusted REVSOFR30 Rate or the REVSOFR30 Rate (including because the Term SOFR Reference Rate is not available or published on a current basis) or (C) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR or Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period, (B) at any time, the Adjusted REVSOFR30 Rate or the REVSOFR30 Rate will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing or (C) at any time, the Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders through an Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrowers deliver a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) a CBFR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above and (2) any Borrowing Request that requests an Adjusted REVSOFR30 Rate Borrowing or an RFR Borrowing shall instead be deemed to be a Borrowing Request, as applicable, for a CBFR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan, Adjusted REVSOFR30 Rate Loan or RFR Loan is outstanding on the date of the Borrower Representative's receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan, Adjusted REVSOFR30 Rate Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with -70-

respect to the relevant Benchmark and (y) the Borrowers deliver a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) a CBFR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (2) any Adjusted REVSOFR30 Rate Loan or any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a CBFR Loan. (b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a "Loan Document" for purposes of this Section 2.14), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of "Benchmark Replacement" for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of "Benchmark Replacement" for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate or the REVSOFR30 Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that -71-

publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of "Interest Period" for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of "Interest Period" for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Borrower Representative's receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any request for a Term Benchmark Borrowing, Adjusted REVSOFR30 Rate Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted (1) any such request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to (A) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) a CBFR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event or (2) any such request for an Adjusted REVSOFR30 Rate Borrowing or an RFR Borrowing into a request for a CBFR Borrowing. Furthermore, if any Term Benchmark Loan, Adjusted REVSOFR30 Rate Loan or RFR Loan is outstanding on the date of the Borrower Representative's receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan, Adjusted REVSOFR30 Rate Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.15(f), (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Loan so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) a CBFR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any Adjusted REVSOFR30 Rate Loan or RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a CBFR Loan. SECTION 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate or the Adjusted REVSOFR30 Rate) or the Issuing Bank; (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, -72-

commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement, the Commitment of, or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16 Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(c) and is revoked in accordance therewith), or (d) the assignment of -73-

any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19 or 9.02(d), then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(c) and is revoked in accordance therewith) or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrowers pursuant to Section 2.18, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. SECTION 2.17 Withholding of Taxes; Gross-Up. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any -74-

Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on -75-

which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit -76-

the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party's obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Secured Obligations). -77-

(i) Defined Terms. For purposes of this Section 2.17, and the term "applicable law" includes FATCA. SECTION 2.18 Payments Generally; Allocation of Proceeds; Sharing of Setoffs. (a) The Borrowers shall make each payment or prepayment required to be made by them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Chicago time, on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 10 South Dearborn Street, Floor L2, Chicago, Illinois, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Unless otherwise provided for herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. (b) (i) All payments and any proceeds of Real Estate Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (C) amounts to be applied from the Collection Account (which shall be applied in accordance with Section 2.10(b)) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Term Loan Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent from the Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), second, to pay any fees, indemnities, or expense reimbursements in respect of the Term Loan then due to the Term Loan Lenders from the Borrowers, third, to pay interest in respect of the Term Loan then due and payable to the Term Loan Lenders, fourth, to pay the principal of the Term Loan ratably (with amounts applied to the Term Loan applied to the Term A Loan and the Term B Loan on a pro rata basis, and to installments thereof in the inverse order of maturity), fifth to pay interest due in respect of the Protective Advances (or any portion thereof) made in respect of the Real Estate Collateral, sixth, to pay the principal of the Protective Advances (or any portion thereof) made in respect of the Real Estate Collateral, seventh, to pay any fees, indemnities, or expense reimbursements in respect of Revolving Loans then due to the Revolving Lenders from the Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), eighth, to pay interest due in respect of any Overadvances and other Protective Advances, ninth, to pay the principal of any Overadvances and other Protective Advances, tenth, to pay interest then due and payable on any Revolving Loans ratably, eleventh, to prepay principal on any Revolving Loans and unreimbursed LC Disbursements, ratably, twelfth, to pay an amount to the Administrative Agent equal to one hundred five percent (105%) of the aggregate LC Exposure, to be held as cash collateral for such Obligations, thirteenth, to payment of any amounts owing in respect of Swap Agreement Obligations and Banking Service Obligations up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22, and fourteenth, to -78-

the payment of any other Secured Obligation due to the Administrative Agent or any Lender by the Borrowers. Notwithstanding the foregoing amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. (ii) All payments and any proceeds of Non-Real Estate Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (C) amounts to be applied from the Collection Account (which shall be applied in accordance with Section 2.10(b)) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Revolving Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent and the Issuing Bank from the Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), second, to pay any fees, indemnities, or expense reimbursements in respect of the Revolving Loans then due to the Revolving Lenders from the Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), third, to pay interest due in respect of the Overadvances and Protective Advances (other than any Protective Advances or portion thereof made in respect of Real Estate Collateral), fourth, to pay the principal of the Overadvances and Protective Advances (other than any Protective Advances or portion thereof made in respect of Real Estate Collateral), fifth, to pay interest then due and payable in respect of the Revolving Loans ratably, sixth, to prepay principal on the Revolving Loans and unreimbursed LC Disbursements, ratably, seventh to pay an amount to the Administrative Agent equal to one hundred five percent (105%) of the aggregate LC Exposure, to be held as cash collateral for such Obligations, eighth to pay interest due in respect of the Protective Advances (or any portion thereof) made in respect of the Real Estate Collateral, ninth, to pay the principal of the Protective Advances (or any portion thereof) made in respect of the Real Estate Collateral, ratably, tenth to pay any fees, indemnities, or expense reimbursements in respect of the Term Loan then due to the Term Lenders from the Borrowers, eleventh, to pay interest then due and payable in respect of the Term Loans ratably, twelfth, to prepay principal on the Term Loans ratably (with amounts applied to the Term Loan applied to the Term A Loan and the Term B Loan on a pro rata basis, and to installments thereof in the inverse order of maturity), thirteenth, to payment of any amounts owing in respect of Swap Agreement Obligations and Banking Service Obligations up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22, and fourteenth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender by the Borrowers. Notwithstanding the foregoing amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. (iii) Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless a Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Term Benchmark Loan of a Class, except (a) on the expiration date of the Interest Period applicable thereto or (b) in the event, and only to the extent, that there are no outstanding CBFR Loans of the same Class and, in any such event, the Borrowers shall pay the break funding payment required in accordance with Section 2.16. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations. (c) At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the -79-

Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower Representative pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of any Borrower maintained with the Administrative Agent. Each Working Capital Borrower hereby irrevocably authorizes (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans and Overadvances, but such a Borrowing may only constitute a Protective Advance if it is to reimburse costs, fees and expenses as described in Section 9.03) and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03, 2.04 or 2.05, as applicable, and (ii) the Administrative Agent to charge any deposit account of any Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents. (d) If, except as otherwise expressly provided herein, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. (e) Unless the Administrative Agent shall have received, prior to any date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank pursuant to the terms hereof or any other Loan Document (including any date that is fixed for prepayment by notice from the Borrower Representative to the Administrative Agent pursuant to Section 2.11(e)), notice from the Borrower Representative that the Borrowers will not make such payment or prepayment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. -80-

(f) The Administrative Agent may from time to time provide the Borrower Representative with account statements or invoices with respect to any of the Secured Obligations (the "Statements"). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrowers' convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrowers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrowers shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent's or the Lenders' right to receive payment in full at another time. SECTION 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, if in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 9.02(b), the consent of Required Lenders (or Required Revolving Lenders or Required Term Loan Lenders, as applicable) shall have been obtained but the consent of one or more of such other Lenders (each a "Non-Consenting Lender") whose consent is required shall not have been obtained, or if any Lender becomes a Defaulting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and other Loan Documents to an assignee (a "Replacement Lender") that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent (and in circumstances where its consent would be required under Section 9.04, the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (iv) in the case of a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such terminated Lender was a Non-Consenting Lender. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each party hereto -81-

agrees that (x) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.20 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.18(b) or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender hereunder; third, to cash collateralize the Issuing Bank's LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower Representative, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender's potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Bank's future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Bank or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Bank or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers' obligations corresponding to such Defaulting Lender's LC Exposure and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this -82-

Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Commitment and Revolving Exposure and, if applicable, Term Loan of such Defaulting Lender shall not be included in determining whether the Required Lenders, the Required Term Loan Lenders, the Required Revolving Lenders or the Supermajority Revolving Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02) or under any other Loan Document; provided, that, except as otherwise provided in Section 9.02, this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby; (d) if any Swingline Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender then: (i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender's Revolving Exposure to exceed its Revolving Commitment; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize, for the benefit of the Issuing Bank, the Borrowers' obligations corresponding to such Defaulting Lender's LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender's LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender's LC Exposure during the period such Defaulting Lender's LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders' Applicable Percentages; and (v) if all or any portion of such Defaulting Lender's LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender's LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (e) so long as such Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that such Defaulting Lender's then outstanding LC Exposure will be 100% covered by the Commitments of the -83-

non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.20(d), and LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(d)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event or a Bail-In Action with respect to the Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Issuing Bank shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Issuing Bank to defease any risk to it in respect of such Lender hereunder. In the event that each of the Administrative Agent, the Borrowers, the Swingline Lender and the Issuing Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender's Revolving Commitment and on the date of such readjustment such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. SECTION 2.21 Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement. SECTION 2.22 Banking Services and Swap Agreements. Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements with, any Loan Party or any Subsidiary or Affiliate of a Loan Party shall deliver to the Administrative Agent, promptly after entering into such Banking Services or Swap Agreements, written notice setting forth the aggregate amount of all Banking Services Obligations and Swap Agreement Obligations of such Loan Party or Subsidiary or Affiliate thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent). In addition, each such Lender or Affiliate thereof shall deliver to the Administrative Agent, following the end of each calendar month, a summary of the amounts due or to become due in respect of such Banking Services Obligations and Swap Agreement Obligations. The most recent information provided to the Administrative Agent shall be used in determining the amounts to be applied in respect of such Banking Services Obligations and/or Swap Agreement Obligations pursuant to Section 2.18(b) and which tier of the waterfall, contained in Section 2.18(b), such Banking Services Obligations and/or Swap Agreement Obligations will be placed. -84-

ARTICLE III Representations and Warranties. Each Loan Party represents and warrants to the Lenders that: SECTION 3.01 Organization; Powers. Each Loan Party and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required. SECTION 3.02 Authorization; Enforceability. The Transactions are within each Loan Party's organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and obligations of good faith and fair dealing. SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any Subsidiary, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, which in any case could reasonably be expected to result in a Material Adverse Effect, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, and (d) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents. SECTION 3.04 Financial Condition; No Material Adverse Change. (a) HF Foods has heretofore furnished to the Lenders the consolidated balance sheet and statements of income, stockholders equity and cash flows of HF Foods and its consolidated Subsidiaries (i) as of and for the fiscal year ended December 31, 2020, reported on by Freidman LLP, and (ii) as of and for the portion of the fiscal year ended January 31, 2022, certified by its Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of HF Foods and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments (all of which, when taken as a whole, would not be materially adverse) and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) [Reserved]. (c) B&R Realty has heretofore furnished to the Administrative Agent its consolidated and consolidating balance sheet and statements of income, members' equity and cash flows (i) as of and for the fiscal year ended December 31, 2020, certified by its Financial Officer and (ii) as of and for the one fiscal month period ended January 31, 2022, certified by its Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations -85-

and cash flows of B&R Realty and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to the absence of footnotes. (d) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on (i) HF Foods and its Subsidiaries since December 31, 2020 or (ii) B&R Realty and its Subsidiaries, since December 31, 2020. SECTION 3.05 Properties. (a) As of the date of this AgreementFifth Amendment Closing Date, Schedule 3.05 sets forth the address of each parcel of real property that is owned or leased by any Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. Each of the Loan Parties and each of its Subsidiaries has good and indefeasible title to, or valid leasehold interests in, all of its real and personal property, free of all Liens except for those which failure of such title or leasehold interest, individually or in the aggregate, would not reasonably have a Material Adverse Effect and except those permitted by Section 6.02. (b) Each Loan Party and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, a correct and complete list of which, as of the date of this AgreementFifth Amendment Closing Date, is set forth on Schedule 3.05, and the use thereof by each Loan Party and each Subsidiary does not infringe in any material respect upon the rights of any other Person, and each Loan Party's and each Subsidiary's rights thereto are not subject to any licensing agreement or similar arrangement. SECTION 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any Loan Document or the Transactions. (b) Except for the Disclosed Matters (i) no Loan Party or any Subsidiary has received notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party or any Subsidiary (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has become subject to any Environmental Liability, (C) has received notice of any claim with respect to any Environmental Liability or (D) knows of any basis for any Environmental Liability. (c) Since the date of this AgreementFifth Amendment Closing Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect. SECTION 3.07 Compliance with Laws and Agreements; No Default. Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Subsidiary is in compliance with (a) all Requirements of Law -86-

applicable to it or its property and (b) all indentures, agreements and other instruments binding upon it or its property. No Default has occurred and is continuing. SECTION 3.08 Investment Company Status. No Loan Party or any Subsidiary is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.09 Taxes. Each Loan Party and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not be expected to result in a Material Adverse Effect. No Liens have been filed and no claims are being asserted with respect to any such taxes. SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $50,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87 or subsequent recodification thereof, as applicable) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $50,000 the fair market value of the assets of all such underfunded Plans. SECTION 3.11 Disclosure. (a) The Loan Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party or any Subsidiary is subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date. (b) As of the Effective Date, to the best knowledge of each Loan Party, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all respects. SECTION 3.12 Material Agreements. All Material Agreements to which any Loan Party is a party or is bound as of the date of this AgreementFifth Amendment Closing Date are listed on Schedule 3.12. No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any Material Agreement to which it is a party or (b) any agreement or instrument evidencing or governing Indebtedness. -87-

SECTION 3.13 Solvency. (a) Immediately after the effectiveness of this Agreement and the consummation of the Transactions to occur on the Effective Date, (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) no Loan Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date. (b) No Loan Party intends to, nor will permit any Subsidiary to, and no Loan Party believes that it or any Subsidiary will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary. SECTION 3.14 Insurance. Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the EffectiveFifth Amendment Closing Date. As of the EffectiveFifth Amendment Closing Date, all premiums in respect of such insurance have been paid. Each Loan Party maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. SECTION 3.15 Capitalization and Subsidiaries. Schedule 3.15 sets forth (a) a correct and complete list of the name and relationship to the Loan Parties of each Subsidiary, (b) a true and complete listing of each class of each Loan Party's authorized Equity Interests, all of which issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.15, and (c) the type of entity of each Loan Party and each of its Subsidiaries. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of any Loan Party to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of membership interests or units, capital stock or other Equity Interests of any Loan Party. SECTION 3.16 Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral. SECTION 3.17 Employment Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties and their -88-

Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary. SECTION 3.18 Margin Regulations. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) will be Margin Stock. SECTION 3.19 Use of Proceeds. The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.08. SECTION 3.20 No Burdensome Restrictions. No Loan Party is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.10. SECTION 3.21 Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective managers, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective managers, officers and directors and, to the knowledge of such Loan Party, its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Loan Party being designated as a Sanctioned Person. None of (a) any Loan Party, any Subsidiary or, to the knowledge of any such Loan Party or Subsidiary, any of their respective managers, directors, officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions. SECTION 3.22 Affiliate Transactions. Except as set forth on Schedule 3.22, as of the date of this AgreementFifth Amendment Closing Date, there are no existing or proposed agreements, arrangements, understandings or transactions between any Loan Party and any of the officers, members, managers, directors, employees or Related Entities of any Loan Party or any members of their respective immediate families. SECTION 3.23 Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of managers, board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (a) successful operations of each of the other Loan Parties and (b) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be -89-

executed by such Loan Party is within its purpose, in furtherance of its direct and/or indirect business interests, will be of direct and/or indirect benefit to such Loan Party, and is in its best interest. SECTION 3.24 Holding Companies. Each of B&R, HF Foods and HF Holding is a holding company that does not conduct any business, own any material assets or have any material liabilities, other than (i) ownership of the Equity Interests of its Subsidiaries, (ii) its obligations under the Loan Documents, (iii) maintenance of its existence, (iv) the leasing of executive office space and the engagement of services related to its corporate management functions, (v) obligations (x) as a tenant under any real property lease in the ordinary course of business or (y) in respect of a Guarantee by B&R, HF Foods or HF Holding of the obligations of another Loan Party acting as tenant under any real property lease in the ordinary course of business, (vi) obligations (x) as a debtor in respect of any Indebtedness permitted under Section 6.01(e) or (y) in respect of a Guarantee by B&R, HF Foods or HF Holding of the Indebtedness of another Loan Party to the extent such Indebtedness of such Loan Party is permitted under Section 6.01(e). SECTION 3.25 Agricultural Matters. The Working Capital Borrowers have previously delivered to the Administrative Agent copies of all notifications received by any Loan Party, whether pursuant to the UCC, the FSA, PACA, State Agricultural Laws or otherwise, and whether sent by a seller of any "farm products" (as defined in the FSA), a lender to such seller, the Secretary of State of any State or any other Person, of any FSA Lien or State Agricultural Lien or the imposition of a PACA Trust. The Loan Parties have complied with all payment instructions contained in any such notifications. As of the date of this AgreementFifth Amendment Closing Date, the Loan Parties purchase farm products only from Persons located in the States set forth on Schedule 3.25 and only from the Persons listed on such Schedule 3.25 (which list includes the address of each such Person, as well as an explanation of whether such Person is a producer of farm products, a cooperative, a broker, a distributor or otherwise). The Working Capital Borrowers agree to promptly inform the Administrative Agent if any Loan Party purchases farm products from Persons located in any additional States and to update such Schedule 3.25 to reflect any other changes to the information contained therein. No Loan Party has received any notice of non-payment or notice of dishonored checks from any Person from whom such Loan Party has purchased farm products. No Loan Party has received notice (written or otherwise) from any producer, unpaid seller, supplier or agent indicating such Person's intent to preserve the benefits of the trust created under any PACA or any State Agricultural Laws, nor has any action been commenced by (i) any beneficiary of any trust created under PACA or any State Agricultural Laws to enforce payment from such trust, or (ii) any Governmental Authority against any Loan Party to enforce payment from a trust created under PACA or any State Agricultural Lien Statute. No Loan Party is required to maintain any licenses, and does not presently maintain any licenses, under any the FSA, PACA or any State Agricultural Laws. SECTION 3.26 [Reserved]. SECTION 3.27 [Reserved]. SECTION 3.28 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. SECTION 3.29 Plan Assets; Prohibited Transactions. No Loan Party or any of its Subsidiaries is an entity deemed to hold "plan assets" (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will -90-

give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. SECTION 3.30 Possible Financial Statement Restatement. Notwithstanding anything to the contrary contained herein, the Administrative Agent and the Lenders hereby (i) acknowledge and agree that the Loan Parties have previously disclosed to the Administrative Agent and the Lenders that the 2019 annual financial statements of HF Foods may be restated to include the results and operations of B&R Realty in the event that B&R Realty is determined to be a "variable interest entity" with respect to HF Foods (the "2019 Financial Statement Restatement"), and (ii) provided that the 2019 Financial Statement Restatement does not otherwise result in or reflect a Material Adverse Effect, hereby waive any and all Events of Default that may arise directly or indirectly as a result of the 2019 Financial Statement Restatement. ARTICLE IV Conditions. SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) Credit Agreement and Other Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, (ii) either (A) a counterpart of each other Loan Document signed on behalf of each party thereto or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page thereof) that each such party has signed a counterpart of such Loan Document and (iii) such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender, all in form and substance satisfactory to the Administrative Agent and its counsel. (b) Projections. The Administrative Agent shall have received updated consolidated projected monthly income statements, balance sheets and cash flows of HF Foods and its Subsidiaries, including Great Wall Virginia, for the period beginning on March 1, 2022 and ending on December 31, 2022. (c) Closing Certificates; Certified Certificates of Organization; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its board of managers or directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of each Borrower, its Financial Officers, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a good standing certificate for each Loan Party from its jurisdiction of -91-

organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction. (d) No Default Certificate. The Administrative Agent shall have received a certificate, signed by the Financial Officer of HF Foods, dated as of the Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in the Loan Documents are true and correct as of such date, and (iii) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent. (e) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower Representative to the Administrative Agent on or before the Effective Date. (f) Solvency. The Administrative Agent shall have received a solvency certificate signed by the Financial Officer of HF Foods dated the Effective Date. (g) Real Estate. The Real Estate Borrowers shall have delivered to the Administrative Agent with respect to each Mortgage in existence as of the Effective Date, each in form and substance reasonably satisfactory to the Administrative Agent: (i) an amendment to such Mortgage, (ii) a date down endorsement to the title insurance policy relating to each such Mortgage, (iii) if any such real property is located in an area identified by the Federal Emergency Management Agency as a "special flood hazard area" with respect to which flood insurance has been made available pursuant to applicable laws, a flood notification form executed by the applicable Real Estate Borrower and evidence that flood insurance is in place for the building and contents in compliance with all applicable laws and this Agreement, and (iv) such other items as the Administrative Agent shall require in connection with such Mortgages. (h) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 5.10 hereof and Section 4.12 of the Security Agreement. (i) Appraisals. The Administrative Agent shall have received appraisals of the Eligible Real Property, in each case from one or more firms satisfactory to the Administrative Agent, which appraisals shall be satisfactory to the Administrative Agent in its sole discretion. (j) Opinions of Counsel. The Administrative Agent shall have received written opinions of counsel to each Loan Party, addressed to the Administrative Agent and the Lenders, each in form and substance satisfactory to the Administrative Agent and its counsel. (k) USA PATRIOT Act, Etc. (i) The Administrative Agent shall have received, at least five (5) days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least ten (10) days prior to the Effective Date, and (ii) to the extent any Borrower qualifies as a "legal entity customer" under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrowers at least ten (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to each Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by -92-

such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied). (l) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested. The Administrative Agent shall notify the Borrower Representative, the Lenders and the Issuing Bank of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., Chicago time, on the 5th Business Day following the date of this Agreement (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time). SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct with the same effect as though made on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date). (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, (i) no Default shall have occurred and be continuing and (ii) no Protective Advance shall be outstanding. (c) After giving effect to any Revolving Borrowing or the issuance, amendment, renewal or extension of any Letter of Credit, Availability shall not be less than zero. Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by each Loan Party on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section. ARTICLE V Affirmative Covenants. Until all of the Secured Obligations have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that: SECTION 5.01 Financial Statements; Borrowing Base and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender: (a) within 120 days after the end of each fiscal year of HF Foods, its audited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized standing (without a "going concern" or like qualification, commentary or exception and without any -93-

qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of HF Foods and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, accompanied by any management letter prepared by said accountants; provided, that notwithstanding the foregoing, in the event that HF Foods is required to restate its 2020 and 2021 financial statements in connection with accounting issues related to the merger of B&R Merger Sub Inc. and B&R, the audited financial statements of HF Foods for the fiscal year ended December 31, 2021 and the 10-K filing of HF Foods for the fiscal year ended December 31, 2021, shall be delivered within 180 days after the SEC has notified HF Foods that such financial statements must be restated, but in any event, no more than 210 days after the Effective Date; (b) within forty-five (45) days after the end of each of fiscal quarters of HF Foods, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Borrower Representative as presenting fairly in all material respects the financial condition and results of operations of HF Foods and its Consolidated Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments; provided, that such financial statements shall be delivered regardless of whether HF Foods is contemporaneously filing a form 10-q statement relative to such fiscal quarter; (c) within thirty (30) days after the end of each fiscal month of HF Foods, other than the last month of a fiscal quarter, its unconsolidated balance sheet and related statements of operations, as of the end of and for such fiscal month and the then elapsed portion of the fiscal year; (d) [reserved]; (e) [reserved]; (f) concurrently with any delivery of financial statements under clause (a) or (b) above with respect to a fiscal month that is the last fiscal month of a fiscal quarter, a Compliance Certificate executed by the Financial Officer of Borrower Representative, (i) certifying, in the case of the financial statements delivered under clause (b), as presenting fairly in all material respects the financial condition and results of operations of HF Foods and its Consolidated Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.13, and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (g) within 30 days after the beginning of each fiscal year of HF Foods, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of HF Foods and its Subsidiaries for each month of the upcoming fiscal year (the "Projections") in form and detail reasonably satisfactory to the Administrative Agent; (h) within 30 days of the end of each calendar month or within 3 days of the end of each week in the event that Availability falls below the greater of (i) $15,625,000 and (ii) 12.5% of the Aggregate Revolving Commitment, and at such other times as may be necessary to re-determine Availability or as requested by the Administrative Agent, as of the period then ended, a Borrowing -94-

Base Certificate and supporting information in connection therewith, together with any additional reports with respect to the Borrowing Base as the Administrative Agent may reasonably request; provided, that unless otherwise reasonably required by the Administrative Agent, weekly Borrowing Base Certificates shall contain only updated information with respect to Eligible Accounts; (i) together with each Borrowing Base Certificate delivered pursuant to clause (h), as of the period then ended, all delivered electronically in a text formatted file acceptable to the Administrative Agent (not in Adobe *.pdf file): (i) a detailed aging of the Working Capital Borrowers' Accounts, including all invoices aged by invoice date and due date (with an explanation of the terms offered), prepared in a manner reasonably acceptable to the Administrative Agent, together with a summary specifying the name, address, and balance due for each Account Debtor; (ii) a schedule detailing the Working Capital Borrowers' Inventory, in form satisfactory to the Administrative Agent, (1) by location (showing Inventory in transit, any Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (raw material, work-in-process and finished goods), by product type, and by volume on hand, which Inventory shall be valued at the lower of cost (determined on a first-in, first-out basis) or market and adjusted for Reserves as the Administrative Agent has previously indicated to the Borrower Representative are deemed by the Administrative Agent to be appropriate, and (2) including a report of any variances or other results of Inventory counts performed by the Working Capital Borrowers since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by Borrowers and complaints and claims made against the Working Capital Borrowers); (iii) a worksheet of calculations prepared by the Working Capital Borrowers to determine Eligible Accounts and Eligible Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Inventory and the reason for such exclusion; (iv) a reconciliation of the Working Capital Borrowers' Accounts and Inventory between (A) the amounts shown in the Working Capital Borrowers' general ledger and financial statements and the reports delivered pursuant to clauses (i) and (ii) above and (B) the amounts and dates shown in the reports delivered pursuant to clauses (i) and (ii) above and the Borrowing Base Certificate delivered pursuant to clause (h) above as of such date; (v) a reconciliation of the loan balance per the Working Capital Borrowers' general ledger to the loan balance under this Agreement; and (vi) a schedule and aging of the Working Capital Borrowers' accounts payable, delivered electronically in a text formatted file acceptable to the Administrative Agent; (j) promptly upon the Administrative Agent's request: (i) copies of invoices issued by the Working Capital Borrowers in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto; -95-

(ii) copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory or Equipment purchased by any Loan Party; (iii) a schedule detailing the balance of all intercompany accounts of the Loan Parties; (iv) an updated customer list for the Working Capital Borrowers and their Subsidiaries, which list shall state the customer's name, mailing address and phone number, delivered electronically in a text formatted file acceptable to the Administrative Agent and certified as true and correct by a Financial Officer of the Borrower Representative; (v) the Working Capital Borrowers' sales journal, cash receipts journal (identifying trade and non-trade cash receipts) and debit memo/credit memo journal; (vi) copies of all Tax returns filed by any Loan Party with the IRS; and (vii) a certificate of good standing or the substantive equivalent available in the jurisdiction of incorporation, formation or organization for each Loan Party from the appropriate governmental officer in such jurisdiction; (k) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by any Borrower to its shareholders generally, as the case may be; (l) promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that any Loan Party or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that any Loan Party or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if any Loan Party or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the applicable Loan Party or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; (m) promptly following any request therefor, (i) such other information regarding the operations, assets, liabilities, changes in ownership of Equity Interests, business affairs and financial condition of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may reasonably request and (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable "know your customer" and anti-money laundering rule and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation; and (n) promptly after receipt thereof by any Borrower or any Subsidiary, copies of each notice or other correspondence received from the SEC concerning any investigation or possible investigation or other inquiry by the SEC regarding financial or other operational results of any Borrower or any Subsidiary thereof. Documents required to be delivered pursuant to Section 5.01(a), (b) or (n) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if -96-

so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on a Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower Representative, the Borrower Representative shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower Representative shall notify the Administrative Agent and each Lender (by fax or through an Electronic System) of the posting of any such documents and provide to the Administrative Agent through an Electronic System electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents to it and maintaining its copies of such documents. SECTION 5.02 Notices of Material Events. The Borrower Representative will furnish to the Administrative Agent and each Lender prompt (but in any event within any time period that may be specified below) written notice of the following: (a) the occurrence of any Default; (b) receipt of any notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened against any Loan Party or any Subsidiary that (i) seeks damages in excess of $2,500,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets and involves an amount in excess of $2,500,000, (iv) alleges criminal misconduct by any Loan Party or any Subsidiary, (v) alleges the violation of, or seeks to impose remedies under, any Environmental Law or related Requirement of Law, or seeks to impose Environmental Liability, (vi) asserts liability on the part of any Loan Party or any Subsidiary in excess of $2,500,000 in respect of any tax, fee, assessment, or other governmental charge, or (vii) involves any product recall; (c) any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral with an value or in an amount in excess of $1,000,000; (d) any loss, damage, or destruction to the Collateral in the amount of $1,000,000 or more, whether or not covered by insurance; (e) within two (2) Business Days of receipt thereof, any and all default notices received under or with respect to any leased location or public warehouse where Collateral with a value in excess of $1,000,000 is located; (f) all material amendments to any Material Agreement, together with a copy of each such amendment, if such amendment could reasonably be determined to be materially disadvantageous to the Lenders; (g) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their Subsidiaries in an aggregate amount exceeding $2,500,000; (h) within five Business Days following receipt thereof, copies of all notifications received by any Loan Party, whether pursuant to the UCC, the FSA, PACA or a State Agricultural Law, -97-

or otherwise, and whether sent by a seller of farm products, a lender to such seller, the Secretary of State of any state or any other Person (including, without limitation, a broker or other third party intermediary), of any FSA Lien or a State Agricultural Lien, or the imposition of a PACA Trust; and at such times as may be requested by the Administrative Agent, a report regarding the total amount of outstanding payables with respect to farm and agricultural products purchased by the Loan Parties, separately showing amounts owing to each supplier and identifying the location and state of each such supplier, whether with respect to farm products purchased directly by a Loan Party or through a third party intermediary; (i) any other development that results, or could reasonably be expected to result in, a Material Adverse Effect; (j) any material change in accounting or financial reporting practices by any Loan Party of any Subsidiary that is not otherwise required to be disclosed in a filing with the SEC; and (k) any change in the information provided in the Beneficial Ownership Certification delivered to the Administrative Agent that would result in a change to the list of beneficial owners identified in such certification. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03, and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted. SECTION 5.04 Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities and obligations, including Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; provided, however, that each Loan Party will, and will cause each Subsidiary to, remit withholding taxes and other payroll taxes to appropriate Governmental Authorities as and when claimed to be due, notwithstanding the foregoing exceptions. SECTION 5.05 Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted. SECTION 5.06 Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (b) permit any representatives designated by the Administrative Agent or any Lender (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers, agents and appraisers retained by the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, to -98-

conduct at such Loan Party's premises field examinations of such Loan Party's assets, liabilities, books and records, including examining and making extracts from its books and records, environmental assessment reports and Phase I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. Each Loan Party acknowledges that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties' assets for internal use by the Administrative Agent and the Lenders. The Loan Parties shall be responsible for the costs and expenses of one field examination, per location, during any 12-month period (in addition to the separate field examinations of Great Wall Illinois, Great Wall Texas and Great Wall Virginia conducted after the consummation of the Great Wall Virginia Acquisition, as required pursuant to Section 5.18); provided, that the Loan Parties shall be responsible for the costs and expenses of all field examinations conducted while a Default is in existence. SECTION 5.07 Compliance with Laws and Material Contractual Obligations. Each Loan Party will, and will cause each Subsidiary to, (a) comply with each Requirement of Law applicable to it or its property (including without limitation Environmental Laws, the FSA, the PACA and State Agricultural Laws) and (b) perform in all material respects its obligations under Material Agreements to which it is a party, except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective managers, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.08 Use of Proceeds. (a) The proceeds of the Loans and the Letters of Credit will be used after the Effective Date for working capital and general corporate purposes in the ordinary course of business, including without limitation to pay the purchase of price of the Great Wall Virginia Acquisition and other Permitted Acquisitions, and to make payments on the B&R Realty Seller Note to the extent permitted by the B&R Realty Subordination Agreement. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, (A) for any purpose that entails a violation of any of the regulations of the Federal Reserve Board, including Regulations T, U and X or (B) to make any Acquisition other than a Permitted Acquisition. (b) No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its and their respective managers, directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.09 Accuracy of Information. The Loan Parties will ensure that any information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder (as modified or supplemented by other information so furnished) contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Borrowers on the date thereof as to the matters specified in this Section; provided that, with -99-

respect to projected financial information, the Loan Parties will only ensure that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. SECTION 5.10 Insurance. (a) Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (i) insurance in such amounts (with no greater risk retention) and against such risks (including, without limitation: loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (ii) all insurance required pursuant to the Collateral Documents. The Borrowers will furnish to the Administrative Agent, upon request of the Administrative Agent, but no less frequently than annually, information in reasonable detail as to the insurance so maintained. (b) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a "Special Flood Hazard Area", the applicable Loan Party shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a "Special Flood Hazard Area"). The amount of flood insurance required by this Section shall be in an amount equal to the lesser of the Commitment or the total replacement cost value of the improvements. (c) Except to the extent otherwise agreed to in writing by Administrative Agent in its sole discretion, each applicable Loan Party or Subsidiary will maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company, earthquake insurance for each Seismic Risk Property in an amount acceptable to the Lender, based on the PML Report for such Seismic Risk Property, and with deductible amounts acceptable to the Administrative Agent, together with seismic business interruption insurance coverage acceptable to the Administrative Agent. The Borrowers will furnish to the Administrative Agent information in reasonable detail as to the insurance so maintained. (d) All insurance policies required hereunder or under this Section 5.10 shall name the Administrative Agent as an additional insured or as lender loss payee, as applicable, and shall contain lender loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Administrative Agent, which provide that: (i) all proceeds thereunder with respect to any Collateral, including without limitation any proceeds of earthquake insurance, shall be payable to the Administrative Agent; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and lender loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least 30 days prior written notice given to the Administrative Agent. (e) All premiums on such insurance shall be paid when due, and copies of the policies delivered to the Administrative Agent. If a Loan Party fails to obtain any insurance as required by this Section 5.10, the Administrative Agent may obtain such insurance at the Borrowers' expense. By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from the applicable Loan Party's failure to maintain such insurance or pay any premiums therefor. SECTION 5.11 Casualty and Condemnation. The Borrower Representative will (a) furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or -100-

by condemnation or similar proceeding and (b) ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents. SECTION 5.12 Appraisals. At any time that the Administrative Agent requests, each Loan Party will, and will cause each Subsidiary to, provide the Administrative Agent with appraisals or updates thereof of its Inventory from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent, such appraisals and updates to include, without limitation, information required by any applicable Requirement of Law. The Loan Parties shall be responsible for the costs and expenses of one (1) Inventory appraisal during any 12-month period (in addition to the separate appraisals of the Inventory of Great Wall Illinois, Great Wall Texas and Great Wall Virginia conducted after the consummation of the Great Wall Virginia Acquisition, as required pursuant to Section 5.18). The Loan Parties shall be responsible for the costs and expenses of any real property appraisals required pursuant to any applicable Requirement of Law, in addition to the real property appraisals conducted prior to the Effective Date of the real property of the Real Estate Borrowers. Additionally, there shall be no limitation on the number or frequency of Inventory and real property appraisals conducted while a Default is in existence, and the Loan Parties shall be responsible for the costs and expenses of such appraisals. SECTION 5.13 Depository Banks. Each Borrower and each Subsidiary will maintain the Administrative Agent as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, investment and other deposit accounts for the conduct of its business. SECTION 5.14 Additional Collateral; Further Assurances. (a) Subject to any applicable Requirement of Law, each Loan Party will cause each Domestic Subsidiary in existence on the Effective Date, other than an Excluded Subsidiary, and each Domestic Subsidiary formed or acquired after the Effective Date, other than an Acquired Majority Owned Subsidiary, to become a Loan Party by executing a Joinder Agreement. In connection therewith, the Administrative Agent shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries as may be required to comply with the applicable "know your customer" rules and regulations, including the USA Patriot Act. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral, including any parcel of real property located in the U.S. owned by any Loan Party, other than real property subject to financing on the Effective Date that is permitted under Section 6.01. (b) Each Loan Party will cause (i) 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries (other than an Excluded Subsidiary or an Acquired Majority Owned Subsidiary) and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2) in each Foreign Subsidiary directly owned by such Loan Party or any Domestic Subsidiary to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request. (c) Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary (other than an Excluded Subsidiary or an Acquired Majority Owned Subsidiary) to, execute -101-

and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by any Requirement of Law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Loan Parties. (d) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien under the Security Agreement upon acquisition thereof), the Borrower Representative will (i) notify the Administrative Agent and the Lenders thereof and, if requested by the Administrative Agent or the Required Lenders, cause such assets to be subjected to a Lien securing the Secured Obligations and (ii) take, and cause each applicable Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties. SECTION 5.15 Receivables. (a) Certain Agreements on Receivables. No Loan Party will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, the Loan Parties may reduce the amount of Accounts arising from the sale of Inventory in accordance with their present policies and in the ordinary course of business. (b) Collection of Receivables. Except as otherwise provided in this Agreement or the Security Agreement, each Loan Party will collect and enforce, at the Loan Party's sole expense, all amounts due or hereafter due to such Loan Party under the Receivables. (c) Delivery of Invoices. The Borrowers will deliver to the Administrative Agent immediately upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account of the Loan Parties bearing such language of assignment as the Administrative Agent shall specify. (d) Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable exists or (ii) if, to the knowledge of any Loan Party, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, the applicable Borrower will promptly disclose such fact to the Administrative Agent in writing, if such dispute, setoff, claim, counterclaim or defense exceeds, or seeks damages or setoff in an amount in excess of $1,000,000. The applicable Borrower shall send the Administrative Agent a copy of each credit memorandum in excess of $1,000,000 as soon as issued by any Loan Party, and the Borrowers shall promptly report each credit memo and each of the facts required to be disclosed to the Administrative Agent in accordance with this Section 5.15(d) on the Borrowing Base Certificates delivered hereunder. SECTION 5.16 Inventory and Equipment. (a) Maintenance of Goods. Each Loan Party will do all things necessary to maintain, preserve, protect and keep its Inventory and Equipment in good repair and working and -102-

saleable condition, except for damaged or defective goods arising in the ordinary course of the Loan Party's business and except for ordinary wear and tear in respect of its Equipment. (b) Returned Inventory. If an Account Debtor returns any Inventory to a Loan Party when no Event of Default exists, then such Loan Party shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Borrowers shall immediately report to the Administrative Agent any return involving an amount in excess of $1,000,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to a Loan Party when an Event of Default exists, such Loan Party, upon the request of the Administrative Agent, shall: (i) hold the returned Inventory in trust for the Administrative Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Administrative Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Administrative Agent's prior written consent. All returned Inventory shall be subject to the Administrative Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory. (c) Inventory Count; Perpetual Inventory System. Each Loan Party will conduct sufficient physical cycle counts of the Inventory of such Loan Party in order to render unqualified opinions on its financial statements in accordance with the terms of the Credit Agreement. Unless waived by the Administrative Agent, each Loan Party will maintain at all times a reporting system, in form and substance satisfactory to Administrative Agent, to report Inventory values to Administrative Agent. (d) Equipment. Each Loan Party shall promptly inform the Administrative Agent of any additions to or deletions from the Equipment which individually exceed $1,000,000. Each Loan Party shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Administrative Agent does not have a Lien. Each Loan Party will not, without the Administrative Agent's prior written consent, alter or remove any identifying symbol or number on any of such Loan Party's Equipment constituting Collateral. SECTION 5.17 Agricultural Matters. Each applicable Loan Party shall promptly register as a buyer of farm products with the office of the Secretary of State or such other designated office of each State that maintains a central filing system under the FSA and from which such Loan Party purchases farm products produced in such State. Each Loan Party will comply with all payment instructions imposed on such Loan Party in any notification received by such Loan Party, whether pursuant to the UCC, the FSA, PACA, State Agricultural Law, or otherwise, and whether sent by a seller of farm products, a lender to such seller, the Secretary of State of any state or any other Person, of any FSA Lien or State Agricultural Lien or the imposition of a PACA Trust. Each Loan Party shall pay each of its invoices from vendors and suppliers of farm products in a manner and within a time period consistent with such Loan Party's past practices, except for invoices being contested in good faith by appropriate proceedings and as to which adequate reserves have been taken in accordance with GAAP. SECTION 5.18 Post-Closing Covenant. Each applicable Loan Party shall deliver each item designated as "Post-Closing" on the Closing Checklist attached hereto as Exhibit G on or before the date specified therefor on such Closing Checklist (or such later date as may be agreed to by Administrative Agent in its sole discretion), each of which shall be in form and substance satisfactory to Administrative Agent. -103-

ARTICLE VI Negative Covenants. Until all of the Secured Obligations have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that: SECTION 6.01 Indebtedness. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except: (a) the Secured Obligations; (b) Indebtedness existing on the date hereofFifth Amendment Closing Date and set forth in Schedule 6.01 and any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof; (c) Indebtedness of any Borrower to any Subsidiary and of any Subsidiary to any Borrower or any other Subsidiary, provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to any Borrower or any other Loan Party shall be subject to Section 6.04 and (ii) Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent; (d) Guarantees by any Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of any Borrower or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by any Borrower or any other Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (iii) Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations; (e) on and after the Effective Date, Indebtedness of any Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) below, so long as, on a pro forma basis after giving effect to the incurrence of such Indebtedness each Payment Condition is satisfied; provided that such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement; (f) Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the "Refinance Indebtedness") of any of the Indebtedness described in clauses (b), (e), (i), (j) and (l) hereof (such Indebtedness being referred to herein as the "Original Indebtedness"); provided that (i) such Refinance Indebtedness does not increase the principal amount or interest rate of the Original Indebtedness, (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Subsidiary, (iii) no Loan Party or any Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness, (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness, (v) the terms of such Refinance Indebtedness are not less favorable to the obligor thereunder than the original terms of such Original Indebtedness and (vi) if such Original Indebtedness was subordinated in right of payment to the Secured -104-

Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to such Original Indebtedness; (g) Indebtedness owed to any Person providing workers' compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (h) Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business; (i) Subordinated Indebtedness in an aggregate principal amount not exceeding $10,000,000 at any time outstanding; (j) Indebtedness of any Person that becomes a Loan Party after the date hereof in connection with a Permitted Acquisition or that is assumed by a Loan Party in connection with a Permitted Acquisition; provided that (i) such Indebtedness exists at the time such Permitted Acquisition is consummated and is not created in contemplation of or in connection therewith, and (ii) the aggregate principal amount of Indebtedness permitted by clause (i) above, together with any Refinance Indebtedness in respect thereof permitted by Section 6.01(f) (it being understood that Indebtedness under clause (i) above shall constitute "Original Indebtedness" for purposes of Section 6.01(f)), shall not exceed $5,000,000 at any time outstanding; (k) other unsecured Indebtedness in an aggregate principal amount not exceeding $5,000,000 at any time outstanding; (l) the Chase Equipment Debt; (m) [reserved]; (n) the NSFD 33rd Avenue Mortgage Debt and NSFD 31st Avenue Mortgage Debt; (o) the Han Feng Mortgage Debt; (p) the R&N Holdings Mortgage Debt; (q) [reserved]; (r) the HG Realty Mortgage Debt; (s) the R&N Charlotte Mortgage Debt; (t) Indebtedness owing under the B&R Realty Seller Note so long as such Indebtedness remains subordinated to the Obligations pursuant to and in accordance with the B&R Realty Subordination Agreement; (u) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case incurred in the ordinary course of business; -105-

(v) Indebtedness representing deferred compensation to employees incurred in the ordinary course of business; (w) Indebtedness consisting of any purchase price adjustment, earnout or deferred payment of a similar nature incurred by any Loan Party or Subsidiary in connection with any Permitted Acquisition or other Investment permitted hereunder; (x) overdrafts paid within five Business Days; (y) all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in the other clauses of this Section 6.01; (z) obligations under Swap Agreements that are entered into to hedge or mitigate risks to which any Loan Party or any Subsidiary has actual or anticipated exposure (other than in respect of Equity Interests or Indebtedness of any Loan Party or any Subsidiary) or to cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) or exchange rates with respect to any interest bearing or non-Dollar denominated liability or Investment of any Loan Party or any Subsidiary, and not for speculative purposes; and (aa) Indebtedness of Excluded Subsidiaries in an aggregate principal amount not to exceed $5,000,000 at any time outstanding. SECTION 6.02 Liens. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except: (a) Liens created pursuant to any Loan Document; (b) Permitted Encumbrances; (c) any Lien on any property or asset of any Borrower or any Subsidiary existing on the date hereofFifth Amendment Closing Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of such Borrower or Subsidiary or any other Borrower or Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (d) Liens on fixed or capital assets acquired, constructed or improved by any Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of such Borrower or Subsidiary or any other Borrower or Subsidiary; (e) any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by any Loan Party or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Loan Party after the date hereof prior to the time such Person becomes a Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Loan Party, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Loan Party and (iii) such Lien shall secure only -106-

those obligations which it secures on the date of such acquisition or the date such Person becomes a Loan Party, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (f) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon; (g) Liens arising out of Sale and Leaseback Transactions permitted by Section 6.06; (h) Liens granted by a Subsidiary that is not a Loan Party in favor of any Borrower or another Loan Party in respect of Indebtedness owed by such Subsidiary; (i) Liens securing the Chase Equipment Debt; (j) [reserved]; (k) Liens on the NSFD 33rd Avenue Real Estate securing the NSFD 33rd Avenue Mortgage Debt and Liens on the NSFD 31st Avenue Real Estate securing the NSFD 31st Avenue Mortgage Debt; (l) Liens on the R&N Holdings Real Estate securing the Han Feng Mortgage Debt and the R&N Holdings Mortgage Debt; (m) [reserved]; (n) Liens on the HG Realty Real Estate securing the HG Realty Mortgage Debt; (o) Liens on the R&N Charlotte Real Estate securing the R&N Charlotte Mortgage Debt; (p) licenses, sublicenses, leases and subleases entered into in the ordinary course of business that do not interfere in any material respect with the business of any Loan Party or Subsidiary; (q) any interest or title of a lessor or sublessor under leases and subleases permitted hereunder; (r) customary rights of setoff upon cash deposits and other Liens originating solely by virtue of any statutory or common law provision relating to bankers liens, rights of setoff or similar rights in favor of banks or other depository institutions, and not securing any Indebtedness; and (s) Liens solely on cash earnest money deposits made by any Loan Party or Subsidiary in connection with any letter of intent or purchase agreement in respect of any Permitted Acquisition or other Investment permitted hereunder. Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 6.02 may at any time attach to any Loan Party's (1) Accounts, other than those permitted under clause (a) of the definition of Permitted Encumbrances and clauses (a) and (h) above and (2) Inventory, other than those permitted under clauses (a) and (b) of the definition of Permitted Encumbrances and clauses (a) and (h) above. -107-

SECTION 6.03 Fundamental Changes. (a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or otherwise Dispose of all or any substantial part of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Subsidiary of any Borrower (other than an Excluded Subsidiary) may merge into a Borrower in a transaction in which such Borrower is the surviving entity, (ii) any Loan Party (other than a Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, (iii) any Guarantor may liquidate or dissolve so long as any remaining assets of such Guarantor are transferred to another Loan Party concurrently with such liquidation or dissolution and (iv) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower which owns such Subsidiary determines in good faith that such liquidation or dissolution is in the best interests of such Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04. (b) No Loan Party will, nor will it permit any Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of Administrative Agent. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Administrative Agent as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.14 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents. (c) No Loan Party will, nor will it permit any Subsidiary (other than an Excluded Subsidiary) to, engage to any material extent in any business other than businesses of the type conducted by the Borrowers and their Subsidiaries on the date hereof and businesses similar, ancillary, complementary or otherwise reasonably related thereto, or that are a reasonable extension, development or expansion thereof, including (i) all activities and services pertaining to the acquisition, transportation, manufacture, production, processing, marketing, sale and distribution of food, food-related items and restaurant and kitchen supplies, both wholesale and retail and (ii) the leasing of owned real property by any Loan Party or Subsidiary to any other Loan Party or Subsidiary or to a third party. (d) None of B&R, HF Foods or HF Holding will engage in any business or activity, own any material assets or incur any material liabilities other than (i) ownership of the Equity Interests of its Subsidiaries, (ii) its obligations under the Loan Documents, (iii) maintenance of its existence, (iv) the leasing of executive office space and the engagement of services related to its corporate management functions, (v) obligations (x) as a tenant under any real property lease in the ordinary course of business or (y) in respect of a Guarantee by B&R, HF Foods or HF Holding of the obligations of another Loan Party acting as tenant under any real property lease in the ordinary course of business, (vi) obligations (x) as a debtor in respect of any Indebtedness permitted under Section 6.01(e) or (y) in respect of a Guarantee by B&R, HF Foods or HF Holding of the Indebtedness of another Loan Party to the extent such Indebtedness of such Loan Party is permitted under Section 6.01(e). (e) No Loan Party will, nor will it permit any Subsidiary to, change its fiscal year from the basis in effect on the Effective Date. (f) No Loan Party will change the accounting basis upon which its financial statements are prepared. -108-

(g) No Loan Party will change the tax filing elections it has made under the Code unless the Administrative Agent shall have received at least 30 days' prior written notice of such change. (h) No Loan Party will change its organization identification number, if any, issued by its state of incorporation or other organization unless the Administrative Agent shall have received at least 30 days' prior written notice of such change. (i) No Loan Party will change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least 15 days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent's security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent in any Collateral), provided that, any new location of incorporation or organization shall be in the continental U.S. SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any evidences of Indebtedness or Equity Interests or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except: (a) Permitted Investments, subject to Deposit Account Control Agreements in favor of the Administrative Agent for the benefit of the Secured Parties or otherwise subject to a perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties; (b) investments in existence on the date hereofFifth Amendment Closing Date and described in Schedule 6.04; (c) investments by the Borrowers and their Subsidiaries in Equity Interests in their respective Subsidiaries, provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Security Agreement (subject to the limitations applicable to Equity Interests of a Foreign Subsidiary, an Excluded Subsidiary or an Acquired Majority Owned Subsidiary referred to in Section 5.14) and (ii) Non Loan Party Contributions (A) may not be made unless immediately after giving effect to such investment, the Payment Condition is satisfied (provided, that for purposes of determining compliance with the Payment Condition in connection with the making of any Non Loan Party Contribution, Fixed Charges shall include the amount of such Non Loan Party Contribution and all other Non Loan Party Contributions, Non Loan Party Loans and Affiliate Loans made within the applicable period), (B) may not exceed $10,000,000 in the aggregate at any time outstanding (determined without regard to any write-downs or write-offs) and (C) shall be subject to the last paragraph of this Section 6.04; (d) loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary, provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Security Agreement, and (ii) Non Loan Party Loans (A) may not be made unless immediately after giving effect to such Non Loan Party Loan, the Payment Condition is satisfied (provided, that for purposes of determining compliance with the Payment Condition in connection with the making of any Non Loan Party Loan, Fixed Charges shall include the amount of such Non Loan Party Loan and all other Non Loan Party -109-

Contributions, Non Loan Party Loans and Affiliate Loans made within the applicable period), (B) may not exceed $10,000,000 at any time outstanding (determined without regard to any write-downs or write-offs) and (C) shall be subject to the last paragraph of this Section 6.04; (e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that Non Loan Party Guarantees (A) no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to such Non Loan Party Guarantee, (B) may not be secured by Liens on any assets of the Loan Parties, (C) may not exceed $20,000,000 in the aggregate at any time outstanding (determined without regard to any write-downs or write-offs) and (D) shall be subject to the last paragraph of this Section 6.04; (f) loans or advances made by a Loan Party to its employees on an arms-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $2,000,000 at any one time outstanding; (g) notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, consistent with past practices; (h) investments in the form of Swap Agreements permitted by Section 6.07; (i) investments of any Person existing at the time such Person becomes a Subsidiary of a Borrower or consolidates or merges with a Borrower or any of the Subsidiaries (including in connection with a permitted acquisition) so long as such investments were not made in contemplation of such Person becoming a Subsidiary or of such merger; (j) investments received in connection with Dispositions permitted by Section 6.05; (k) investments constituting deposits described in clauses (c) and (d) of the definition of the term "Permitted Encumbrances"; (l) Permitted Acquisitions; provided, that Permitted Acquisitions of Acquired Majority Owned Subsidiaries shall be subject to the last paragraph of this Section 6.04; (m) Affiliate Loans made by HF Foods after the Effective Date, provided that (i) any such Affiliate Loan shall be evidenced by a promissory note pledged pursuant to the Security Agreement, (ii) no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to such Affiliate Loan, (iii) immediately after giving effect to such Affiliate Loan, the Payment Condition is satisfied, (iv) if the Special Advance Amount is greater than zero, the Required Lenders have consented to such loan or advance, and (v) such Affiliate Loans shall be subject to the last paragraph of this Section 6.04; and (n) investments in or used to consummate joint ventures (but not Acquisitions); provided that (i) any Equity Interests held by a Loan Party in such joint venture shall be pledged pursuant to the Security Agreement (to the extent such pledge is not prohibited by the applicable joint venture agreement, partnership agreement or other similar agreement with respect to such joint venture) and (ii) the aggregate amount of investments made pursuant to this clause (n) shall not to exceed $5,000,000 at any time outstanding. Notwithstanding anything to the contrary contained herein, the sum of (1) the aggregate amount of Non Loan Party Contributions made during any 12 month period, (2) the aggregate amount of Non Loan Party Loans made during such 12 month period, (3) the aggregate Indebtedness guaranteed by Non Loan Party -110-

Guarantees made during such 12 month period, (4) the aggregate amount of Affiliate Loans made during such 12 month period and (5) the aggregate amount of the Total Consideration in connection with Permitted Acquisitions of Acquired Majority Owned Subsidiaries that have been consummated during such 12 month period (in each case in clauses (1)-(4), determined without regard to any write-downs or write-offs), shall not at any time exceed $40,000,000. SECTION 6.05 Asset Sales. No Loan Party will, nor will it permit any Subsidiary to, Dispose of any asset, including any Equity Interest owned by it, nor will any Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to another Borrower or another Subsidiary in compliance with Section 6.04), except: (a) Dispositions of (i) Inventory in the ordinary course of business and (ii) used, obsolete, worn out or surplus Equipment or property in the ordinary course of business; (b) Dispositions of assets to any Borrower or any Subsidiary, provided that any such Dispositions made to a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09; (c) Dispositions of Accounts in connection with the compromise, settlement or collection thereof; (d) Dispositions of Permitted Investments and other investments permitted by clauses (i) and (j) of Section 6.04; (e) Sale and Leaseback Transactions permitted by Section 6.06; (f) Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Borrower or any Subsidiary; (g) the use of cash in the ordinary course of business; (h) the leasing of owned real property by any Loan Party; provided, that if the owned real property so leased is Eligible Real Property, the lease shall be (i) collaterally assigned to the Administrative Agent as security for the Secured Obligations and (ii) subordinate to the Mortgage on such real property in favor of the Administrative Agent; (i) Dispositions of real property that is not Eligible Real Property, so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the aggregate fair market value of all such real property Disposed of in reliance upon this paragraph (i) shall not exceed $10,000,000 during any fiscal year of the Borrowers; (j) Dispositions of assets (other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold) that are not permitted by any other clause of this Section, so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the aggregate fair market value of all assets Disposed of in reliance upon this paragraph (j) shall not exceed $2,500,000 during any fiscal year of the Borrowers; (k) Permitted Charitable Contributions; and (l) the HG Realty Sale so long as (i) the HG Realty Sale is consummated on or prior to June 30, 2022 (or such later date as agreed to in writing by the Administrative Agent), (ii) no Default -111-

or Event of Default is in existence at the time of the consummation of the HG Realty Sale or would be caused thereby, and (iii) the HG Realty Sale is consummated pursuant to the terms of the HG Realty Sale Agreement in all material respects. provided that all Dispositions permitted hereby (other than those permitted by paragraphs (b) and (f) above) shall be made for fair value and for at least 75% cash consideration. For the avoidance of doubt, no loan by any Loan Party or Subsidiary to any other Loan Party or Subsidiary shall constitute a Disposition subject to the restrictions set forth in this Section 6.05. SECTION 6.06 Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a "Sale and Leaseback Transaction"), except for any such sale of any fixed or capital assets by any Borrower or any Subsidiary other than Eligible Real Property that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset. SECTION 6.07 Swap Agreements. No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests or Indebtedness of any Borrower or any of its Subsidiaries), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Borrower or any Subsidiary. SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness. (a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except: (i) HF Foods may declare and make dividends or distributions with respect to its Equity Interests payable solely in additional shares of its Equity Interests; (ii) so long as no Event of Default is then in existence or would be caused thereby, HF Foods may declare and make Restricted Payments with the Net Proceeds of a substantially concurrent issuance of new Equity Interests of HF Foods; (iii) so long as HF Industrial is a "pass through" entity for federal income Tax purposes, HF Industrial may make distributions to the holders of its Equity Interests, in an aggregate amount not greater than the amount necessary for such holders to pay their actual state and U.S. federal income Tax liabilities in respect of income earned by HF Industrial, after deducting any unused prior losses; (iv) so long as Monterey is a "pass through" entity for federal income Tax purposes, Monterey may make distributions to the holders of its Equity Interests, in an aggregate amount not greater than the amount necessary for such holders to pay their actual state and U.S. federal income Tax liabilities in respect of income earned by Monterey, after deducting any unused prior losses; -112-

(v) so long as Ocean West is a "pass through" entity for federal income Tax purposes, Ocean West may make distributions to the holders of its Equity Interests, in an aggregate amount not greater than the amount necessary for such holders to pay their actual state and U.S. federal income Tax liabilities in respect of income earned by Ocean West, after deducting any unused prior losses; (vi) so long as Irwindale is a "pass through" entity for federal income Tax purposes, Irwindale may make distributions to the holders of its Equity Interests, in an aggregate amount not greater than the amount necessary for such holders to pay their actual state and U.S. federal income Tax liabilities in respect of income earned by Irwindale, after deducting any unused prior losses; (vii) so long as SynGlobal is a "pass through" entity for federal income Tax purposes, SynGlobal may make distributions to the holders of its Equity Interests, in an aggregate amount not greater than the amount necessary for such holders to pay their actual state and U.S. federal income Tax liabilities in respect of income earned by SynGlobal, after deducting any unused prior losses; (viii) any Acquired Majority Owned Subsidiary that is a "pass through" entity for federal income Tax purposes may make distributions to the holders of its Equity Interests, in an aggregate amount not greater than the amount necessary for such holders to pay their actual state and U.S. federal income Tax liabilities in respect of income earned by such Acquired Majority Owned Subsidiary, after deducting any unused prior losses; (ix) HF Food's Subsidiaries (other than Ocean West, Monterey, Min Food, HF Industrial, SynGlobal, Irwindale, and any Acquired Majority Owned Subsidiary) may make distributions to HF Foods, and HF Foods may make distributions to the holders of its Equity Interests, in each case constituting Other Restricted Payments; (x) Ocean West may make distributions to the holders of its Equity Interests, Rongcheng may make distributions to the holders of its Equity Interests of its portion of such distributions from Ocean West, B&R may pay dividends to HF Foods in the same amount, and HF Foods may pay dividends to the holders of its Equity Interests in the same amount, in each case constituting Other Restricted Payments; (xi) Min Food may pay dividends to the holders of its Equity Interests, B&R may pay dividends to HF Foods in the same amount and HF Foods may pay dividends to the holders of its Equity Interests of its portion of such dividends from Min Food, in each case constituting Other Restricted Payments; (xii) Monterey may make distributions to the holders of its Equity Interests, Rongcheng may make distributions to the holders of its Equity Interests of its portion of such distributions from Monterey, B&R may pay dividends to HF Foods in the same amount and HF Foods may pay dividends to the holders of its Equity Interests in the same amount, in each case constituting Other Restricted Payments; (xiii) HF Industrial may pay dividends to the holders of its Equity Interests, Han Feng may pay dividends to HF Holding in the same amount, HF Holding may pay dividends to HF Foods in the same amount and HF Foods may pay dividends to the -113-

holders of its Equity Interests of its portion of such dividends from HF Industrial, in each case constituting Other Restricted Payments; (xiv) Irwindale may pay dividends to the holders of its Equity Interests, B&R may pay dividends to HF Foods in the same amount and HF Foods may pay dividends to the holders of its Equity Interests of its portion of such dividends from Irwindale, in each case constituting Other Restricted Payments; (xv) SynGlobal may make distributions to the holders of its Equity Interests, and such holders may make dividends or distributions to the holders of its Equity Interests of its portion of such distributions from SynGlobal, in each case constituting Other Restricted Payments; and (xvi) any Acquired Majority Owned Subsidiary may make distributions to the holders of its Equity Interests, and such holders may make dividends or distributions to the holders of its Equity Interests of its portion of such distributions from such Acquired Majority Owned Subsidiary, in each case constituting Other Restricted Payments. (b) No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except: (i) payment of Indebtedness created under the Loan Documents; (ii) payment of the Chase Equipment Debt; (iii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted under Section 6.01, other than payments in respect of the Subordinated Indebtedness (other than the B&R Realty Seller Note) prohibited by the subordination provisions thereof or the subordination agreement relating thereto; (iv) refinancings of Indebtedness to the extent permitted by Section 6.01; (v) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05; (vi) payment of regularly scheduled interest as and when due in respect of the B&R Realty Seller Note, other than payments in respect thereof prohibited by the B&R Realty Subordination Agreement; and (vii) voluntary payments of principal in respect of the B&R Realty Seller Note, so long as (a) immediately after giving effect to such payment the Payment Condition shall be satisfied, (b) such payment is not prohibited by the B&R Realty Subordination Agreement and (c) if the Special Advance Amount is greater than zero, the Required Lenders have consented to such payment. -114-

SECTION 6.09 Transactions with Affiliates. No Loan Party will, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among any Borrower and any Subsidiary that is a Loan Party not involving any other Affiliate, (c) any investment permitted by Sections 6.04(c) or 6.04(d), (d) any Indebtedness permitted under Section 6.01(c), (e) any Restricted Payment permitted by Section 6.08, (f) loans or advances to employees permitted under Section 6.04, (g) the payment of reasonable fees to members of the board of managers or directors of any Borrower or any Subsidiary who are not employees of such Borrower or Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, managers, directors, officers or employees of the Borrowers or their Subsidiaries in the ordinary course of business, (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock or membership interest options and stock or membership interest ownership plans approved by HF Foods' board of directors and (i) payment by each applicable Working Capital Borrower to the applicable Subsidiary that owns the real property on which such Working Capital Borrower operates of lease amounts not less favorable to such Working Capital Borrower than could be obtained on an arm's-length basis from unrelated third parties. No Loan Party will, nor will it permit any Subsidiary to, make any advance or loan to any of its suppliers that are Affiliates, except loans and advances that are at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties. SECTION 6.10 Restrictive Agreements. No Loan Party will, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to make distributions or pay dividends with respect to any of its Equity Interests or to make or repay loans or advances to any Borrower or any other Subsidiary or to Guarantee Indebtedness of any Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law, by any Loan Document or by the agreements evidencing the Chase Equipment Debt, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereofFifth Amendment Closing Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof and (vi) the foregoing shall not apply to customary restrictions contained in joint venture agreements, partnership agreements and other similar agreements with respect to a joint ownership arrangement restricting the disposition or distribution of assets or property of such joint venture, partnership or other joint ownership entity, so long as such encumbrances or restrictions are applicable solely to such joint venture and are not applicable to the property or assets of any other Person. SECTION 6.11 Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a) (i) any agreement relating to any Subordinated Indebtedness, except to the extent permitted in the subordination provisions thereof or the subordination agreement relating thereto or (ii) the B&R Realty Seller Note, except to the extent permitted by the B&R Realty Subordination Agreement, (b) its charter, articles or certificate of -115-

incorporation or organization, by-laws, operating, management or partnership agreement or other organizational or governing documents, to the extent any such amendment, modification or waiver would be adverse to the rights or interests of Lenders, or (c) any other Material Agreement, to the extent any such amendment, modification or waiver would be adverse to the rights or interests of Lenders. SECTION 6.12 [Reserved]. SECTION 6.13 Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio of HF Foods and its consolidated Subsidiaries, as of the end of any fiscal quarter to be less than 1.10 to 1.00. ARTICLE VII Events of Default. If any of the following events ("Events of Default") shall occur: (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) days; (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in, or in connection with, this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been materially incorrect when made or deemed made (or in any respect with respect to any representation or warranty qualified by materiality or Material Adverse Effect); (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party's existence), 5.08 or 5.18 or in Article VI; (e) any Loan Party shall fail to observe or perform any covenant, condition or agree- ment contained in this Agreement (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for a period of (i) 5 days after the earlier of any Loan Party's knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01, 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.10, 5.11, 5.13, 5.15 or 5.16 of this Agreement or (ii) 15 days after the earlier of any Loan Party's knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement; -116-

(f) any Loan Party or Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by Section 6.05; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Loan Party or Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) any Loan Party or Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) any Loan Party or Subsidiary shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally to pay its debts as they become due; (k) (i) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against any Loan Party, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or Subsidiary to enforce any such judgment; or (ii) any Loan Party or Subsidiary shall fail within thirty (30) days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued; (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) a Change in Control shall occur; -117-

(n) the occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided; (o) the Loan Guaranty or any Obligation Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any Obligation Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any Obligation Guaranty to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty or any Obligation Guaranty to which it is a party, or shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 10.08 or any notice of termination delivered pursuant to the terms of any Obligation Guaranty; (p) except as permitted by the terms of any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral purported to be covered thereby, or (ii) any Lien securing any Secured Obligation shall cease to be a perfected, first priority Lien; (q) any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document; (r) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or (s) any Loan Party is criminally indicted or convicted under any law that may reasonably be expected to lead to a forfeiture of any property of such Loan Party having a fair market value in excess of $250,000; then, and in every such event (other than an event with respect to the Borrowers described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and (x) at the request of the Required Revolving Lenders shall, by notice to the Borrower Representative, take any or all of the following actions, at the same or different times: (i) terminate the Revolving Commitments, whereupon the Revolving Commitments shall terminate immediately and (ii) require cash collateral for the LC Exposure in accordance with Section 2.06(j) hereof; and (y) at the request of the (i) Required Term Loan Lenders with respect to the Term Loan and (ii) Required Revolving Lenders with respect to all other Loans, shall, by notice to the Borrower Representative, declare such Loans then outstanding to be due and payable in whole (or in part, but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of such Loans so declared to be due and payable, together with accrued interest thereon and all fees (including, for the avoidance of doubt, any break funding payments) and other obligations of the Borrowers accrued hereunder and under any other Loan Document in respect of such Loans, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in the case of any event with respect to the Borrowers described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of such Loans then outstanding and the cash collateral for the LC Exposure, together with accrued interest thereon and all fees (including, for the avoidance of doubt, any break funding payments) and other obligations of the Borrowers accrued hereunder and under any other Loan Documents, shall automatically become due and payable, in each case without presentment, demand, -118-

protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and (x) at the request of the Required Term Loan Lenders with respect to the Term Loan or Real Estate Collateral or (y) at the request of the Required Revolving Lenders with respect to the other Loans or Non-Real Estate Collateral, shall, increase the rate of interest applicable to such Loans and other Obligations as set forth in this Agreement and exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC. ARTICLE VIII The Administrative Agent. SECTION 8.01 Authorization and Action. (a) Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties and the Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and the Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and the Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender's or such Issuing Bank's behalf. Without limiting the foregoing, each Lender and the Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or Required Revolving Lenders or Revolving Term Loan Lenders, as applicable) (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and the Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Bank with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders (or Required Revolving Lenders or Revolving Term Loan Lenders, as applicable) prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend -119-

or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Bank (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank or Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term "agent" (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) No Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and no Arranger shall incur any liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any -120-

demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, the Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Bank or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and, except solely to the extent of the Borrowers' right to consent pursuant to and subject to the conditions set forth in this Article, no Borrower nor any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. SECTION 8.02 Administrative Agent's Reliance, Indemnification, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or Required Revolving Lenders or Revolving Term Loan Lenders, as applicable) (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a "notice of default") is given to the -121-

Administrative Agent by the Borrower Representative, a Lender or the Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). SECTION 8.03 Posting of Communications. (a) The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Bank by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Administrative Agent to be its electronic transmission system (the "Approved Electronic Platform"). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuing Bank and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Bank and each Borrower hereby approves distribution of -122-

the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED "AS IS" AND "AS AVAILABLE". THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, "APPLICABLE PARTIES") HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY'S OR THE ADMINISTRATIVE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. "Communications" means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. (d) Each Lender and Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender's or Issuing Bank's (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, Issuing Bank and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent's generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. SECTION 8.04 The Administrative Agent Individually. With respect to its Commitment, Loans (including Swingline Loans) and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms "Issuing Bank", "Lenders", "Required Lenders", "Required Revolving Lenders", "Supermajority Revolving Lenders", "Required Term Loan Lenders" and any similar terms shall, unless -123-

the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, Required Term Loan Lenders, Required Revolving Lenders or Supermajority Revolving Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Bank. SECTION 8.05 Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the Lenders, the Issuing Bank and the Borrower Representative, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower Representative (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent's resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Bank and the Borrowers, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and Issuing Bank. Following the -124-

effectiveness of the Administrative Agent's resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above. SECTION 8.06 Acknowledgements of Lenders and Issuing Bank. (a) Each Lender represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and that it has, independently and without reliance upon the Administrative Agent, any Arranger, or any other Lender , or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and their Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan Document pursuant to which it shall have become a Lender hereunder. (c) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to a Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys' fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. -125-

(d) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a "Payment") were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on "discharge for value" or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(d) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a "Payment Notice") or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) Each Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party. (iv) Each party's obligations under this Section 8.06(d) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. SECTION 8.07 Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party's right to file a proof of claim in an insolvency -126-

proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a "representative" of the Secured Parties within the meaning of the term "secured party" as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties. (b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services the obligations under which constitute Secured Obligations and no Swap Agreement the obligations under which constitute Secured Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Banking Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. (c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(b). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent's Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. SECTION 8.08 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of (i) the Required Term Lenders with respect to the Term Loan (including fees, interest, indemnities or other amounts accrued or owing thereon) and (ii) Required Revolving Lenders with respect to the Revolving Loans (including fees, interest, indemnities or other amounts accrued or owing thereon), to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders (or Required Revolving Lenders or Revolving Term Loan Lenders, as applicable) on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with -127-

any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties' ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders (or Required Revolving Lenders or Revolving Term Loan Lenders, as applicable) or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders (or Required Revolving Lenders or Revolving Term Loan Lenders, as applicable) contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. SECTION 8.09 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using "plan assets" (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions -128-

determined by in-house asset managers), is applicable with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a "Qualified Professional Asset Manager" (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that none of the Administrative Agent, any Arranger, or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). (c) The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker's acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 8.10 Flood Laws. JPMCB has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the "Flood Laws"). JPMCB, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMCB reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each -129-

-130- HF Foods Group Inc. 6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada 89118 Facsimile: [***] Electronic Mail: [***] Attention: Xiao Mou Zhang, Chief Executive Officer with a copy to: HF Foods Group Inc. 19319 Arenth Avenue City of Industry, California 91748 Facsimile: [***] Electronic Mail: [***] Attention: Christine Chang, General Counsel (ii) if to the Administrative Agent, JPMCB in its capacity as an Issuing Bank or the Swingline Lender, to JPMorgan Chase Bank, N.A. at: federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements. ARTICLE IX Miscellaneous. SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows: (i) if to any Loan Party, to the Borrower Representative at: JPMorgan Chase Bank, N.A. 10 South Dearborn Street Chicago, Illinois 60603 Attention: ABL Credit Risk Manager for HF Foods Group Inc., Michael Fine Electronic Mail: [***] Facsimile: [***] (iii) if to any other Lender or Issuing Bank, to it at its address or facsimile number set forth in its Administrative Questionnaire. All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, (B) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic Systems or

Approved Electronic Platforms, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platforms, as applicable, or pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to Compliance Certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic Systems or Approved Electronic Platforms, as applicable, pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient. (c) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Except as provided in the first sentence of Section 2.09(f) (with respect to any commitment increase) and subject to Section 2.14(c) and Section 9.02(e) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders (or Required Revolving Lenders or Revolving Term Loan Lenders, as applicable) or (y) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders (or Required Revolving Lenders or Revolving Term Loan Lenders, as applicable); provided that no such agreement shall (i) increase the -131-

Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender), (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (provided that any amendment or modification of the financial covenants in this Agreement (or any defined term used therein) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (ii)), (iii) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby, (iv) change Section 2.09(c), Section 2.11(c) or (e) or Section 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or the manner in which payments are shared, without the written consent of each Lender (other than any Defaulting Lender), (v) increase the advance rates set forth in the definition of Borrowing Base, add new categories of eligible assets or otherwise amend the definition of Borrowing Base (or any component definition thereof) if as a result thereof the amounts available to be borrowed by the Borrowers would be increased (provided, that, the foregoing shall not limit the discretion of Administrative Agent to change, establish or eliminate any Reserves), in each case without the written consent of the Supermajority Revolving Lenders, (vi) change any of the provisions of this Section or the definition of "Required Lenders", "Required Revolving Lenders", "Required Term Loan Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender) directly affected thereby, (vii) release any Loan Guarantor from its obligation under its Loan Guaranty or Obligation Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender), (viii) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of (x) the Real Estate Collateral, without the written consent of each Term Loan Lender (other than any Defaulting Lender) and (y) the Non-Real Estate Collateral, without the written consent of each Lender (other than any Defaulting Lender) or (ix) except as otherwise expressly permitted in this Agreement, subordinate the Obligations to any other Indebtedness or subordinate the Liens on a material portion of the Collateral securing the Obligations to Liens securing any other Indebtedness, in each case, without the written consent of each Lender (other than any Defaulting Lender); provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be (it being understood that any amendment to Section 2.20 shall require the consent of the Administrative Agent, the Issuing Bank and the Swingline Lender); provided further that no such agreement shall amend or modify the provisions of Section 2.07 or any letter of credit application and any bilateral agreement between the Borrower Representative and the Issuing Bank regarding the Issuing Bank's Issuing Bank Sublimit or the respective rights and obligations between any Borrower and the Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and the Issuing Bank, respectively. The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Any amendment, waiver or other modification of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by the Borrowers and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. (c) The Lenders and the Issuing Bank hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the -132-

Administrative Agent by the Loan Parties on any Collateral (i) (x) constituting Real Estate Collateral upon the Payment in Full of the Term Loan and (y) constituting Non-Real Estate Collateral upon the Payment in Full of all other Secured Obligations, and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Subsidiary, the Administrative Agent is authorized to release any Loan Guaranty or Obligation Guaranty provided by such Subsidiary, (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on (i) Real Estate Collateral without the prior written authorization of the Required Term Loan Lenders and (ii) Non-Real Estate Collateral without the prior written authorization of the Required Revolving Lenders; provided that, the Administrative Agent may in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $5,000,000 during any calendar year without the prior written authorization of the Required Lenders (or Required Term Loan Lenders or Required Revolving Lenders, as applicable) (it being agreed that the Administrative Agent may rely conclusively on one or more certificates of the Borrowers as to the value of any Collateral to be so released, without further inquiry). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent. (d) Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Borrower Representative only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Loan Parties shall, jointly and severally, pay all (i) reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through any Electronic System or Approved Electronic Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Expenses being reimbursed by the Loan Parties under this Section include, without limiting the generality of the foregoing, fees, costs and expenses incurred in connection with: -133-

(A) collateral monitoring, collateral reviews, environmental reviews, appraisals (subject to the reimbursement limitations contained in Section 5.12), and insurance reviews and PML Reports and other seismic reviews; (B) field examinations and the preparation of Reports based on the fees charged by a third party retained by the Administrative Agent or the internally allocated fees for each Person employed by the Administrative Agent with respect to each field examination, including field examination fees currently equal to $125 per hour per examiner, plus out-of-pocket expenses, subject to the reimbursement limitations contained in Section 5.06; (C) background checks regarding senior management and/or key investors, as deemed necessary or appropriate in the sole discretion of the Administrative Agent; (D) Taxes, fees and other charges for (1) lien and title searches and title insurance, (2) periodic searches of central filing locations under the FSA and periodic searches under any applicable State Agricultural Laws and (3) recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent's Liens; (E) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; (F) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral; and (G) fees and expenses of other advisors and professionals engaged by the Administrative Agent. All of the foregoing fees, costs and expenses may be charged to the Working Capital Borrowers as Revolving Loans or to another deposit account, all as described in Section 2.18(c). (b) The Loan Parties shall, jointly and severally, indemnify the Administrative Agent, each Arranger, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (iv) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by a Loan Party for Taxes pursuant to Section 2.17, or (v) any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding is brought by any Loan Party or their respective -134-

equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. (c) Each Lender severally agrees to pay any amount required to be paid by any Loan Party under paragraph (a) or (b) of this Section 9.03 to the Administrative Agent, each Issuing Bank and the Swingline Lender, and each Related Party of any of the foregoing Persons (each, an "Agent Indemnitee") (to the extent not reimbursed by a Loan Party and without limiting the obligation of any Loan Party to do so), ratably according to their respective Applicable Percentage in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), from and against any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent Indemnitee in its capacity as such; provided, further, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee's gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the Payment in Full of the Secured Obligations. (d) To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (e) All amounts due under this Section shall be payable promptly after written demand therefor. SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) no Borrower or Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower or Loan Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or -135-

obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Borrower Representative, provided that the Borrower Representative shall be deemed to have consented to any such assignment of all or a portion of the Revolving Loans and Commitments unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof, and provided further that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of the Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; (C) the Issuing Bank, provided, that no consent of the Issuing Bank shall be required for an assignment of all or any portion of the Term Loan; and (D) the Swingline Lender, provided, that no consent of the Swingline Lender shall be required for an assignment of all or any portion of the Term Loan. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower Representative and the Administrative Agent otherwise consent, provided that no such consent of the Borrower Representative shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent -136-

applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about HF Foods, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee's compliance procedures and applicable laws, including Federal and state securities laws. (E) no assignment shall be permitted if, as of the date hereof, any event or circumstance exists which would result in the Borrowers being obligated to pay any greater amount hereunder to the assignee than the Borrowers would be obligated to pay to the assigning Lender if such assignment were not to occur. For the purposes of this Section 9.04(b), the terms "Approved Fund" and "Ineligible Institution" have the following meanings: "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. "Ineligible Institution" means (a) a natural person, (b) a Defaulting Lender or its Parent, (c) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, with respect to clause (c), such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or portions of the Commitment, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business or (d) a Loan Party or a Subsidiary or other Affiliate of a Loan Party. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a -137-

participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of, or notice to, the Borrowers, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") other than an Ineligible Institution in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Loan Parties, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Loan Parties agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrowers and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by -138-

assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. No Participant shall have any direct or indirect voting rights hereunder except that no amendment, modification, waiver or consent hereunder may, without the consent of such Participant, (A) increase such Participant's participation interest hereunder, (B) extend the date scheduled for payment of any amount due to such Participant hereunder, or (C) reduce the principal amount of the Loans in which such Participant has a participation interest hereunder, or reduce the amount or rate of interest or any fees payable to such Participant (other than any increase in interest during the continuance of an Event of Default, which may be waived by the Administrative Agent). Each Lender that sells a participation agrees, at the Borrowers' request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under this Agreement or any other Loan Document (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the -139-

consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) increases or reductions of the Issuing Bank Sublimit of the Issuing Bank constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. SECTION 9.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such Affiliate, to or for the credit or the account of any Loan Party against any and all of the Secured Obligations held by such Lender, the Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, the Issuing Bank or their respective Affiliates shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the -140-

Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender, the Issuing Bank or such Affiliate shall notify the Borrower Representative and the Administrative Agent of such setoff or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff or application under this Section. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have. SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of Illinois, but giving effect to federal laws applicable to national banks. (b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Lender relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of Illinois. (c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or Illinois state court sitting in Chicago, Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Illinois State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (d) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT -141-

MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower Representative, (h) to holders of Equity Interests in any Loan Party, (i) to any Person providing a Guarantee of all or any portion of the Secured Obligations, or (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than the Loan Parties, or (k) on a confidential basis to (1) any rating agency in connection with rating HF Foods or its Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein. For the purposes of this Section, "Information" means all information received from any Loan Party relating to the Loan Parties or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Loan Parties and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Loan Parties after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. EACH LENDER ACKNOWLEDGES THAT INFORMATION (AS DEFINED IN THIS SECTION 9.12) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE -142-

MATERIAL NON-PUBLIC INFORMATION CONCERNING HF FOODS, AND ITS AFFILIATES, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT HF FOODS, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. SECTION 9.13 Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Federal Reserve Board) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor any Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law. SECTION 9.14 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act. SECTION 9.15 Disclosure. Each Loan Party, each Lender and the Issuing Bank hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates. SECTION 9.16 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the other Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent's request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent's instructions. SECTION 9.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed -143-

the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. SECTION 9.18 Marketing Consent. The Borrowers hereby authorize the JPMCB Parties, at their respective sole expense, but without any prior approval by the Borrowers, to publish such tombstones and give such other publicity to this Agreement as each may from time to time determine in its sole discretion. The foregoing authorization shall remain in effect unless and until the Borrower Representative notifies JPMCB in writing that such authorization is revoked. SECTION 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.20 No Fiduciary Duty, etc.. (a) Each Borrower acknowledges and agrees, and acknowledges its Subsidiaries' understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm's length contractual counterparty to each Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, any Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising any Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Borrower shall consult with its own advisors -144-

concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto. (b) Each Borrower further acknowledges and agrees, and acknowledges its Subsidiaries' understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, any Borrower and other companies with which any Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries' understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which a Borrower may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with such Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Borrower, confidential information obtained from other companies. SECTION 9.21 Hazard Insurance Disclosure. This Section is being furnished by the Administrative Agent in compliance with Section 2955.5(b) of the California Civil Code. California Civil Code Section 2955.5(a) reads as follows: "No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property". Each Borrower acknowledges and agrees that the above disclosure was made by the Administrative Agent to the Borrowers prior to execution of this Agreement and the other Loan Documents. SECTION 9.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Illinois and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit -145-

Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 9.23 Reaffirmation. Each Borrower and each Guarantor that is a party thereto hereby acknowledges and reaffirms its obligations under each of the Loan Documents delivered in connection with or pursuant to the Existing Credit Agreement to which it is a party, including, without limitation, any grant of security interest, as applicable, contained therein, in each case as amended, restated, supplemented or otherwise modified prior to or as of the date hereof (collectively, the "Reaffirmed Documents"). Each such Borrower and Guarantor further acknowledges and confirms that the Administrative Agent's Liens in the Collateral of such Persons shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection thereof under the Existing Credit Agreement and the other Reaffirmed Documents. Each of the Reaffirmed Documents to which it is a party shall remain in full force and effect following the execution and delivery of this Agreement. All references in any of the Reaffirmed Documents to the "Credit Agreement" shall be deemed to refer to this Agreement. Except as set forth in the immediately preceding paragraph, and except as otherwise expressly amended on or prior to the date hereof, each of the Reaffirmed Documents shall remain in full force and effect. ARTICLE X Loan Guaranty SECTION 10.01 Guaranty. Each Loan Guarantor (other than those that have delivered a separate Guaranty) hereby agrees that it is jointly and severally liable for, and absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses, including, without limitation, all court costs and attorneys' and paralegals' fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Administrative Agent, the Issuing Bank and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, any Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the "Guaranteed Obligations"; provided, however, that the definition of "Guaranteed Obligations" shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations. SECTION 10.02 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent, the Issuing Bank or any Lender to sue any Borrower, any Loan Guarantor, any other guarantor of, or any other Person -146-

obligated for, all or any part of the Guaranteed Obligations (each, an "Obligated Party"), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations. SECTION 10.03 No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than Payment in Full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, the Issuing Bank, any Lender or any other Person, whether in connection herewith or in any unrelated transactions. (b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof. (c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent, the Issuing Bank or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than Payment in Full of the Guaranteed Obligations). SECTION 10.04 Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower, any Loan Guarantor or any other Obligated Party, other than Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party or any other Person. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each -147-

Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security. SECTION 10.05 Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification, that it has against any Obligated Party or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent, the Issuing Bank and the Lenders. SECTION 10.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor's obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent, the Issuing Bank and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent. SECTION 10.07 Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, the Issuing Bank or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks. SECTION 10.08 Termination. Each of the Lenders and the Issuing Bank may continue to make loans or extend credit to the Borrowers based on this Loan Guaranty until five (5) days after it receives written notice of termination from any Loan Guarantor. Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lenders for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Guaranteed Obligations. Nothing in this Section 10.08 shall be deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the Administrative Agent or any Lender may have in respect of, any Default or Event of Default that shall exist under Article VII hereof as a result of any such notice of termination. SECTION 10.09 Taxes. Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives the amount it would have received had no such withholding been made. SECTION 10.10 Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the -148-

Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor's obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account. SECTION 10.11 Contribution. (a) To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Loan Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. (b) As of any date of determination, the "Allocable Amount" of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 10.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 10.11 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement. SECTION 10.12 Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Administrative Agent, the Issuing Bank and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. SECTION 10.13 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in -149-

respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. SECTION 10.14 Waivers of Other Rights and Defenses. If any Loan Guarantor is not the primary obligor under the Obligations, such Loan Guarantor agrees as follows: (a) SUCH LOAN GUARANTOR HEREBY WAIVES ANY RIGHTS OF SUBROGATION, REIMBURSEMENT, INDEMNIFICATION, AND CONTRIBUTION OF ANY OTHER RIGHTS AND DEFENSES THAT ARE OR MAY BECOME AVAILABLE TO LOAN GUARANTOR BY REASON OF SECTIONS 2787 TO 2855, INCLUSIVE, SECTION 2899 OR SECTION 3433 OF THE CALIFORNIA CIVIL CODE OR SECTION 3605 OF THE CALIFORNIA COMMERCIAL CODE. SUCH LOAN GUARANTOR HAS BEEN MADE AWARE OF THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 2856, HAS READ AND UNDERSTANDS THE PROVISIONS OF THAT STATUTE, HAS BEEN ADVISED BY ITS COUNSEL AS TO THE SCOPE, PURPOSE AND EFFECT OF THAT STATUTE, AND BASED THEREON, AND WITHOUT LIMITING THE FOREGOING WAIVERS, SUCH LOAN GUARANTOR AGREES TO WAIVE ALL SURETYSHIP RIGHTS AND DEFENSES DESCRIBED IN CALIFORNIA CIVIL CODE SECTION 2856(a); (b) The provisions of this Section 9.14(b) are applicable if any Obligation is or becomes secured by California real property; (c) Each Loan Guarantor waives all rights and defenses that such Loan Guarantor may have because any of the Obligations is secured by real property. This means, among other things: (i) the Administrative Agent may collect from such Loan Guarantor without first foreclosing on any real or personal property Collateral pledged by any Borrower; and (ii) if the Administrative Agent forecloses on any real property Collateral pledged by any Borrower: (1) the amount of the Obligations may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price, and (2) the Administrative Agent may collect from such Loan Guarantor even if the Administrative Agent, by foreclosing on the real property Collateral, has destroyed any right such Loan Guarantor may have to collect from the Borrowers. This is an irrevocable and unconditional waiver of any rights and defenses each Loan Guarantor may have because any of the Obligations is secured by real property. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON SECTION 580a, 580b, 580d, OR 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. (d) Each Loan Guarantor waives all rights and defenses arising out of an election of remedies by the Administrative Agent, even though the election of remedies, such as non-judicial foreclosure with respect to security for any Obligation, has destroyed such Loan Guarantor's rights of subrogation and reimbursement against the principal under the Obligation by the operation of Section 580d of the Code of Civil Procedure or otherwise. -150-

ARTICLE XI The Borrower Representative. SECTION 11.01 Appointment; Nature of Relationship. HF Foods is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the "Borrower Representative") hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article XI. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans in the Funding Account(s), at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower(s). The Administrative Agent and the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 11.01. SECTION 11.02 Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative. SECTION 11.03 Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers. SECTION 11.04 Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default or Event of Default hereunder referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Borrower Representative receives such a notice, the Borrower Representative shall give prompt notice thereof to the Administrative Agent and the Lenders. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative. SECTION 11.05 Successor Borrower Representative. Upon the prior written consent of the Administrative Agent, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. The Administrative Agent shall give prompt written notice of such resignation to the Lenders. SECTION 11.06 Execution of Loan Documents; Borrowing Base Certificate. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Administrative Agent and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including, without limitation, the Borrowing Base Certificates and the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the -151-

exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers. SECTION 11.07 Reporting. Each Borrower hereby agrees that such Borrower shall furnish promptly after each fiscal month to the Borrower Representative a copy of its separate portion of the Borrowing Base Certificate and any other certificate or report required hereunder or requested by the Borrower Representative on which the Borrower Representative shall rely to prepare the Borrowing Base Certificates and Compliance Certificate required pursuant to the provisions of this Agreement. (Signature Pages Follow) -152-

Signature Page to Third Amended and Restated Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written. WORKING CAPITAL BORROWERS: HF FOODS GROUP INC. By: __________________________________ Name: ________________________________ Title: _________________________________ B&R GLOBAL HOLDINGS, INC. By: ___________________________________ Name: _________________________________ Title: __________________________________ RONGCHENG TRADING, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ CAPITAL TRADING, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ WIN WOO TRADING, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ R & C TRADING L.L.C. By: ___________________________________ Name: _________________________________ Title: __________________________________

Signature Page to Third Amended and Restated Credit Agreement GREAT WALL SEAFOOD LA, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ B & L TRADING, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ MOUNTAIN FOOD, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ MIN FOOD INC. By: ___________________________________ Name: _________________________________ Title: __________________________________ MONTEREY FOOD SERVICE, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ HAN FENG, INC. By: ___________________________________ Name: _________________________________ Title: __________________________________ NEW SOUTHERN FOOD DISTRIBUTORS, INC. By: ___________________________________ Name: _________________________________ Title: __________________________________

Signature Page to Third Amended and Restated Credit Agreement KIRNLAND FOOD DISTRIBUTION, INC. By: ___________________________________ Name: _________________________________ Title: __________________________________ GREAT WALL SEAFOOD IL, L.L.C. By: ___________________________________ Name: _________________________________ Title: __________________________________ GREAT WALL SEAFOOD TX, L.L.C. By: ___________________________________ Name: _________________________________ Title: __________________________________ GREAT WALL SEAFOOD VA, L.L.C. By: ___________________________________ Name: _________________________________ Title: __________________________________ SUNFLOWER 2.0, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ HF CHARLOTTE, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ T&G GROUP, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________

Signature Page to Third Amended and Restated Credit Agreement REAL ESTATE BORROWERS: B & R REALTY, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ LUCKY REALTY, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ GENSTAR REALTY, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ MURRAY PROPERTIES, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ FORTUNE LIBERTY, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________

Signature Page to Third Amended and Restated Credit Agreement A & KIE, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ LENFA FOOD, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________ BIG SEA REALTY, LLC By: ___________________________________ Name: _________________________________ Title: __________________________________

Signature Page to Third Amended and Restated Credit Agreement GUARANTORS: B&R GROUP LOGISTICS HOLDING LLC By: __________________________________ Name: ________________________________ Title: _________________________________ HAPPY FM GROUP, INC. By: __________________________________ Name: ________________________________ Title: _________________________________ KYL GROUP, INC. By: __________________________________ Name: ________________________________ Title: _________________________________ GM FOOD SUPPLIES, INC. By: __________________________________ Name: ________________________________ Title: _________________________________ MF FOOD SERVICES, INC. By: __________________________________ Name: ________________________________ Title: _________________________________ HAYWARD TRUCKING, INC. By: __________________________________ Name: ________________________________ Title: _________________________________ LIN'S DISTRIBUTION INC, INC By: __________________________________ Name: ________________________________ Title: _________________________________

Signature Page to Third Amended and Restated Credit Agreement ROYAL SERVICE INC By: __________________________________ Name: ________________________________ Title: _________________________________ IRWINDALE POULTRY, LLC By: __________________________________ Name: ________________________________ Title: _________________________________ LIN'S FARMS, LLC By: __________________________________ Name: ________________________________ Title: _________________________________ AMERICAN FORTUNE FOODS INC. By: __________________________________ Name: ________________________________ Title: _________________________________ MORNING FIRST DELIVERY, INC. By: __________________________________ Name: ________________________________ Title: _________________________________ R & N HOLDINGS, LLC By: __________________________________ Name: ________________________________ Title: _________________________________ R & N CHARLOTTE, L.L.C. By: __________________________________ Name: ________________________________ Title: _________________________________

Signature Page to Third Amended and Restated Credit Agreement CHINESETG, INC. By: __________________________________ Name: ________________________________ Title: _________________________________ B & B TRUCKING SERVICES, INC. By: __________________________________ Name: ________________________________ Title: _________________________________ HG REALTY, LLC By: __________________________________ Name: ________________________________ Title: _________________________________ HF GROUP HOLDING CORPORATION By: __________________________________ Name: ________________________________ Title: _________________________________

Signature Page to Third Amended and Restated Credit Agreement JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent, Issuing Bank and Swingline Lender By: ___________________________________ Name: _________________________________ Title: __________________________________

Signature Page to Third Amended and Restated Credit Agreement COMERICA BANK, as a Lender By: ___________________________________ Name: _________________________________ Title: __________________________________

Signature Page to Third Amended and Restated Credit Agreement WELLS FARGO BANK, N.A., as a Lender By: ___________________________________ Name: _________________________________ Title: __________________________________

Exhibit B Amended and Restated Credit Agreement Schedules [see attached]

EXHIBIT C Commitment Schedule Lender Revolving Commitment Outstanding Term A Loan as of the Fifth Amendment Closing Date Outstanding Term B Loan as of the Fifth Amendment Closing Date Total Term Loan Outstanding as of the Fifth Amendment Closing Date Total Commitment and Outstanding Loans as of the Fifth Amendment Closing Date JPMorgan Chase Bank, N.A. $ 60,000,000 $38,085,029.00 $25,706,481.00 $63,791,510.00 $123,791,510.00 Fifth Third Bank, N.A. $ 25,000,000 $16,662,200.00 $11,246,585.00 $27,908,785.00 $52,908,785.00 Wells Fargo Bank, N.A. $ 40,000,000 $0.00 $0.00 $0.00 $40,000,000.00 Total $125,000,000 $54,747,229.00 $36,953,066.00 $91,700,296.00 $216,700,295.00

EXHIBIT D Closing Checklist [see attached]